File No. 333-116057
ICA No. 811-21587

As filed on November 16, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 35	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 36	[X]
(Check appropriate box or boxes)

OLD MUTUAL FUNDS I
(Exact Name of Registrant as Specified in Charter)

4643 South Ulster Street, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 200-7600

Julian F. Sluyters, 4643 South Ulster Street, Denver, Colorado 80237
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

[_]           immediately upon filing pursuant to paragraph (b)
[X]           on November 19, 2009 pursuant to paragraph (b)
[_]           60 days after filing pursuant to paragraph (a)(1)
[_]           on (date) pursuant to paragraph (a)(1)
[_]           75 days after filing pursuant to paragraph (a)(2)
[_]           on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_]           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Old Mutual® Funds I

Old Mutual Asset Allocation Portfolios

PROSPECTUS

CLASS A, CLASS C, CLASS Z AND INSTITUTIONAL CLASS SHARES

November 19, 2009

Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Asset Allocation Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved the shares of any of the funds listed above or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

ABOUT THE ASSET ALLOCATION PORTFOLIOS

Investment Objectives and Principal Investment Strategies

Main Risks of Investing in the Asset Allocation Portfolios

Fund Performance

Fees and Expenses of the Asset Allocation Portfolios

More about Investment Risk

Disclosure of Portfolio Holdings

Other Information about the Asset Allocation Portfolios

The Underlying Funds

MANAGEMENT

The Adviser

The Sub-Adviser

Advisory Fees

The Portfolio Managers

YOUR INVESTMENT

Your Share Price

Valuing Portfolio Securities

Policy Regarding Excessive or Short-Term Trading

Buying Shares

Minimum Investment

Sales Charges

Selling Shares

General Policies

Dividends and Taxes

Distribution Arrangements

Payments to Financial Intermediaries

FINANCIAL HIGHLIGHTS

Table of Contents - Prospectus 1

INTRODUCTION

An Introduction to Old Mutual® Funds I and this Prospectus

Each of the four funds listed on the cover to this Prospectus (collectively, the “Asset Allocation Portfolios”), series funds of Old Mutual Funds I (the “Trust”), seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”) advised by Old Mutual Capital, Inc.  The Asset Allocation Portfolios use asset allocation strategies to invest their assets in shares of the underlying funds.  The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities.

Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Asset Allocation Portfolios, the “Old Mutual Funds”) are offered by separate prospectuses.  This Prospectus contains important information you should know before investing in the Asset Allocation Portfolios and as a shareholder in the Asset Allocation Portfolios. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Asset Allocation Portfolios, please refer to the back cover of this Prospectus.

The Asset Allocation Portfolios are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Asset Allocation Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Asset Allocation Portfolios also may not be suitable for investors who require regular income or who cannot risk loss of their investment.

Investment Adviser and Sub-Adviser

Old Mutual Capital, Inc. (the “Adviser”) is the investment adviser to the Asset Allocation Portfolios and the underlying funds.  The Adviser has retained Ibbotson Associates Advisors, LLC (“Ibbotson”) to act as sub-adviser to the Asset Allocation Portfolios and to allocate, subject to the Adviser’s supervision, each Asset Allocation Portfolio’s assets among the underlying funds.

 [On side panel:  What the Asset Allocation Portfolios Are – And Aren’t

The Asset Allocation Portfolios are mutual funds – pooled investments that are professionally managed and provide the opportunity to participate in financial markets.  The Asset Allocation Portfolios strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results.  As with any mutual fund, there is always a risk that you may lose money on your investment in an Asset Allocation Portfolio.

An investment in an Asset Allocation Portfolio is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.]

Table of Contents - Prospectus 1

ABOUT THE ASSET ALLOCATION PORTFOLIOS

Investment Objectives and Principal Investment Strategies

What is each Asset Allocation Portfolio’s investment objective?

Portfolio	Investment Objective
Conservative Portfolio	Seeks to provide investors with current income and preservation of capital
Balanced Portfolio	Seeks to provide investors with capital appreciation and current income
Moderate Growth Portfolio	Seeks to provide investors with capital appreciation
Growth Portfolio	Seeks to provide investors with capital appreciation

What is each Asset Allocation Portfolio’s principal investment strategy?

Each Asset Allocation Portfolio is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how each Asset Allocation Portfolio expects to allocate its assets among equity and fixed-income funds.  Each Asset Allocation Portfolio’s allocation between equity and fixed-income funds will change over time.

	Equity Fund Allocation	Fixed-Income Fund Allocation
Conservative Portfolio	20-40%	60-80%
Balanced Portfolio	50-70%	30-50%
Moderate Growth Portfolio	70-90%	10-30%
Growth Portfolio	90-100%	0-10%

Based upon the analysis described in the section of this Prospectus entitled “Other Information about the Asset Allocation Portfolios,” each Asset Allocation Portfolio expects to invest 0- 45 % of its assets in each of the following underlying funds:

Old Mutual Analytic Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Cash Reserves Fund
Old Mutual China Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual Dwight High Yield Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman Global Real Estate Securities Fund
Old Mutual Heitman REIT Fund
Old Mutual International Equity Fund
Old Mutual Large Cap Growth Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund

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The Adviser evaluates Ibbotson’s allocations at least annually and may change these allocations from time to time without the approval of or notice to shareholders.

Main Risks of Investing in the Asset Allocation Portfolios

Like all investments, you risk losing money by investing in the Asset Allocation Portfolios.  The main risks of investing in the Asset Allocation Portfolios are as follows:

Risks of Fund of Funds Structure. The performance and risks of an Asset Allocation Portfolio will directly correspond to the performance and risks of the underlying funds in which it invests and the securities held by these funds.  The more an Asset Allocation Portfolio allocates to equity funds, the greater the expected risk.  To the extent that an Asset Allocation Portfolio invests more of its assets in one underlying fund than another, the Asset Allocation Portfolio will have greater exposure to the risks of that underlying fund.

The underlying funds will not necessarily make consistent investment decisions.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.

Because an Asset Allocation Portfolio indirectly pays a portion of the expenses incurred by the underlying funds, an investment in an Asset Allocation Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.  As the underlying funds or an Asset Allocation Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by an Asset Allocation Portfolio may increase or decrease.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from an Asset Allocation Portfolio’s transactions in shares of the underlying funds.

An Asset Allocation Portfolio’s ability to achieve its investment objective depends upon Ibbotson’s skill in selecting the best mix of underlying funds.  There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The Adviser may be subject to potential conflicts of interest in supervising Ibbotson’s selection of underlying funds.  The Adviser is the investment adviser to each of the underlying funds and the fees paid to the Adviser by some of these underlying funds for these services are higher than the fees paid by other underlying funds.

Risks of Investing in Equity Securities.  The value of the stocks and other securities owned by the underlying funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or the advisers of the underlying funds may misgauge that worth.

The price s of individual equity securities do not all move in the same direction uniformly or at the same time; for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen.  To the extent that an underlying fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate in response to events affecting the market for that type of security.

Risks of Investing in Fixed-Income Securities.  The underlying funds’ investments in fixed-income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed - income securities held.  Generally, the value of a bond increases when interest rates decrease.  Conversely, the value of a bond decreases when interest rates increase.  The prices of mortgage- and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.  That is, when borrowers prepay their mortgages, the asset-backed securities that hold those mortgages will receive back principal, and the holders of those securities (such as the Asset Allocation Portfolios) may have to re-invest that principal on less favorable terms. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. In times of volatile markets, the underlying assets of asset-backed securities may be less liquid, and thus the value of the asset-backed securities could be adversely affected.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Fund Performance

The bar charts and table below provide some indication of the risks of investing in the Asset Allocation Portfolios by showing changes in a Portfolio’s performance from year to year and by showing how a Portfolio’s average annual returns for 1 year and since inception compare with those of broad measures of market performance.  The Asset Allocation Portfolios’ past performance, both before and after taxes, is not necessarily an indication of how the Portfolios will perform in the future. The performance of the Asset Allocation Portfolios reflects a limitation on the total expenses of the Portfolios pursuant to an arrangement with the Adviser.  The returns of the Asset Allocation Portfolios would have been lower if the expense limitation had not been in effect.  All performance figures reflect the reinvestment of dividends and capital gain distributions.

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Annual Total Returns as of December 31 – Institutional Class

The bar charts below do not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.  The returns achieved prior to November 19, 2007 were under a fund of managers structure.

	2005	2006	2007	2008
Conservative Portfolio 1	4.30%	7.75%	8.18%	(13.56)%

1	The year-to-date return as of September 30, 2009 is 16.29%.

During the periods shown in the chart above, the highest return for a quarter was 3.35% (quarter ending 12/31/06) and the lowest return for a quarter was (7.11)% (quarter ending 09/30/2008 ).

	2005	2006	2007	2008
Balanced Portfolio 1	6.80%	11.94%	8.79%	(26.02)%

1	The year-to-date return as of September 30, 2009 is 20.79%.

During the periods shown in the chart above, the highest return for a quarter was 5.82% (quarter ending 12/31/06) and the lowest return for a quarter was (12.37)% (quarter ending 12/31/08 ).

	2005	2006	2007	2008
Moderate Growth Portfolio 1	7.98%	15.07%	8.69%	(34.67)%

1	The year-to-date return as of September 30, 2009 is 22.35%.

During the periods shown in the chart, the highest return for a quarter was 7.31% (quarter ending 12/31/06) and the lowest return for a quarter was (18.10)% (quarter ending 12/31/08 ).

	2005	2006	2007	2008
Growth Portfolio 1	10.31%	17.89%	7.88%	(42.04)%

1	The year-to-date return as of September 30, 2009 is 24.90%.

During the periods shown in the chart above, the highest return for a quarter was 8.57% (quarter ending 12/31/06) and the lowest return for a quarter was (23.79)% (quarter ending 12/31/08 ).

Average Annual Total Returns as of December 31, 2008

The returns of the Asset Allocation Portfolios in the table below include applicable sales loads.  The return information for the Indexes does not reflect the impact of taxes, and does not reflect the costs of managing a mutual fund.  The returns achieved prior to November 19, 2007 were under a fund of managers structure.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Asset Allocation Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary.

Conservative Portfolio
Institutional Class	1 Year	Since Inception 4
Return Before Taxes	(13.56)%	2.07%
Return After Taxes on Distributions	(15.77)%	0.66%
Return After Taxes on Distributions and Sale of Fund Shares 1	(8.51)%	1.08%
Class A
Return Before Taxes	(18.60)%	0.44%
Class C
Return Before Taxes	(15.09)%	1.12%
Class Z
Return Before Taxes	(13.46)%	0.46%
Barclays Capital U.S. Aggregate Index 2	5.24%	4.68%
Standard & Poor’s SuperComposite 1500 Index 3	(36.72)%	(2.66)%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2
The unmanaged Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) is a widely recognized measure of the aggregate bond market.  The index is market value-weighted inclusive of accrued interest.

3	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

4	The inception date for Institutional Class, Class A, and Class C shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

Table of Contents - Prospectus 1

Balanced Portfolio
Institutional Class	1 Year	Since Inception 4
Return Before Taxes	(26.02)%	0.65%
Return After Taxes on Distributions	(27.99)%	(0.85)%
Return After Taxes on Distributions and Sale of Fund Shares 1	(16.43)%	(0.06)%
Class A
Return Before Taxes	(30.53)%	(1.00)%
Class C
Return Before Taxes	(27.50)%	(0.32)%
Class Z
Return Before Taxes	(26.09)%	(3.25)%
Barclays Capital U.S. Aggregate Index 2	5.24%	4.68%
Standard & Poor’s SuperComposite 1500 Index 3	(36.72)%	(2.66)%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2
The unmanaged Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) is a widely recognized measure of the aggregate bond market.  The index is market value-weighted inclusive of accrued interest.

3	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

4	The inception date for Institutional Class, Class A, and Class C shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

Moderate Growth Portfolio
Institutional Class	1 Year	Since Inception 4
Return Before Taxes	(34.67)%	(0.99)%
Return After Taxes on Distributions	(36.25)%	(2.17)%
Return After Taxes on Distributions and Sale of Fund Shares 1	(21.78)%	(1.22)%
Class A
Return Before Taxes	(38.70)%	(2.65)%
Class C
Return Before Taxes	(36.00)%	(2.00)%
Class Z
Return Before Taxes	(34.72)%	(6.34)%
Barclays Capital U.S. Aggregate Index 2	5.24%	4.68%
Standard & Poor’s SuperComposite 1500 Index 3	(36.72)%	(2.66)%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2
The unmanaged Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) is a widely recognized measure of the aggregate bond market.  The index is market value-weighted inclusive of accrued interest.

3	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

4	The inception date for Institutional Class, Class A, and Class C shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

Table of Contents - Prospectus 1

Growth Portfolio
Institutional Class	1 Year	Since Inception 3
Return Before Taxes	(42.04)%	(2.38)%
Return After Taxes on Distributions	(42.94)%	(3.30)%
Return After Taxes on Distributions and Sale of Fund Shares 1	(26.62)%	(2.21)%
Class A
Return Before Taxes	(45.43)%	(3.93)%
Class C
Return Before Taxes	(43.07)%	(3.32)%
Class Z
Return Before Taxes	(41.96)%	(9.44)%
Standard & Poor’s SuperComposite 1500 Index 2	(36.72)%	(2.66)%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

3	The inception date for Institutional Class, Class A, and Class C shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

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Fees and Expenses of the Asset Allocation Portfolios

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Asset Allocation Portfolios.  Shareholder fees are paid directly from your account.  Annual fund operating expenses are paid out of an Asset Allocation Portfolio’s assets.  Additional fees may be imposed by your adviser, broker, or financial intermediary.

Fees and Expenses Table	Institutional Class	Class A	Class C	Class Z
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None 1	1.00%	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00
Redemption/Exchange Fee 2 (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Conservative Portfolio
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	1.23%	0.41%	0.34%	7.57%
Acquired (Underlying) Fund Fees and Expenses 3	0.79%	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses 4	2.22%	1.65%	2.33%	8.56%
Fee Waivers and/or Expense Reimbursement 5	(1.07) %	(0.25) %	(0.18) %	(7.41) %
Net Operating Expenses	1.15%	1.40%	2.15%	1.15%

Balanced Portfolio
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.38%	0.34%	0.31%	1.21%
Acquired (Underlying) Fund Fees and Expenses 3	0.91%	0.91%	0.91%	0.91%
Total Annual Fund Operating Expenses 4	1.49%	1.70%	2.42%	2.32%
Fee Waivers and/or Expense Reimbursement 5	(0.19) %	(0.15) %	(0.12) %	(1.02) %
Net Operating Expenses	1.30%	1.55%	2.30%	1.30%

Moderate Growth Portfolio
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.36%	0.49%	0.44%	2.39%
Acquired (Underlying) Fund Fees and Expenses 3	0.99%	0.99%	0.99%	0.99%
Total Annual Fund Operating Expenses 4	1.60%	1.98%	2.68%	3.63%
Fee Waivers and/or Expense Reimbursement 5	(0.29) %	(0.42) %	(0.37) %	(2.32) %
Net Operating Expenses	1.31%	1.56%	2.31%	1.31%

Growth Portfolio
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.25%	0.53%	0.50%	3.25%
Acquired (Underlying) Fund Fees and Expenses 3	1.05%	1.05%	1.05%	1.05%
Total Annual Fund Operating Expenses 4	1.55%	2.08%	2.80%	4.55%
Fee Waivers and/or Expense Reimbursement 5	(0.18) %	(0.46) %	(0.43) %	(3.18) %
Net Operating Expenses	1.37%	1.62%	2.37%	1.37%

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1	If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption.

2	Imposed on redemptions within 10 calendar days of purchase.

3
Each Asset Allocation Portfolio indirectly pays a portion of the expenses incurred by the underlying funds.  Acquired (Underlying) Fund Fees and Expenses is an estimated annualized expense ratio of the underlying funds, based upon (i) Ibbotson’s allocation of an Asset Allocation Portfolio’s assets among the underlying funds at fiscal year end; and (ii) the historical expense ratio of the underlying funds based upon their most recent fiscal period, which is stated on a net basis.  The actual indirect expenses incurred by a shareholder will vary based upon an Asset Allocation Portfolio’s actual allocation of its assets among the underlying funds and the actual expenses of the underlying funds.  Certain of the underlying funds have agreed to expense limitations that are in effect for varying periods.

4
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets of each Portfolio stated in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Portfolio and does not include acquired fund fees and expenses.

5
T he Adviser contractually has agreed to limit the operating expenses of each Asset Allocation Portfolio (excluding acquired ( underlying ) fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses not incurred in the ordinary course of business) to the following annual rates through December 31, 2010 .  The Adviser will consider further reductions to these limits on an annual basis.

	Institutional Class	Class A	Class C	Class Z
Conservative Portfolio	0.36%	0.61%	1.36%	0.36%
Balanced Portfolio	0.39%	0.64%	1.39%	0.39%
Moderate Growth Portfolio	0.32%	0.57%	1.32%	0.32%
Growth Portfolio	0.32%	0.57%	1.32%	0.32%

Effective January 1, 2011 , the Adviser contractually has agreed to limit the operating expenses of each Asset Allocation Portfolio (excluding acquired ( underlying ) fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.75% for Institutional Class shares and Class Z shares, 2.00% for Class A shares, and 2.75% for Class C shares through December 31, 2019 .  The Adviser will consider further reductions to these limits on an annual basis.

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Expense Examples

The following expense examples are intended to help you compare the cost of investing in an Asset Allocation Portfolio with the cost of investing in other mutual funds, by showing what you could pay in Portfolio expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table and footnotes above.  It uses the same hypothetical conditions other funds use in their prospectuses:  $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period.  Because actual returns and expenses will be different, the example is for comparison only.

Conservative Portfolio	1 Year	3 Years	5 Years	10 Years
Institutional Class	$117	$591	$1,092	$2,471
Class A	$709	$1,042	$1,398	$2,397
Class C
with redemption	$318	$710	$1,229	$2,652
without redemption	$218	$710	$1,229	$2,652
Class Z	$117	$658	$1,225	$2,771

Balanced Portfolio	1 Year	3 Years	5 Years	10 Years
Institutional Class	$132	$452	$794	$1,761
Class A	$724	$1,066	$1,432	$2,456
Class C
with redemption	$333	$743	$1,280	$2,748
without redemption	$233	$743	$1,280	$2,748
Class Z	$132	$626	$1,147	$2,576

Moderate Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Institutional Class	$133	$476	$843	$1,874
Class A	$725	$1,123	$1,545	$2,717
Class C
with redemption	$334	$797	$1,386	$2,983
without redemption	$234	$797	$1,386	$2,983
Class Z	$133	$714	$1,321	$2,965

Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Institutional Class	$139	$471	$827	$1,829
Class A	$730	$1,148	$1,590	$2,813
Class C
with redemption	$340	$828	$1,441	$3,097
without redemption	$240	$828	$1,441	$3,097
Class Z	$139	$732	$1,351	$3,023

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More about Investment Risk

The principal investment strategies and main risks of the Asset Allocation Portfolios were described above.  This section of the Prospectus discusses the risks of investing in the Asset Allocation Portfolios in greater detail.

Equity Securities.  Equity securities include common and preferred stocks, convertible securities, warrants, and rights.  Equity security prices fluctuate over time.  Equity security prices may fall as a result of factors that relate to a company, such as management decisions or lower demand for a company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.  Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Growth Securities.  Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole.  Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities.  Value securities are equity securities that are or are believed to be currently underpriced.  Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Foreign Securities.  Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, limitations on the use or transfer of fund assets, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Securities of issuers located in emerging markets may experience greater price volatility than those located in established markets.

Foreign securities include American Depository Receipts and American Depository Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments.  ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation.  An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars.  EDRs and GDRs are receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank.  EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars.  Although ADRs, EDRs, and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Small- and Medium-Sized Company Securities.  Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group.  In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons.  For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Technology and Communications Company Securities.  Technology and communications company securities are securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.  These securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

REITs.  A real estate investment trust (“REIT”) is a separately managed trust that makes investments in various real estate businesses.  An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders.  A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders.  A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to:  (i) economic factors, such as interest rate changes, tight credit markets, or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents.  The value of real property, and the REITs that invest in it, may decrease during periods of volatility in the credit markets.

REITs may expose a fund to similar risks associated with direct investment in real estate.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

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Money Market Instruments.  Money market instruments include high quality, short-term, U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers’ acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency, or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.  Money market instrument prices fluctuate over time.  Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade. Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes or liquidity in the credit markets.

Money market instruments have greater short-term liquidity, capital preservation, and income potential than longer-term investments such as stocks or long-term debt.

Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio generally limit their investments in money market instruments to no more than 25%, 30%, 15%, and 20% of their total assets, respectively.  However, Old Mutual Asset Allocation Growth Portfolio generally invests in money market instruments only for temporary defensive or cash management purposes.

Over the Counter (“OTC”) Securities.  OTC securities are securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network or over the telephone.  OTC securities may not trade as often as securities listed on an exchange.  So, if a fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Derivatives.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, currencies, or other financial instruments.  Derivatives include, among other things, futures, options, options on futures, OTC options, forward foreign currency contracts, and swaps.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage.  As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor.  Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells.  A fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.  Thus, the use of derivatives may result in losses in excess of the amount invested.

Derivatives may be used for a variety of purposes, including:  (i) to reduce transaction costs; (ii) to manage cash flows; (iii) to maintain full market exposure, which means to adjust the characteristics of a fund’s investments to more closely approximate those of its benchmark; (iv) to seek to enhance returns (speculative); and (v) to protect a fund’s investments against declines in value (hedging).

Asset Allocation Portfolios are subject to the federal securities laws, including the 1940 Act, and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, a fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value.  With respect to forwards, futures, and index options that are contractually required to "cash-settle," however, a fund generally will set aside liquid assets in an amount equal to a fund’s daily marked-to-market (net) obligations, if any (i.e., a fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward, futures, and index options contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks, and may result in losses in excess of the amounts invested.

Short Sales.  A fund “sells short” a security when it sells a security it does not own.  To sell a security short, a fund must borrow the security from someone else to deliver it to the buyer.  A fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, a fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  Because a fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a fund replaces the borrowed security.  Likewise, a fund can profit if the price of the security declines between those dates.

To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold.  A fund will incur transaction costs in effecting short sales.  A fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a fund may be required to pay in connection with a short sale.0

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Non-Diversification.  Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Fixed Income Securities.  Fixed income securities include U.S. government securities, government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments.  Fixed income security prices fluctuate over time.  The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates, or other adverse economic or political events.

A fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  A change in interest rates will affect the value of a fund’s fixed income investments.  Debt securities tend to move inversely with changes in interest rates.  For example, when interest rates rise, debt security prices generally fall.  Conversely, when interest rates fall, debt security prices generally rise.

Credit Risk.  The value of the debt securities held by a fund also fluctuates with the credit quality of the issuers of those securities.  A fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt.  Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a fund’s share price.

Changes in Debt Ratings.  If a rating agency assigns a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return to compensate for the additional perceived risk.

U.S. Government Securities.  U.S. government securities include U.S. Treasury bills, notes, and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.  U.S. government securities generally offer lower yields than other fixed income securities.  Holding U.S. government securities lowers the risk profile of an investment portfolio as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

U.S. Government Agency Securities. U.S. government agency securities are debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises, and U.S. government instrumentalities that are not direct obligations of the U.S. government.  Certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government, and thus are subject to credit risk.  U.S. government agency securities represent a higher risk of default than U.S. government securities.

Mortgage-Backed Securities.  Mortgage-backed securities are securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), where investors receive principal and interest payments from the repayment of underlying mortgage loans.  Some mortgage-backed securities are issued and guaranteed against default by the U.S. government, such as the Government National Mortgage Association (Ginnie Mae).  Others are not guaranteed by the U.S. government and are backed only by the credit of the government agency or instrumentality, such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac).  In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatory of the U.S. Treasury.

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders.  Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.  Lack of liquidity and tightening of the credit markets will adversely affect the value of mortgage-backed securities.

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed income securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  One class might receive all of the interest distributions - interest-only strips (IOs) and the other all the principal distributions - principal only strips (POs).

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities.  The market for stripped mortgage-backed securities may be limited, making it difficult for a fund to value or to sell its holdings at an acceptable price.  Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.  Certain stripped mortgage-backed securities may be deemed to be illiquid.

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Asset-Backed Securities.  Asset-backed securities are interests in a stream of payments from specific assets, such as automobile or credit card receivables.  These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Asset-backed securities may be adversely affected by changes in interest rates.  Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.  Lack of liquidity and tightening of the credit markets will adversely affect the value of asset-backed securities.

Corporate Bonds.  Corporate bonds are debt securities of companies that are rated at or above investment grade by one or more nationally recognized rating organizations.  Issuers of corporate bonds may default on their obligations to repay principal and interest.  Also, changes in interest rates may adversely affect the market value of corporate bonds.

Lower-Rated (Junk) Bonds.  Lower-rated bonds are debt securities of companies that are rated below investment grade (BB/Ba or lower).  Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.  Lower-rated bonds offer higher yields and higher potential gains than investment-grade (BBB/Baa or higher) bonds.

Foreign Bonds.  Foreign bonds are debt securities of foreign governments and foreign companies.  In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability; differences in accounting, auditing, and financial reporting standards; a lack of adequate information from bond issuers due to less stringent government regulation; and adverse changes in foreign exchange rates.

Zero Coupon and Pay-In-Kind Securities.  A zero coupon security pays no interest to its holders until it matures and is sold at a discount to its face value.  Pay-in-kind securities are securities that generally pay interest through the issuance of additional securities. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

Securities That Are Not Readily Marketable.  A security is not readily marketable, or “illiquid,” if the Asset Allocation Portfolio cannot sell it within seven days in the ordinary course of business for approximately the amount at which it is valued on the books of a fund.  For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”).  Investments in illiquid securities, which may include restricted securities, involve higher risks because a fund may be unable to sell an illiquid security or sell at a reasonable price.  In addition, in order to sell a restricted security, a fund may have to bear the expenses associated with registering the shares with the SEC and incur delays in selling the security.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, a fund may hold a significant portion of its assets in temporary defensive instruments that may be inconsistent with their principal investment strategies in an effort to enhance liquidity or preserve capital.  Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. They could also hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities or to meet anticipated redemptions of fund shares.  Investments in temporary defensive investments may be made for undetermined periods of time, depending on market or economic conditions.  To the extent a fund invests defensively, it might not achieve its investment objective.

Portfolio Turnover.  A change in the securities held by a fund is known as “portfolio turnover.”  It is not anticipated that any of the Asset Allocation Portfolios will have a portfolio turnover rate of over 100%.  An underlying fund may engage in active and frequent trading to try to achieve its investment objective, however, and may have a portfolio turnover rate of over 100%.  Higher portfolio turnover rates increase the brokerage costs for the fund conducting the trading and may adversely affect its performance.  However, most of the Asset Allocation Portfolios’ portfolio transactions will be trades in the shares of the underlying funds, which do not involve brokerage commissions.  The sale of an Asset Allocation Portfolio’s or an underlying fund’s portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of an Asset Allocation Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Other Information about the Asset Allocation Portfolios

How does the asset allocation process work?

Each Asset Allocation Portfolio’s assets are allocated among equity and fixed-income funds by investing in a distinctly weighted combination of underlying funds.  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities.  The intended benefit of asset allocation is diversification, which reduces volatility over the long-term.

The Adviser has engaged Ibbotson to act as sub-adviser to each Asset Allocation Portfolio and allocate, subject to the Adviser’s supervision, each Asset Allocation Portfolio’s assets among the underlying funds.  The first step in Ibbotson’s allocation process is to seek to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.  Ibbotson then invests the assets allocated to a particular market sector among underlying funds that invest in that sector.

The Adviser and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each Asset Allocation Portfolio’s investment objective.  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Periodically, Ibbotson will re-evaluate each Asset Allocation Portfolio’s target asset allocation and may recommend the rebalancing of an Asset Allocation Portfolio’s assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the Portfolio’s holdings to match the target allocation.  Each Asset Allocation Portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of an Asset Allocation Portfolio’s portfolio holdings, or as an adjustment to an underlying fund’s target allocation based on Ibbotson’s view of the Portfolio’s characteristics and other allocation criteria.

The Underlying Funds

The following is a summary of the investment objectives and primary strategies of the underlying funds in which the Asset Allocation Portfolios currently intend to invest.  These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund’s prospectus, and are not an offer of the underlying funds’ shares.  The underlying funds in which the Asset Allocation Portfolios intend to invest may change from time to time and the Asset Allocation Portfolios may invest in underlying funds in addition to those described below at the discretion of the Adviser without prior notice to or approval of shareholders.  The prospectus and statement of additional information for each underlying fund are available on our website at oldmutualfunds.com.

Each underlying fund normally will be invested according to its investment strategy.  However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The Asset Allocation Portfolios invest in Institutional Class shares of the underlying funds.

Equity Funds

Old Mutual Analytic Fund – The investment objective of the fund is to seek greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged.  To pursue its objective, the fund normally invests in a combination of stocks, debt securities, and derivative instruments.  The fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.  The fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the fund may invest in other equity securities.  The fund intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the fund’s use of written call options may vary over time based on the sub-adviser’s assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets).

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Old Mutual Analytic U.S. Long/Short Fund – The investment objective of the fund is to seek above-average total returns.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets.  While the fund may invest in companies of any size, it generally invests in large and mid-cap companies.  The fund may also invest in long and short positions of publicly traded equity securities.  The fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets.  The fund generally takes long equity positions equal to approximately 120% of the fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the fund’s equity assets at the time of investment.  The fund’s long equity exposure ordinarily ranges from 110% to 125% of the fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund’s net assets.  The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Value Fund – The investment objective of the fund is to seek long-term capital growth.  The fund is a non-diversified fund.  To pursue its objective, the fund normally invests in equity securities of large and mid-cap companies with value characteristics.  Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund’s sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value.  These stocks often have above average dividend yields.

Old Mutual China Fund – The investment objective of the fund is to seek long-term capital appreciation.  The fund is a non-diversified fund.  To pursue its objective, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong, or Taiwan;
•	are primarily traded on the China, Hong Kong, or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong, or Taiwan, but which are listed and traded elsewhere.

The fund may invest in securities of all market capitalizations, including companies in emerging markets.

Old Mutual Copper Rock Emerging Growth Fund – The investment objective of the fund is to seek capital appreciation.  Under normal market conditions, the fund invests primarily in equity securities of emerging growth companies. The fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values within the range of market values of issuers included in the Russell 2500® Growth Index.

Old Mutual Focused Fund – The investment objective of the fund is to seek above-average total returns over a 3 to 5 year market cycle.  The fund is a non-diversified fund.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large-cap companies.   While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the sub-adviser, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Growth Fund – The investment objective of the fund is to seek capital appreciation.  To pursue its objective, the fund normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects.  While the fund may invest in both small and mid-cap companies, the fund primarily invests in mid-cap companies.

Old Mutual Heitman Global Real Estate Securities Fund – The investment objective of the fund is to seek total return through a combination of current income and capital appreciation.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of both U.S. and foreign real estate companies and companies related to the real estate industry.  A company is considered to be principally engaged in the real estate industry if it derives at least 50% of its profits or revenues from the ownership, construction, development, management, financing, servicing, sale or leasing of real estate or has at least 50% of its assets in such real estate.  Under normal circumstances, the fund invests at least 40% of its total assets in securities of issuers in foreign countries.

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Old Mutual Heitman REIT Fund – The investment objective of the fund is to seek to provide investors with a high total return consistent with reasonable risk.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”).  The fund’s sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Equity Fund – The investment objective of the fund is to seek long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers.  The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets.  Generally, the fund limits its investments in any country to 25% or less of its total assets.  However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

Old Mutual Large Cap Growth Fund – The investment objective of the fund is to seek long-term capital growth.  The fund is classified as a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects.  For purposes of this fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index.  Each of the fund’s sub-advisers will invest the portion of the fund it manages in not more than 40 large-cap companies.

Old Mutual Strategic Small Company Fund – The investment objective of the fund is to seek capital growth.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies.  For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index.

Old Mutual TS&W Small Cap Value Fund – The investment objective of the fund is to seek long-term capital growth.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics.  For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Value Index.

Old Mutual TS&W Mid-Cap Value Fund – The investment objective of the fund is to seek long-term capital growth.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small to mid-cap companies with value characteristics.  For purposes of this fund, small mid-cap companies are those companies with market capitalizations similar to the companies in the Russell 2000®MidCap Value Index.

Fixed Income Funds

Old Mutual Barrow Hanley Core Bond Fund – The investment objective of the fund is to seek to maximize total return.  To pursue its objective, the fund normally invests at least 80% of its net assets in fixed income securities of varying maturities.  Fixed income securities may include: U.S. government securities including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to 25% of its total assets in U.S. dollar denominated foreign debt obligations.  The fund may also invest up to 20% of its total assets in non-investment grade securities.  The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays Capital U.S. Aggregate Index.  The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of “AA” (or equivalent) or higher from any nationally recognized statistical rating organization.

Old Mutual Cash Reserves Fund – The investment objective of the fund is to seek current income while preserving principal and maintaining liquidity.  To pursue its objective, the fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality.  The fund’s holdings are primarily U.S. money market instruments, such as asset-backed securities, certificates of deposit (“CDs”), commercial paper and corporate obligations that the fund’s sub-adviser believes offer the most attractive income potential without undue risk.

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Old Mutual Dwight High Yield Fund – The investment objective of the fund is to seek to provide investors with a high level of current income.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks.  The fund may invest up to 30% of its assets in foreign securities.  The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.  The sub-adviser seeks to maintain a minimum average credit quality for the fund’s investments at a rating of “B” (or equivalent) or higher from any NRSRO.  The fund’s investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High Yield Index.

Old Mutual Dwight Intermediate Fixed Income Fund – The investment objective of the fund is to seek a high level of current income consistent with relative stability of principal.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities.  The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities.  The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.  The fund’s investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital Intermediate Aggregate Bond Index.  The fund’s dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Dwight Short Term Fixed Income Fund – The investment objective of the fund is to seek a high level of current income consistent with maintaining a relatively high degree of stability of capital.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor’s (“S&P”), Aaa by Moody’s Investor Service, Inc. (“Moody’s”) or deemed equivalent by the sub-adviser.  The fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody’s, or deemed equivalent by the sub-adviser.  The weighted average maturity of the fund will vary depending on an evaluation of market conditions, patterns and trends by the fund’s sub-adviser, but will typically be less than 3 years.   There are no limitations on the maturity of any individual issues in the fund.

MANAGEMENT

The Adviser

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment adviser to the Asset Allocation Portfolios. The Adviser was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Adviser oversees the operations of the Asset Allocation Portfolios and supervises Ibbotson, the Asset Allocation Portfolios’ sub-adviser.  The Board supervises the Adviser and Ibbotson and establishes policies that the Adviser and Ibbotson must follow in their day-to-day investment management activities.

The Sub-Adviser

Ibbotson Associates Advisors, LLC (“Ibbotson”), a Delaware limited liability company located at 22 West Washington Street , Chicago, Illinois 60602 , is a wholly-owned subsidiary of Ibbotson Associates, Inc., which is a wholly-owned subsidiary of Morningstar, Inc.   Ibbotson is the sub-adviser to each Asset Allocation Portfolio and allocates, subject to the Adviser’s supervision, each Asset Allocation Portfolio’s assets among the underlying funds.

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Advisory Fees

The table below shows the aggregate fee paid to the Adviser for the fiscal year ended July 31, 2009 as a percentage of average daily net assets.

Management Fee
Asset Allocation Balanced Portfolio	0.20%
Asset Allocation Conservative Portfolio	0.20%
Asset Allocation Growth Portfolio	0.25%
Asset Allocation Moderate Growth Portfolio	0.25%

Ibbotson is entitled to receive a fee from the Adviser.  The fee arrangement for Ibbotson is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement between the Trust and the Adviser and the sub-advisory agreement between the Trust, the Adviser and Ibbotson is available in the Trust’s annual report to shareholders dated July 31, 2009.

In addition, in the interest of limiting the expenses of the Asset Allocation Portfolios, the Adviser has signed expense limitation agreements with the Trust on behalf of the Asset Allocation Portfolios pursuant to which the Adviser has agreed to reduce the fees payable to it under the advisory agreement and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of an Asset Allocation Portfolio’s average daily net assets) (“Expense Limit”) as set forth in the table below.

	Expense Limit
Asset Allocation Portfolio	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Conservative	0.36%	0.61%	1.36%	0.36%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019
Balanced	0.39%	0.64%	1.39%	0.39%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019
Moderate Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019
Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019

T he Adviser is entitled to reimbursement from an Asset Allocation Portfolio of any fees waived pursuant to the expense limitation arrangement s if such reimbursement does not cause the operating expenses of the Asset Allocation Portfolio in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

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The Portfolio Managers

The following summarizes the experience of the members of the portfolio management team primarily responsible for the day-to-day management of the Asset Allocation Portfolios’ portfolios.  Except as otherwise noted, each portfolio manager listed below has served in his/her position for at least the last 5 years.

	Name (Role on Team)	Business Experience
Ibbotson Associates Advisors, LLC	Peng Chen, Ph.D., CFA (Lead Portfolio Manager)	President, Ibbotson.
	Brian Huckstep, CFA (Portfolio Manager)	Portfolio Manager, Ibbotson, since 2005 . Director of Data Acquisition, Morningstar, 2003 – 2005 .
	Jeremy Stempien (Portfolio Manager)	Portfolio Manager, Ibbotson, since 2008. Advice Portfolio Construction Manager, Ibbotson, 2005 – 2007. Project Manager, Hewitt Associates, 1999 – 2004.
	Scott Wentsel, CFA, CFP (Senior Portfolio Manager)	Vice President and Senior Portfolio Manager, Ibbotson, since 2005; Executive Director, Morgan Stanley, 2000 – 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Asset Allocation Portfolios.

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YOUR INVESTMENT

Your Share Price

The price you pay for a share of an Asset Allocation Portfolio and the price you receive upon selling or redeeming a share of an Asset Allocation Portfolio is called the net asset value (“NAV”). NAV per share class of an Asset Allocation Portfolio is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding.  NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by an Asset Allocation Portfolio at the NASDAQ Official Closing Price provided by NASDAQ each business day.  The Asset Allocation Portfolios do not calculate their NAV, and you may not buy or sell Asset Allocation Portfolio shares, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Asset Allocation Portfolio shares will be priced at the next NAV calculated after your request is received in good order by the Asset Allocation Portfolios’ transfer agent or other Asset Allocation Portfolio agents.  Shares begin to earn dividends on the first business day following the day of purchase.  Shares earn dividends until the day you redeem them.  The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon an Asset Allocation Portfolio's investment performance.

Since each Asset Allocation Portfolio is mainly invested in shares of the underlying funds, an Asset Allocation Portfolio’s NAV is based mainly on the NAV of the underlying funds in which it invests.  The prospectuses for the underlying funds explain the circumstances under which the underlying funds may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“Financial Intermediaries”) that may include the Asset Allocation Portfolios as an investment alternative in the programs they offer or administer.  If you buy shares through a Financial Intermediary, generally your order must be received by the Financial Intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price.  Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open.  The Trust and Financial Intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner.  The Trust will be deemed to have received a purchase or redemption order from authorized Financial Intermediaries when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at an Asset Allocation Portfolio’s NAV next computed after such order is unconditionally accepted by an authorized Financial Intermediary or its authorized designee.

Valuing Portfolio Securities

The Asset Allocation Portfolios and the underlying funds use pricing services to determine the market value of the securities in their portfolios.  They generally use the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the portfolio, except that securities traded primarily on NASDAQ are normally valued by a fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.

If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the board of trustees of the fund or pursuant to procedures approved by such board.  The valuation assigned to fair valued securities for purposes of calculating a fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.  Although intended to do so, the fair value procedures may not always better represent the price at which a fund could sell the fair valued security and may not always result in a more accurate NAV.

Policy Regarding Excessive or Short-Term Trading

While the Asset Allocation Portfolios provide shareholders with daily liquidity, the Asset Allocation Portfolios are intended to be long-term investment vehicles and are not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Asset Allocation Portfolio expenses higher, and may harm Asset Allocation Portfolio performance.  In particular, frequent trading of an Asset Allocation Portfolio’s shares may:

•	force an Asset Allocation Portfolio to sell its shares in the underlying funds sooner than it otherwise would in order to honor redemptions; or
•	dilute the value of Asset Allocation Portfolio shares held by long-term shareholders.

The Asset Allocation Portfolios, the Adviser, and their agents, will not knowingly permit investors to excessively trade the Asset Allocation Portfolios, although no guarantees can be made that we will be able to identify and restrict all such trading in the Asset Allocation Portfolios.  The Adviser and its agents cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

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To minimize harm to an Asset Allocation Portfolio and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and the Adviser and its agents have implemented, tools to discourage short-term trading in the Asset Allocation Portfolios. Each of these tools is described below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in an Asset Allocation Portfolio will occur. Moreover, each of these tools, other than the redemption/exchange fee, involves judgments, which are inherently subjective. The Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Adviser and its agents may consider an investor's trading history in the Asset Allocation Portfolios, other funds, and accounts under common ownership, influence, or control. The Adviser and the Asset Allocation Portfolios may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Adviser and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Adviser, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that such activities must stop, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account.  Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective.  In making such judgments, the Adviser and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Asset Allocation Portfolio shareholders.

The Adviser and its agents seek to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.   The ability of the Adviser and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited because Financial Intermediaries often maintain the underlying shareholder accounts in omnibus accounts.  The Adviser and its agents rely on Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Asset Allocation Portfolios’ short-term trading policy on shareholders in such accounts.  The Adviser and its agents apply the excessive short-term trading policy uniformly to all Financial Intermediaries.  In compliance with Rule 22c-2 of the 1940 Act, the Trust has in place with each Financial Intermediary an agreement (“Shareholder Information Agreement”) that requires the Financial Intermediary to (i) provide the taxpayer identification numbers and transaction information about Asset Allocation Portfolio shareholders who hold their shares through the Financial Intermediary, (ii) use its best efforts to determine, upon request of the Trust, whether any other person that holds Asset Allocation Portfolio shares through the Financial Intermediary is itself a financial intermediary (“indirect intermediary”), and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (iii) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Asset Allocation Portfolio shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies. These contractual arrangements will enhance the Adviser’s ability to monitor trades placed through omnibus accounts.  However, there is no assurance that Financial Intermediaries will, in all instances, cooperate with the Adviser in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Asset Allocation Portfolio per calendar year or if an Asset Allocation Portfolio, the Adviser, or one of its agents, determines that a shareholder's short-term trading activity is detrimental to Asset Allocation Portfolio shareholders (regardless of whether or not the activity exceeds these guidelines), the Asset Allocation Portfolio will not knowingly accept any additional purchase and exchange orders from such shareholder. The Asset Allocation Portfolios and the Adviser and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Asset Allocation Portfolios to purchase shares of one or more other Old Mutual Funds) is considered a single exchange. An Asset Allocation Portfolio may permit exceptions to the four exchange limit for wrap accounts and investors that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part.  Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by an Asset Allocation Portfolio and may be cancelled or revoked.  The Adviser may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges.  The Adviser and the Asset Allocation Portfolios also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

Redemption/Exchange Fee

An Asset Allocation Portfolio (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Asset Allocation Portfolio within 10 calendar days of purchase. An Asset Allocation Portfolio will impose a redemption/exchange fee to the extent that the number of Asset Allocation Portfolio shares redeemed exceeds the number of Asset Allocation Portfolio shares that have been held for more than 10 calendar days. In determining how long shares of an Asset Allocation Portfolio have been held, the Adviser assumes that shares held by the investor for the longest period of time will be sold first. The Asset Allocation Portfolio will retain the fee for the benefit of the non-redeeming shareholders.  Due to operational requirements, certain Financial Intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Asset Allocation Portfolios’ methods for tracking and calculating the fee.

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An Asset Allocation Portfolio charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Asset Allocation Portfolio, to facilitate Asset Allocation Portfolio management, and to offset certain transaction costs and other expenses the Asset Allocation Portfolio incurs because of the redemption or exchange.

An Asset Allocation Portfolio will not charge the 2.00% redemption/exchange fee on transactions involving the following:

▪	total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the fee;

▪
total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with an Asset Allocation Portfolio to waive or not to impose the fee;

▪
total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with an Asset Allocation Portfolio or a Financial Intermediary;

▪	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from an Asset Allocation Portfolio;

▪
certain redemptions of shares of an Fund held as a qualified default investment alternative in certain retirement plan accounts in accordance with provisions of the Employee Retirement Security  Act of 1974, as amended, and the rules and regulations promulgated thereunder;

▪	certain broker wrap fee and other fee-based programs;

▪	redemptions initiated by an Asset Allocation Portfolio, as permitted in this Prospectus; or

▪	redemptions by the Asset Allocation Portfolios or other asset allocation or target date funds advised by the Adviser.

In addition, the redemption/exchange fee does not apply to:  (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by a shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains).

There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.

Buying Shares

Each Asset Allocation Portfolio has registered the following classes of shares:  Institutional Class, Class A, Class C, and Class Z. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Asset Allocation Portfolios, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class.  When choosing a share class, you should consult your financial adviser as to which class is most suitable for you.  The Trust reserves the right to change the categories of investors eligible to purchase shares of each Asset Allocation Portfolio.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Asset Allocation Portfolio.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to an Asset Allocation Portfolio so that you may receive the same day’s NAV.  The price per share you will pay to invest in an Asset Allocation Portfolio is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.  Purchases of shares of an Asset Allocation Portfolio may be made on any day on which the NYSE is open for business.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to an Asset Allocation Portfolio’s public offering price.

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Institutional Class

You may purchase Institutional Class shares of the Asset Allocation Portfolios through certain financial institutions that are authorized to sell shares of an Asset Allocation Portfolio. You may also purchase Institutional Class shares of the Asset Allocation Portfolios directly through the Asset Allocation Portfolios’ transfer agent.

Institutional Class shares are available to the following categories of eligible investors and require a minimum initial investment of $1 million in an Asset Allocation Portfolio:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in an Asset Allocation Portfolio provided they sign a Letter of Intent (“LOI”), committing them to increase that investment to a minimum investment of $1 million in that Asset Allocation Portfolio within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in an Asset Allocation Portfolio within twelve months, you will cease to be an eligible investor and the Asset Allocation Portfolio may convert your Institutional Class shares to Class Z shares.  The Asset Allocation Portfolio shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Asset Allocation Portfolios also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If an Asset Allocation Portfolio closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with an Asset Allocation Portfolio, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Asset Allocation Portfolio due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Asset Allocation Portfolio shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.  Please see the SAI for more information on LOIs.

Class A and Class C

You may purchase Class A and Class C shares of an Asset Allocation Portfolio through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Asset Allocation Portfolio.  Such financial institutions may charge you a fee for this service in addition to an Asset Allocation Portfolio’s public offering price.  Purchases of shares of an Asset Allocation Portfolio may be made on any day on which the NYSE is open for business.  For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Asset Allocation Portfolio.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to an Asset Allocation Portfolio so that your may receive the same day’s NAV.  The price per share you will pay to invest in an Asset Allocation Portfolio is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Asset Allocation Portfolios’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner .

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Minimum Investment

For Institutional Class shares, please see the section of the Prospectus entitled “Buying Shares – Institutional Class” for information regarding minimum investment requirements.  For Class A, Class C, and Class Z shares of the Asset Allocation Portfolios, the minimum investment requirements are as follows:

Minimum Investment *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans (“SIP”) - I 1	$500	$25
SIP-II 2	no minimum	$50

*	An Asset Allocation Portfolio reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

1
If a SIP-I is established, the minimum initial investment for an Asset Allocation Portfolio is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.

2	An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

Concepts to Understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

Spousal IRA:  an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

Sales Charges

The sales charge information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.75%	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

Class A Shares

A sales charge may be imposed on the purchase of Class A shares of an Asset Allocation Portfolio (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes an Asset Allocation Portfolio’s NAV per share plus any applicable initial sales charge.

Class A shares of an Asset Allocation Portfolio are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the Public Offering Price on purchases of less than $1 million.

Investor's Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price Invested	As a Percentage of the Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

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Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

▪
on purchases of $1 million or more Class A shares of an Asset Allocation Portfolio. However, redemptions of Class A shares of an Asset Allocation Portfolio purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See "Class A Purchases Subject to Contingent Deferred Sales Charges" below.

▪	on additional purchases of one or more Old Mutual Funds that result in account balances of Class A shares of $1 million or more.

▪	on shares purchased by reinvesting dividends and distributions.

▪
when exchanging shares among Old Mutual Funds with the same or higher initial sales charges (see the "Your Investment - General Policies" section of this Prospectus for more information on exchanges between funds).

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Asset Allocation Portfolio shares. See the SAI for more information on the reinstatement privilege.

▪	when a merger, consolidation, or acquisition of assets of an Asset Allocation Portfolio occurs.

▪	if you are the Adviser, an affiliated company of the Adviser, or the Sub-Advisers and you purchase your shares directly through Old Mutual Investment Partners (the “Distributor”).

▪	if you are an employee benefit plan established for employees of the Adviser or its affiliates.

▪	if you are a discretionary advised client of the Adviser, Sub-Advisers, or their affiliates.

▪
if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of an Asset Allocation Portfolio) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.

▪	if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the Asset Allocation Portfolios.

▪
if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of an Asset Allocation Portfolio in connection with such services.

▪
if you are a pension, profit-sharing, or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with an Asset Allocation Portfolio may include, for purposes of determining any applicable reduction of initial sales charges, only the participants' individual investments in the plans.

▪
if you are an individual or entity with a substantial business relationship with the Trust or the Adviser, as determined by a Vice President or more senior officer of the Trust or the Adviser, and you purchase your shares directly through the Distributor.

Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

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Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Old Mutual Funds (except Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described above. These qualified purchasers include the following:

Individuals

▪	an individual, his or her spouse, or children residing in the same household;

▪	any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

▪	a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

Other Groups

▪
any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months, and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase of Asset Allocation Portfolio shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of an Asset Allocation Portfolio without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

▪
where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

▪
managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of an Asset Allocation Portfolio in connection with such services.

▪
on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

▪	on purchases made in connection with a merger, consolidation, or acquisition of assets of the Asset Allocation Portfolio.

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Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Old Mutual Funds in all of the investor's related accounts exceeds $1 million. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges" earlier in this section of the Prospectus.  In no event will the Trust honor an order to purchase more than $1 million of Class C shares.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

▪	if you redeem shares acquired through reinvestment of dividends and distributions.

▪	on increases in the NAV of your shares.

▪	on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any 12-month period.

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the SAI for more information on the redemption privilege.

▪	upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

▪
upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or to be of long-continued and indefinite duration.

▪	on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

▪	on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

▪	on the liquidation of a shareholders’ account by the Trust for failure to maintain the required minimum account balance.

The SAI provides additional information regarding purchasing or redeeming Class A or Class C shares at reduced or without sales charges.  Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first, and then shares in the order of purchase.

Selling Shares

You may sell your Asset Allocation Portfolio shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Asset Allocation Portfolios’ transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at an Asset Allocation Portfolio's next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. An Asset Allocation Portfolio generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, an Asset Allocation Portfolio may suspend redemptions or postpone payment for up to 7 days. Also, if an Asset Allocation Portfolio has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees.  These include:

▪      Redemptions by check, wire, or ACH in excess of $50,000;
▪      Requests to send proceeds to a different address or payee;
▪      Requests to send proceeds to an address that has been changed within the last 30 days; and
▪      Requests to wire proceeds to a different bank account.

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For joint accounts, each signature must be guaranteed.  A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency, or savings association and must include the title of the signatory.  A notary public does not provide a signature guarantee.  A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By:  [Signature]
Title:  [Title of Signatory]

General Policies

▪
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Asset Allocation Portfolios are required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Asset Allocation Portfolios reserve the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

▪
The Asset Allocation Portfolios are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

▪	The Asset Allocation Portfolios may reject purchase orders.

▪
The Asset Allocation Portfolios reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of an Asset Allocation Portfolio in any 90-day period.

▪
When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Asset Allocation Portfolios’ transfer agent so that you may receive that same day's NAV per share.

▪
State Street Bank and Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts.   Custodial fees are automatically deducted from your account if not received by the announced due date, usually in mid-December.

▪
Because of the relatively high cost of maintaining smaller accounts, an Asset Allocation Portfolio charges an annual fee of $12 if your account balance drops below $1,000.  This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. An Asset Allocation Portfolio will provide 60 days’ prior notice of the imposition of this fee.  An Asset Allocation Portfolio will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

▪
For non-retirement accounts, if the value of your investment in an Asset Allocation Portfolio falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption.  Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

▪
With regard to investments in Class A and Class C shares, asset allocation programs set up in networked accounts, which have been pre-approved by an Asset Allocation Portfolio, will not be subject to the minimum account balances as described above.

▪
To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of an Asset Allocation Portfolio. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial adviser or broker-dealer.

▪	Investment instructions are irrevocable, which means that once you have transmitted your investment instructions, they may not be modified or cancelled.

Exchanges between Funds

You may exchange some or all shares of a particular class of an Asset Allocation Portfolio for shares of the same class of another Old Mutual Fund that offers such class of shares. Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Asset Allocation Portfolio, subject to the investment qualifications and minimums of Institutional Class shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares. However, if you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The minimum investment requirements, as stated previously, also apply to exchanges.

If a shareholder exceeds four exchanges out of any of the Asset Allocation Portfolios per calendar year, or if an Asset Allocation Portfolio, the Adviser, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Asset Allocation Portfolio may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section in this Prospectus entitled "Your Investment - Policy Regarding Excessive or Short-Term Trading" for details of the Trust's trading guidelines and redemption/exchange fee.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired.  Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange.  Shareholders may realize a taxable gain or loss on any exchange.

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Systematic Withdrawal Plan

A systematic withdrawal plan permits you to have payments of $50 or more mailed or automatically transferred from your Asset Allocation Portfolio account to your designated checking or savings account.   Shareholders may realize a taxable gain or loss on any withdrawal.

▪	Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

Householding

To keep the Asset Allocation Portfolios’ costs as low as possible, a single copy of most financial reports and prospectuses is delivered to shareholders who share an address, even if the accounts are registered under different names.  This process, known as "householding," does not apply to account statements.  To receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

Dividends and Taxes

The Asset Allocation Portfolios pay shareholders dividends from their net investment income and distributions from their net realized capital gains, if available. Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio pay dividends from net investment income and distributions from capital gains annually. Old Mutual Asset Allocation Balanced Portfolio and Old Mutual Asset Allocation Conservative Portfolio pay dividends from net investment income quarterly and distributions from capital gains annually.  Dividends and distributions will be reinvested in your Asset Allocation Portfolio account unless you instruct an Asset Allocation Portfolio otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates for non-corporate shareholders are provided in the table below.  Certain dividends and distributions paid to you in January may be taxable as if they had been paid to you the previous December.

If you purchase shares of an Asset Allocation Portfolio shortly before it declares a dividend or a distribution, you will be “buying a dividend” – that is, a portion of your investment in such Asset Allocation Portfolio may be returned to you in the form of a taxable distribution.

A sale or exchange of shares of an Asset Allocation Portfolio, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of an Asset Allocation Portfolio within one year after buying them, and (ii) long-term capital gains will apply to shares of an Asset Allocation Portfolio sold or exchanged after one year. The table below describes the current tax rates for non-corporate shareholders.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from an Asset Allocation Portfolio. Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.  Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	0%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	0%	15%

Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of the Asset Allocation Portfolios, has adopted Distribution Plans and a Service Plan pursuant to which the Asset Allocation Portfolios pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers, or other Financial Intermediaries. Currently, Class A shares are not authorized to pay distribution fees but may be subject to such fees in the future.  Distribution fees are paid for the sale and distribution of Class A and Class C shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and/or service fees are paid out of an Asset Allocation Portfolio's Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Payments to Financial Intermediaries

For Class A and Class C shares, the Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Your Investment - Sales Charges" section of this Prospectus.

Payments by the Distributor, the Adviser, or their Affiliates

The Distributor, or one or more of its affiliates, from time to time, makes payments from its own resources to Financial Intermediaries in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Asset Allocation Portfolios on the Financial Intermediary's sales system, placing the Trust and the Asset Allocation Portfolios on the Financial Intermediary's preferred or recommended list, marketing support services, networking, and/or administrative or recordkeeping support services (collectively, “ financial intermediary payments”). Such payments are in addition to any distribution and service fees that may be payable by an Asset Allocation Portfolio.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary.

From time to time, the Distributor, or its affiliates, pay "networking fees" to certain broker-dealers who process Asset Allocation Portfolio transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse.

The Adviser, or its affiliates, pay certain Financial Intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Asset Allocation Portfolios; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Asset Allocation Portfolios.

Financial Intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to Financial Intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a Financial Intermediary's sales and/or the value of Asset Allocation Portfolio shares within a Financial Intermediary's client accounts.  In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Asset Allocation Portfolio shares and the retention of those investments by clients of the Financial Intermediary. The Adviser and the Sub-Advisers will benefit from the Distributor's activity through increased advisory fees if additional assets are acquired through sale of Asset Allocation Portfolio shares through such Financial Intermediaries.

Financial intermediary payments may provide Financial Intermediaries with an incentive to favor shares of an Asset Allocation Portfolio over sales of shares of other mutual funds or non-mutual fund investments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Asset Allocation Portfolio shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended July 31, 2009, the Distributor, the Adviser, or one or more of their affiliates, have financial intermediary arrangements with the following Financial Intermediaries:   401K Company, ACS HR Solutions, ADP, Ameriprise Financial, Associated Securities, Benefit Plan Administrators, Charles Schwab, Citigroup Global Markets, Citistreet, CPI Qualified Plan Consultants, E*Trade, Expertplan, Fidelity, First Clearing LLC, GWFS Equities, ING, JP Morgan, LPL Financial Services, Mercer HR, Merrill Lynch, Mid-Atlantic, Morgan Stanley, MSCS Financial Services, Mutual Services, Nationwide, New York Life Investment Management, OneAmerica, Pershing, Prudential Investment Management Services, Prudential Retirement, Raymond James, RBC Dain Rauscher, Ridge Clearing, Robert W. Baird, Standard Retirement Services, T. Rowe Price, TD Ameritrade, Terre Haute, UBS Financial Services, Uvest Financial Service Group, Vanguard, Wachovia, Waterstone Financial, Wells Fargo Advisors, and Wilmington Trust.

Payments by the Asset Allocation Portfolios

Like the Adviser and its affiliates, the Asset Allocation Portfolios may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described previously. From time to time, the Asset Allocation Portfolios may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about the payments made to Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor, the Adviser, their affiliates, or the Asset Allocation Portfolios to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of each Asset Allocation Portfolio’s shares for the period from commencement of operations through the fiscal year ended July 31, 2009.  The total returns for an Asset Allocation Portfolio represent the rate that an investor would have earned (or lost) on an investment in the Asset Allocation Portfolio (assuming reinvestment of all dividends and distributions).  The information in the financial highlights has been audited by PricewaterhouseCoopers LLP, whose report, along with the Asset Allocation Portfolios’ financial statements, are included in the annual report, which is available by calling the Asset Allocation Portfolios toll-free at 888.772.2888.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*	Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period	Ratio of Expenses to Average Net Assets††,(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)††,(1)	Ratio of Net Investment Income (Loss) to Average Net Assets††	Portfolio Turnover Rate†

Old Mutual Asset Allocation Conservative Portfolio

Class A
2009	$10.76	$0.48	$(0.61)	$—	$(0.13)	$(0.57)	$(0.22)	$(0.79)	$9.84	(0.49)%	$13,632	0.65%	0.86%	5.09%	39.55%
2008	11.30	0.29	(0.25)	—	0.04	(0.31)	(0.27)	(0.58)	10.76	0.24%	15,858	0.93%	1.31%	2.62%	49.27%
2007	10.64	0.30	0.69	—	0.99	(0.28)	(0.05)	(0.33)	11.30	9.40%	12,605	1.50%	1.94%	2.73%	130.47%
2006	10.53	0.26	0.10	—	0.36	(0.20)	(0.05)	(0.25)	10.64	3.39%	8,588	1.50%	2.35%	2.46%	146.84%
2005**	10.00	0.16	0.47	—	0.63	(0.10)	—	(0.10)	10.53	6.36%	6,684	1.50%	4.68%	1.87%	170.31%

Class C
2009	$10.66	$0.39	$(0.58)	$—	$(0.19)	$(0.45)	$(0.22)	$(0.67)	$9.80	(1.20)%	$31,465	1.41%	1.54%	4.23%	39.55%
2008	11.25	0.21	(0.25)	—	(0.04)	(0.28)	(0.27)	(0.55)	10.66	(0.47)%	34,242	1.67%	1.95%	1.86%	49.27%
2007	10.60	0.22	0.68	—	0.90	(0.20)	(0.05)	(0.25)	11.25	8.57%	25,812	2.25%	2.57%	1.98%	130.47%
2006	10.50	0.18	0.10	—	0.28	(0.13)	(0.05)	(0.18)	10.60	2.63%	18,253	2.25%	2.75%	1.74%	146.84%
2005**	10.00	0.10	0.47	—	0.57	(0.07)	—	(0.07)	10.50	5.75%	7,914	2.25%	4.92%	1.15%	170.31%

Class Z
2009	$10.78	$0.44	$(0.54)	$—	$(0.10)	$(0.61)	$(0.22)	$(0.83)	$9.85	(0.17)%	$234	0.40%	7.77%	4.56%	39.55%
2008	11.30	0.32	(0.25)	—	0.07	(0.32)	(0.27)	(0.59)	10.78	0.54%	640	0.67%	4.34%	2.86%	49.27%
2007	10.65	0.34	0.67	—	1.01	(0.31)	(0.05)	(0.36)	11.30	9.55%	514	1.25%	11.45%	3.01%	130.47%
2006***	10.60	0.19	0.09	—	0.28	(0.18)	(0.05)	(0.23)	10.65	2.63%	1	1.25%	757.79%	2.80%	146.84%

Institutional Class
2009	$10.79	$0.47	$(0.58)	$—	$(0.11)	$(0.60)	$(0.22)	$(0.82)	$9.86	(0.19)%	$6,017	0.40%	1.43%	4.85%	39.55%
2008	11.32	0.32	(0.26)	—	0.06	(0.32)	(0.27)	(0.59)	10.79	0.41%	6,816	0.69%	1.05%	2.87%	49.27%
2007	10.65	0.33	0.70	—	1.03	(0.31)	(0.05)	(0.36)	11.32	9.74%	5,700	1.25%	1.60%	2.98%	130.47%
2006	10.54	0.29	0.10	—	0.39	(0.23)	(0.05)	(0.28)	10.65	3.64%	5,588	1.25%	1.75%	2.71%	146.84%
2005**	10.00	0.16	0.50	—	0.66	(0.12)	—	(0.12)	10.54	6.60%	5,193	1.25%	6.95%	1.82%	170.31%

Old Mutual Asset Allocation Balanced Portfolio

Class A
2009	$11.27	$0.29	$(1.46)	$—	$(1.17)	$(0.36)	$(0.46)	$(0.82)	$9.28	(9.30)%	$25,356	0.65%	0.79%	3.30%	29.74%
2008	12.68	0.21	(0.74)#	—	(0.53)	(0.26)	(0.62)	(0.88)	11.27	(4.59)%#	44,959	0.94%	1.13%	1.71%	51.96%
2007	11.45	0.20	1.41	—	1.61	(0.17)	(0.21)	(0.38)	12.68	14.20%	51,321	1.55%	1.69%	1.59%	121.42%
2006	11.02	0.16	0.47	—	0.63	(0.12)	(0.08)	(0.20)	11.45	5.76%	37,679	1.55%	1.82%	1.40%	129.99%
2005**	10.00	0.10	0.98	—	1.08	(0.06)	—	(0.06)	11.02	10.83%	19,481	1.55%	4.42%	1.13%	125.19%

Class C
2009	$11.17	$0.22	$(1.44)	$—	$(1.22)	$(0.23)	$(0.46)	$(0.69)	$9.26	(10.00)%	$77,330	1.40%	1.51%	2.46%	29.74%
2008	12.64	0.11	(0.73)#	—	(0.62)	(0.23)	(0.62)	(0.85)	11.17	(5.34)%#	120,085	1.67%	1.85%	0.92%	51.96%
2007	11.42	0.10	1.41	—	1.51	(0.08)	(0.21)	(0.29)	12.64	13.38%	109,348	2.30%	2.44%	0.85%	121.42%
2006	11.00	0.07	0.48	—	0.55	(0.05)	(0.08)	(0.13)	11.42	5.00%	61,845	2.30%	2.54%	0.66%	129.99%
2005**	10.00	0.03	1.00	—	1.03	(0.03)	—	(0.03)	11.00	10.31%	24,342	2.30%	4.92%	0.38%	125.19%

Class Z
2009	$11.31	$0.31	$(1.46)	$—	$(1.15)	$(0.40)	$(0.46)	$(0.86)	$9.30	(9.00)%	$672	0.40%	1.41%	3.53%	29.74%
2008	12.70	0.23	(0.74)#	—	(0.51)	(0.26)	(0.62)	(0.88)	11.31	(4.40)%#	732	0.65%	5.13%	1.91%	51.96%
2007	11.46	0.26	1.39	—	1.65	(0.20)	(0.21)	(0.41)	12.70	14.55%	586	1.30%	11.24%	2.02%	121.42%
2006***	11.26	0.12	0.28	—	0.40	(0.12)	(0.08)	(0.20)	11.46	3.57%	1	1.30%	771.22%	1.60%	129.99%

Institutional Class
2009	$11.28	$0.30	$(1.46)	$—	$(1.16)	$(0.40)	$(0.46)	$(0.86)	$9.26	(9.13)%	$2,011	0.40%	0.58%	3.35%	29.74%
2008	12.71	0.27	(0.78)#	—	(0.51)	(0.30)	(0.62)	(0.92)	11.28	(4.46)%#	6,196	0.85%	1.41%	2.24%	51.96%
2007	11.46	0.23	1.43	—	1.66	(0.20)	(0.21)	(0.41)	12.71	14.64%	13,969	1.30%	1.39%	1.84%	121.42%
2006	11.04	0.19	0.46	—	0.65	(0.15)	(0.08)	(0.23)	11.46	5.91%	12,890	1.30%	1.47%	1.64%	129.99%
2005**	10.00	0.10	1.01	—	1.11	(0.07)	—	(0.07)	11.04	11.15%	11,303	1.30%	6.08%	1.14%	125.19%

Table of Contents - Prospectus 1

FINANCIAL HIGHLIGHTS ─ concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*		Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period	Ratio of Expenses to Average Net Assets††,(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)††,(1)	Ratio of Net Investment Income (Loss) to Average Net Assets††	Portfolio Turnover Rate†

Old Mutual Asset Allocation Moderate Growth Portfolio

Class A
2009	$11.91	$0.17	$(2.37)		$—	$(2.20)	$(0.16)	$(0.68)	$(0.84)	$8.87	(17.27)%	$25,782	0.57%	0.99%	2.00%	31.90%
2008	13.76	0.10	(1.11	)#	—	(1.01)	(0.15)	(0.69)	(0.84)	11.91	(7.86)%#	52,854	0.89%	1.26%	0.74%	43.04%
2007	12.07	0.11	1.86		—	1.97	(0.07)	(0.21)	(0.28)	13.76	16.49%	58,969	1.55%	1.73%	0.84%	112.42%
2006	11.30	0.09	0.76		—	0.85	(0.03)	(0.05)	(0.08)	12.07	7.58%	46,242	1.55%	1.91%	0.76%	111.99%
2005**	10.00	0.06	1.25		—	1.31	(0.01)	—	(0.01)	11.30	13.11%	17,736	1.55%	4.92%	0.70%	98.50%

Class C
2009	$11.63	$0.11	$(2.31)		$—	$(2.20)	$(0.08)	$(0.68)	$(0.76)	$8.67	(17.90)%	$92,373	1.32%	1.69%	1.33%	31.90%
2008	13.59	—	(1.08	)#	—	(1.08)	(0.19)	(0.69)	(0.88)	11.63	(8.55)%#	154,281	1.63%	1.88%	(0.02)%	43.04%
2007	11.95	0.01	1.84		—	1.85	—	(0.21)	(0.21)	13.59	15.63%	161,855	2.30%	2.43%	0.09%	112.42%
2006	11.24	—	0.76		—	0.76	—	(0.05)	(0.05)	11.95	6.80%	95,984	2.30%	2.62%	0.01%	111.99%
2005**	10.00	—	1.24		—	1.24	—	—	—	11.24	12.44%	30,905	2.30%	5.44%	(0.03)%	98.50%

Class Z
2009	$12.02	$0.20	$(2.40)		$—	$(2.20)	$(0.19)	$(0.68)	$(0.87)	$8.95	(17.07)%	$508	0.32%	2.64%	2.34%	31.90%
2008	13.84	0.13	(1.11	)#	—	(0.98)	(0.15)	(0.69)	(0.84)	12.02	(7.64)%#	600	0.61%	4.40%	0.97%	43.04%
2007	12.12	0.20	1.83		—	2.03	(0.10)	(0.21)	(0.31)	13.84	16.91%	530	1.30%	11.43%	1.40%	112.42%
2006***	11.70	0.08	0.43		—	0.51	(0.04)	(0.05)	(0.09)	12.12	4.45%	1	1.30%	764.76%	0.98%	111.99%

Institutional Class
2009	$12.01	$0.19	$(2.38)		$—	$(2.19)	$(0.19)	$(0.68)	$(0.87)	$8.95	(16.99)%	$7,948	0.32%	0.61%	2.21%	31.90%
2008	13.82	0.13	(1.11	)#	—	(0.98)	(0.14)	(0.69)	(0.83)	12.01	(7.59)%#	8,836	0.70%	0.99%	0.98%	43.04%
2007	12.12	0.15	1.86		—	2.01	(0.10)	(0.21)	(0.31)	13.82	16.74%	13,149	1.30%	1.37%	1.12%	112.42%
2006	11.33	0.12	0.76		—	0.88	(0.04)	(0.05)	(0.09)	12.12	7.86%	8,136	1.30%	1.56%	1.00%	111.99%
2005**	10.00	0.07	1.27		—	1.34	(0.01)	—	(0.01)	11.33	13.43%	6,279	1.30%	6.81%	0.79%	98.50%

Old Mutual Asset Allocation Growth Portfolio

Class A
2009	$12.33	$0.10	$(3.12)		$—	$(3.02)	$—	$(0.65)	$(0.65)	$8.66	(23.55)%	$20,556	0.56%	1.03%	1.14%	27.09%
2008	14.82	0.07	(1.67	)#	—	(1.60)	(0.20)	(0.69)	(0.89)	12.33	(11.45)%#	43,129	0.91%	1.26%	0.48%	45.80%
2007	12.70	0.03	2.34		—	2.37	—	(0.25)	(0.25)	14.82	18.76%	55,755	1.60%	1.83%	0.24%	104.92%
2006	11.68	0.02	1.12		—	1.14	(0.02)	(0.10)	(0.12)	12.70	9.75%	30,459	1.60%	2.22%	0.17%	94.12%
2005**	10.00	0.03	1.66		—	1.69	(0.01)	—	(0.01)	11.68	16.91%	10,443	1.60%	5.02%	0.33%	59.93%

Class C
2009	$11.95	$0.03	$(3.03)		$—	$(3.00)	$—	$(0.65)	$(0.65)	$8.30	(24.16)%	$48,126	1.31%	1.75%	0.42%	27.09%
2008	14.53	(0.04)	(1.61	)#	—	(1.65)	(0.24)	(0.69)	(0.93)	11.95	(12.08)%#	83,127	1.66%	2.01%	(0.29)%	45.80%
2007	12.55	(0.07)	2.30		—	2.23	—	(0.25)	(0.25)	14.53	17.86%	96,805	2.35%	2.56%	(0.50)%	104.92%
2006	11.61	(0.07)	1.11		—	1.04	—	(0.10)	(0.10)	12.55	8.97%	50,152	2.35%	2.93%	(0.58)%	94.12%
2005**	10.00	(0.04)	1.65		—	1.61	—	—	—	11.61	16.15%	13,256	2.35%	5.63%	(0.44)%	59.93%

Class Z
2009	$12.45	$0.12	$(3.15)		$—	$(3.03)	$—	$(0.65)	$(0.65)	$8.77	(23.40)%	$667	0.32%	3.50%	1.46%	27.09%
2008	14.91	0.09	(1.67	)#	—	(1.58)	(0.19)	(0.69)	(0.88)	12.45	(11.25)%#	750	0.61%	5.47%	0.68%	45.80%
2007	12.74	0.12	2.30		—	2.42	—	(0.25)	(0.25)	14.91	19.09%	648	1.35%	10.49%	0.77%	104.92%
2006***	12.23	0.03	0.61		—	0.64	(0.03)	(0.10)	(0.13)	12.74	5.23%	1	1.35%	758.31%	0.39%	94.12%

Institutional Class
2009	$12.44	$0.12	$(3.14)		$—	$(3.02)	$—	$(0.65)	$(0.65)	$8.77	(23.34)%	$17,845	0.31%	0.50%	1.39%	27.09%
2008	14.91	0.09	(1.68	)#	—	(1.59)	(0.19)	(0.69)	(0.88)	12.44	(11.32)%#	24,509	0.64%	0.84%	0.67%	45.80%
2007	12.75	0.07	2.34		—	2.41	—	(0.25)	(0.25)	14.91	19.00%	24,927	1.35%	1.38%	0.51%	104.92%
2006	11.70	0.06	1.12		—	1.18	(0.03)	(0.10)	(0.13)	12.75	10.08%	15,304	1.35%	1.68%	0.47%	94.12%
2005**	10.00	0.04	1.67		—	1.71	(0.01)	—	(0.01)	11.70	17.13%	6,255	1.35%	7.19%	0.43%	59.93%

*	Per share amounts for the year or period are calculated based on average outstanding shares.
**	Fund commenced operations September 30, 2004.
***	Class commenced operations on December 9, 2005.
#	Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†
Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

††	Ratios for periods less than one year have been annualized.
(1)	Ratio does not include expenses of the underlying funds.

Amounts designated as “—” are either $0 or have been rounded to $0.

Table of Contents - Prospectus 1

FOR MORE INFORMATION

For investors who want more information about the Asset Allocation Portfolios, the following documents are available, without charge, upon request:

Statement of Additional Information

The SAI provides more information about the Asset Allocation Portfolios and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

Additional information about the Asset Allocation Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders, which include a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the period.

To obtain a copy of the SAI, annual and semi-annual reports, or for other information and shareholder inquiries, contact Old Mutual Funds I:

By Telephone:
888-772-2888

By Mail:
Old Mutual Funds I
P.O. Box 219534
Kansas City, Missouri  64121-9534

Via the Internet:
oldmutualfunds.com

Reports and other information about Old Mutual Funds I (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.942.8090. Reports and other information about Old Mutual Funds I are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Investment Adviser

Old Mutual Capital, Inc.

Distributor

Old Mutual Investment Partners

SEC FILE NUMBER 811-21587

Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-609 11/2009

Old Mutual® Funds I

PROSPECTUS

November 19, 2009

Old Mutual Analytic Fund
Old Mutual China Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved the shares of any of the funds listed above or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

Old Mutual Analytic Fund

Old Mutual China Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

MORE ABOUT THE FUNDS

Investment Strategies and Risks

More About Investment Strategies and Risks

Disclosure of Portfolio Holdings

MANAGEMENT

The Adviser

The Sub-Advisers

Advisory Fees

The Portfolio Managers

YOUR INVESTMENT

Your Share Price

Valuing Portfolio Securities

Policy Regarding Excessive or Short-Term Trading

Buying Shares

Minimum Investment

Sales Charges

Selling Shares

General Policies

Dividends and Taxes

Distribution Arrangements

Payments to Financial Intermediaries

FINANCIAL HIGHLIGHTS

Table of Contents - Prospectus 2

INTRODUCTION

An Introduction to Old Mutual® Funds I and this Prospectus

Old Mutual Funds I (the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Institutional Class, Class A, and Class Z shares of each of the funds listed on the cover to this Prospectus (collectively, the “Funds”), series funds of the Trust, and Class C shares of Old Mutual Analytic Fund and Old Mutual China Fund .

Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Funds, the “Old Mutual Funds”) are offered by separate prospectuses.  This Prospectus contains important information you should know before investing in the Funds and as a shareholder in the Funds. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

Each Fund has its own investment objective and strategies for achieving that objective.  Before investing, make sure that a Fund’s objective matches your own.  A description of each Fund’s objective, main investment strategies, main investment risks, and fees and expense are described under the Fund Summaries section of this Prospectus.

The Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Funds also may not be suitable for investors who require regular income or who cannot risk loss of their investment.

Investment Adviser and Sub-Advisers

Old Mutual Capital, Inc. (the "Adviser") is the investment adviser to the Funds. The Adviser has retained the following sub-advisers to assist in managing the Funds:  Acadian Asset Management LLC (“Acadian”) for Old Mutual International Equity Fund; Analytic Investors, LLC (“Analytic”) for Old Mutual Analytic Fund; Clough Capital Partners, LP (“Clough”) for Old Mutual China Fund; and Copper Rock Capital Partners, LLC (“Copper Rock”) for Old Mutual Copper Rock Emerging Growth Fund (collectively, the “Sub-Advisers”).

[On side panel:  What the Funds Are – And Aren’t

The Funds are mutual funds – pooled investments that are professionally managed and provide the opportunity to participate in financial markets.  The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results.  As with any mutual fund, there is always a risk that you may lose money on your investment in the Funds.

An investment in the Funds is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.]

Table of Contents - Prospectus 2

FUND SUMMARIES

[On side panel:                                                                                   Ticker Symbols:Institutional Class – ANIEX
 Class A – ANAEX
 Class C – ANCEX
 Class Z – ANDEX

Morningstar Category: Long-Short ]

Old Mutual Analytic Fund

Sub-Adviser:  Analytic Investors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Analytic Fund (the “Fund”) seeks to obtain a greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged.  The Fund may change its investment objective without shareholder approval.

To pursue its objective, the Fund normally invests in a combination of stocks, debt securities, and derivative instruments.  The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.  This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy.  The Fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the Fund may invest in other equity securities.  The Russell 1000® Index consists of the largest 1000 domestic companies based on market capitalization.  The Fund buys securities “long” that Analytic believes will outperform and sells securities “short” that Analytic believes will underperform.  The Fund intends to take long and short equity positions that may vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash.  The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model.  The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

[On side panel:  Selling Short

Short sales are transactions in which the Fund sells a security it does not own.  When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price.  The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

Option Strategy.  Analytic may utilize options in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders, and reduce overall portfolio risk.  The Fund’s option strategy primarily focuses on the use of writing (selling) call options on equity indexes.  The Fund intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on the Sub-Adviser’s assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets).  For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

Buying and selling options.  The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell an asset at an agreed upon price in the future.  Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income.  Analytic bases its hedging decisions on estimates of the fair value and expected contribution made by an option to the overall expected return of the Fund.

Writing call options.  The Fund may write (sell) covered call options to generate income.  When the Fund writes a covered call option, the Fund sells the obligation to deliver a security on or before a predetermined date in the future in return for a premium.  The Fund owns a sufficient amount of assets such that it is able to meet its potential obligation to deliver shares should the buyer exercise its right to purchase the shares.

Use of ‘‘broad-based’’ equity indexes.  The Fund may sell call options on equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals, and consumer products.  The Fund seeks to write options on broad and narrow-based indexes that correlate with the price movements of the Fund’s equity securities.

Table of Contents - Prospectus 2

[On side panel:  Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income.

Call Options - Collecting a Premium.  When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or “premium.”  The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price.  Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes, or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised.  The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires.  The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price.  Options are normally exercised if the market price of the security exceeds the exercise price of the option.

If the Option Expires.  If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised.  The Fund keeps the premium.  The Fund may continue to hold the underlying stock or may sell the position.]

Other Derivative Strategies.  In addition to the option strategy, the Fund may use other derivative strategies for a variety of purposes, including to:

•	hedge against market and other risks in the portfolio;
•	manage cash flows;
•	maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs; and
•	enhance investment returns, a strategy that may be considered speculative.

Analytic may engage in asset allocation strategies involving sectors by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets.

Futures contracts and related options.  Analytic may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio.  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Forward contracts.  The Fund may purchase or sell forward contracts on foreign currencies to take advantage of changes in values of foreign currencies or the U.S. dollar, to enhance investment returns (speculative), or to protect against currency fluctuations (hedging).  Generally, when the Fund invests in a foreign security the value of that security will be subject to changes in the value of the underlying currency. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.  The Fund may use non-deliverable forward (“NDF”) contracts on foreign currencies. An NDF provides for a short-term, cash-settled forward foreign exchange contract; on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot FX rate on an agreed upon notional amount of funds.  The Fund may lose money if the relative value of the currencies in which it has invested move in opposite directions than anticipated.

Swap agreements. The Fund may enter into swap agreements, including equity swaps, to gain exposure to a particular group of securities or to an index of securities, without actually purchasing those securities, or to hedge a position.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  Generally, swap agreements are done on a net basis with the Fund receiving or paying only the net amount of the two payments.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors and generally have a fixed maturity date agreed upon by the parties.  Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, futures contracts, corporate borrowing rates, or other factors such as security prices or inflation rates.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party, or by mutual agreement.

In an equity swap, one of the cash flow streams exchanged will typically be based on an interest bearing reference asset.  The other cash flow stream will be based on the performance of a share of stock or stock market index.

Table of Contents - Prospectus 2

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or Analytic may misgauge that worth.

Short Sales Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale.  In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.  The Fund may experience a loss if it is required to return a security that it borrowed to sell short.

Segregated Account Risk.  Until the Fund replaces a borrowed security, it is required to segregate cash or liquid securities on the records of a broker or custodian to cover the Fund’s short position.  Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Covered Call Options Risk.  Investments in covered calls involve certain risks.  These risks include:

•
Limited Gains.  By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.  While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•
Lack of Liquidity for the Option.  A liquid market may not exist for the option.  If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•
Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences.  The Fund expects to generate premiums from its sale of call options.  These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses.  Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains.  Short-term capital gains are usually taxable as ordinary income when distributed to shareholders.  Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk.  Derivatives, including options, futures contracts, swap agreements, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses.  There are various factors that affect the Fund’s ability to achieve its objectives with derivatives.  Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells.  The Fund could lose money if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund.  The Fund uses this leverage as a means of enhancing returns without increasing its investment.  Derivatives are often more volatile than other investments and the maximum potential loss on the use of derivatives may be greater than the value presented in the Fund’s Statement of Assets and Liabilities .  The Fund’s use of certain derivatives may be considered speculative.

Swap Risk.  Swap agreements involve the risk that a swap counterparty will default on its payment obligation to the Fund.  The Fund attempts to limit this risk by entering into a transaction with counterparties that meet certain credit requirements and that have been pre-approved by the Board of Trustees of the Trust (the “Board”).

Equity swaps have a potentially greater downside risk than interest rate swaps, for example, since equity returns, unlike interest rates, can be negative.

Table of Contents - Prospectus 2

Leverage Risk.  By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long or short equity positions and make any change in the Fund’s net asset value greater than without the use of leverage.  Leverage generally results in increased volatility of returns.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small- and Mid-Size Company Risk.  While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies.  While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Adviser.  The Fund’s returns would have been lower if the expense limitation had not been in effect.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

On December 9, 2005, the Fund acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”).  On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.  Analytic used substantially similar strategies and policies to manage both funds.

Performance prior to December 9, 2005 stated below for Class Z shares is based on the performance of the Predecessor Fund’s institutional class shares.  The Fund’s Class Z shares are the successor class of the Predecessor Fund’s institutional class.  The Fund’s fees and expenses for Class Z shares are identical to the Predecessor Fund’s institutional class shares.

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Annual Total Returns as of December 31 – Class Z 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
21.35%	(6.46)%	(1.98)%	(12.22)%	23.13%	9.87%	15.36%	8.69%	1.69%	(33.79)%

1	The year-to-date return as of September 30, 2009 is 0.23%.

During the periods shown in the bar chart, the highest return for a quarter was 12.49% (quarter ending 06/30/99 ) and the lowest return for a quarter was (16.78)% (quarter ending 12/31/08 ).

Average Annual Total Returns as of December 31, 2008

The Fund’s returns in the table below include applicable sales loads.  The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary.

	1 Year	5 Years	10 Years or Since Inception
Institutional Class
Return Before Taxes	(33.69)%	N/A	(9.84)% 3
Return After Taxes on Distributions	(33.69)%	N/A	(10.83)% 3
Return After Taxes on Distributions and Sale of Fund Shares 1	(21.90)%	N/A	(8.59)% 3
Class A
Return Before Taxes	(37.73)%	N/A	(7.43)% 4
Class C
Return Before Taxes	(35.05)%	N/A	(6.63)% 4
Class Z
Return Before Taxes	(33.79)%	(1.49)%	1.10%
Standard & Poor’s 500 Index 2	(37.00)%	(2.19)%	(1.38)%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2	The unmanaged Standard & Poor’s 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

3	The inception date for Institutional Class shares is December 9, 2005.

4	The Predecessor Fund began offering Class A and Class C shares on March 31, 2005.

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Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund.  Shareholder fees are paid directly from your account.  Annual fund operating expenses are paid out of the Fund’s assets.  Additional fees may be imposed by your adviser, broker or financial intermediary.

Fees and Expenses Table

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None 1	1.00%	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00
Redemption/Exchange Fee 2 (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Dividend Expense on Short Sales	0.36%	0.36%	0.36%	0.35%
Interest Expense	0.16%	0.16%	0.16%	0.16%
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	0.40%	0.69%	0.50%	0.51%
Total Other Expenses	0.92%	1.46%	1.27%	1.02%
Total Operating Expenses	1.87%	2.41%	2.97%	1.97%
Fee Waivers and/or Expense Reimbursement 3	(0.10)%	(0.34)%	(0.15)%	(0.16)%
Net Operating Expenses	1.77%	2.07%	2.82%	1.81%

1
If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

2	Imposed on redemptions within 10 calendar days of purchase.

3
Effective January 1, 2009, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.25% for Institutional Class shares, 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class Z shares through December 31, 2010.  The Adviser will consider further reductions to these limits on an annual basis.

Effective January 1, 2011, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Institutional Class shares and Class Z shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2019.  The Adviser will consider further reductions to these limits on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by showing what you could pay in Fund expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table and footnotes above.  It uses the same hypothetical conditions other funds use in their prospectuses:  $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period.  Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$180	$578	$1,002	$2,183
Class A	$773	$1,253	$1,758	$3,139
Class C
with redemption	$385	$905	$1,550	$3,280
without redemption	$285	$905	$1,550	$3,280
Class Z	$184	$603	$1,048	$2,284

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 [On side panel:                                                                                                Ticker Symbols:Institutional Class – OMINX
 Class A – OMNAX
 Class C – OMNCX
 Class Z – OMNZX

Morningstar Category:Pacific/Asia ex-Japan Stk ]

Old Mutual China Fund

Sub-Adviser:  Clough Capital Partners, LP

Investment Objective and Main Investment Strategies

Old Mutual China Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong, or Taiwan;
•	are primarily traded on the China, Hong Kong, or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong, or Taiwan, but which are listed and traded elsewhere.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in accordance with its main investment strategy.  Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange-traded funds, rights, and warrants.  The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or Clay Finlay may misgauge that worth.

Foreign (Non-U.S.) Investment Risk.  Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Foreign stock markets may also be less liquid than U.S. stock markets.

Geographic Risk.  Investing in China, Hong Kong, and Taiwan involves risk and considerations not present when investing in more established securities markets.  The Fund may be more susceptible to the economic, market, political, and local risks of these regions than a fund that is more geographically diversified because:

•	China remains a one-party, non-democratic political system with the continuing risk of nationalization, expropriation, or confiscation of property.
•	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise.
•
The economic reforms being instituted could cause higher interest rates and higher unemployment, which could cause political instability.  The government could also alter or discontinue economic reform programs.

•	The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on imports.
•
Over 1997 and 1998, the values of many Asian currencies declined because corporations in these countries had to buy U.S. dollars to pay large U.S. dollar denominated debt. Similar devaluations could occur again.

•	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration.
•	Political instability may arise and hard-line Marxist-Leninists might regain the political initiative.
•
Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident.

•	The Chinese legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

Diversification Risk.  The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified funds.

Table of Contents - Prospectus 2

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small Company Risk.  While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Government Relationship Risk.  While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S.  As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”).  If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Adviser.  The Fund’s returns would have been lower if the expense limitation had not been in effect.  All performance figures reflect the reinvestment of dividends and capital gain distributions.

Table of Contents - Prospectus 2

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2006	2007	2008
79.54%	49.64%	(46.48)%

1	The year-to-date return as of September 30, 2009 is 45.27%.

During the periods shown in the chart, the highest return for a quarter was 26.52% (quarter ending 12/31/06) and the lowest return for a quarter was (20.86)% (quarter ending 03/31/08 ).

Average Annual Total Returns as of December 31, 2008

The Fund’s returns in the table below include applicable sales loads.  The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary.

	1 Year	Since Inception 1
Institutional Class
Return Before Taxes	(46.48)%	12.85%
Return After Taxes on Distributions	(47.00)%	9.95%
Return After Taxes on Distributions and Sale of Fund Shares 2	(30.20)%	10.19%
Class A
Return Before Taxes	(49.86)%	10.00%
Class C
Return Before Taxes	(47.70)%	11.45%
Class Z
Return Before Taxes	(46.69)%	12.50%
Morgan Stanley Capital International China Index 3	(50.83)%	14.33%

1	The inception date is December 30, 2005.

2
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

3
The unmanaged Morgan Stanley Capital International China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges.  Red Chips are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong.  H shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong.  B shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

Table of Contents - Prospectus 2

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund.  Shareholder fees are paid directly from your account.  Annual fund operating expenses are paid out of the Fund’s assets.  Additional fees may be imposed by your adviser, broker or financial intermediary.

Fees and Expenses Table

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None 1	1.00%	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00
Redemption Fee 2 (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.35%	1.35%	1.35%	1.35%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	0.62%	1.02%	1.08%	1.11%
Total Other Expenses	0.62%	1.27%	1.33%	1.11%
Total Operating Expenses	1.97%	2.62%	3.43%	2.46%
Fee Waivers and/or Expense Reimbursement 3	(0.57)%	(0.67)%	(0.73)%	(0.76)%
Net Operating Expenses	1.40%	1.95%	2.70%	1.70%

1
If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

2	Imposed on redemptions within 10 calendar days of purchase.

3
Effective January 1, 2009, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.40% for Institutional Class shares, 1.95% for Class A shares, 2.70% for Class C shares, and 1.70% for Class Z shares through December 31, 2009.  The Adviser will consider further reductions to these limits on an annual basis.

Effective January 1, 2010, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Institutional Class shares and Class Z shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2018.  The Adviser will consider further reductions to these limits on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by showing what you could pay in Fund expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table and footnotes above.  It uses the same hypothetical conditions other funds use in their prospectuses:  $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period.  Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$200	$618	$1,062	$2,295
Class A	$825	$1,343	$1,886	$3,361
Class C
with redemption	$446	$1,054	$1,784	$3,714
without redemption	$346	$1,054	$1,784	$3,714
Class Z	$249	$766	$1,310	$2,795

Table of Contents - Prospectus 2

  [On side panel:                                                                                  Ticker Symbols:Institutional Class – OMIRX
 Class A – OMARX

 Class Z – OMZRX

Morningstar Category:Small Growth]

Old Mutual Copper Rock Emerging Growth Fund

Sub-Adviser:  Copper Rock Capital Partners, LLC

Investment Objective and Main Investment Strategies

Old Mutual Copper Rock Emerging Growth Fund (the “Fund”) seeks to provide investors with capital appreciation.  The Fund may change its investment objective without shareholder approval.

Under normal market conditions, the Fund invests primarily in equity securities of emerging growth companies. The Fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values generally within the range of market values of issuers included in the Russell 2500™ Growth Index. The index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. For purposes of the Fund’s investment policies, equity securities include common stocks, convertible debt, and other equity instruments with common stock characteristics, such as depositary receipts, warrants, rights, and preferred stocks.

The Fund may invest in emerging growth companies of any size. There is no minimum percentage of assets of either small- or mid-cap companies for the Fund’s investments, and it has the flexibility to invest substantially in either small- or mid-cap issuers. The Fund may at times be invested primarily in small-cap stocks.

In selecting securities, Copper Rock favors entrepreneurial companies that appear to be reasonably valued. It uses bottom-up fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock sells or reduces holdings if its target price for a stock is attained, there is a change in the company’s management team or business objectives, or if there is deterioration in a company’s fundamentals.

[On side panel:  Emerging Growth Companies

Growth companies have above average potential for growth in revenue and earnings.  These companies typically have low dividend yields and above average prices in relation to such measures as earnings and book value.  Emerging growth companies are generally those growth companies that are less mature and appear to have the potential for rapid growth.]

Table of Contents - Prospectus 2

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or Copper Rock may misgauge that worth.

Growth Stock Risk.  Stocks of growth companies, particularly newer companies, may offer the potential for greater long-term capital appreciation, but their stock prices may be more volatile than those of larger, more established issuers.  Growth stocks involve greater risks if the issuer’s earnings fail to increase as expected.

Small Company Risk.  While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broad categories called sectors.  The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.   The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Adviser.  The Fund’s returns would have been lower if the expense limitation had not been in effect.  All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less that shown below.

2006	2007	2008
12.02%	18.79%	(48.23)%

1	The year-to-date return as of September 30, 2009 is 25.07%.

During the periods shown in the chart, the highest return for a quarter was 15.84% (quarter ending 03/31/06) and the lowest return for a quarter was (25.77) % (quarter ending 12/31/08 ).

Average Annual Total Returns as of December 31, 2008

The Fund’s returns in the table below include applicable sales loads.  The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A and Class Z shares will vary.

Table of Contents - Prospectus 2

	1 Year	Since Inception 3
Institutional Class
Return Before Taxes	(48.23)%	(9.08)%
Return After Taxes on Distributions	(48.23)%	(9.56)%
Return After Taxes on Distributions and Sale of Fund Shares 1	(31.35)%	(7.60)%
Class A
Return Before Taxes	(51.39)%	(11.00)%

Class Z
Return Before Taxes	(48.22)%	(11.57)%
Russell 2500™ Growth Index 2	(41.50)%	(8.47)%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2
The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

3	The inception date is July 29, 2005 for Institutional Class, Class A and the Russell 2500 ™ Growth Index. The inception date is December 9, 2005 for Class Z.

Table of Contents - Prospectus 2

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund.  Shareholder fees are paid directly from your account.  Annual fund operating expenses are paid out of the Fund’s assets.  Additional fees may be imposed by your adviser, broker or financial intermediary.

Fees and Expenses Table

	Institutional Class	Class A	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None 1	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00
Redemption Fee 2 (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	None	0.25%	None
Other Operating Expenses	0.28%	0.75%	0.67%
Acquired Fund Fees and Expenses 3	0.01%	0.01%	0.01%
Total Other Expenses	0.29%	1.01%	0.68%
Total Operating Expenses 4	1.19%	1.91%	1.58%
Fee Waivers and/or Expense Reimbursement 5	0.04%	(0.23)%	(0.15)%
Net Operating Expenses	1.23%	1.68%	1.43%

1
If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

2	Imposed on redemptions within 10 calendar days of purchase.

3
The Fund indirectly pays a portion of the expenses incurred by acquired funds.  Acquired Fund Fees and Expenses is an estimated annualized expense ratio of the acquired funds, based upon the historical expense ratio of the acquired funds as of their most recent fiscal period, which is stated on a net basis.  The actual indirect expenses incurred by a shareholder will vary based upon the actual expenses of the acquired funds.

4
Total Operating Expenses do not correlate to the ratio of expenses to average net assets of the Fund stated in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

5
Effective January 1, 2009, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.22% for Institutional Class shares, 1.67% for Class A shares, and 1.42% for Class Z shares through December 31, 2010.  The Adviser will consider further reductions to these limits on an annual basis.

Effective January 1, 2011, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Institutional Class shares and Class Z shares, and 3.00% for Class A shares through December 31, 2019.  The Adviser will consider further reductions to these limits on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by showing what you could pay in Fund expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table and footnotes above.  It uses the same hypothetical conditions other funds use in their prospectuses:  $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period.  Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$125	$390	$667	$1,455
Class A	$736	$1,120	$1,528	$2,663
Class Z	$146	$484	$846	$1,866

Table of Contents - Prospectus 2

[On side panel:                                                                                        Ticker Symbols:Institutional Class – OMXIX
 Class A – OMXAX

 Class Z – OMXZX

Morningstar Category:Foreign Large Blend]

Old Mutual International Equity Fund

Sub-Adviser:  Acadian Asset Management LLC

Investment Objective and Main Investment Strategies

Old Mutual International Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers.  The Fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets.  Generally, the Fund limits its investments in any country to 25% or less of its total assets.  However, the Fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in equity securities of non-U.S. issuers.  Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible debt, depository receipts, rights, and warrants.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisers may misgauge that worth.

Foreign (Non-U.S.) Investment Risk.  Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Foreign stock markets may also be less liquid than U.S. stock markets.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small Company Risk.  While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Adviser.  The Fund’s returns would have been lower if the expense limitation had not been in effect.  All performance figures reflect the reinvestment of dividends and capital gain distributions.

Table of Contents - Prospectus 2

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2006	2007	2008
24.55%	12.62%	(47.06)%

1	The year-to-date return as of September 30, 2009 is 21.68%.

During the periods shown in the chart, the highest return for a quarter was 9.73% (quarter ending 12/31/06) and the lowest return for a quarter was (23.46)% (quarter ending 09/30/2008 ).

Average Annual Total Returns as of December 31, 2008

The Fund’s returns in the table below include applicable sales loads.  The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A and Class Z shares will vary.

	1 Year	Since Inception 3
Institutional Class
Return Before Taxes	(47.06)%	(9.44)%
Return After Taxes on Distributions	(47.54)%	(10.16)%
Return After Taxes on Distributions and Sale of Fund Shares 1	(30.59)%	(8.20)%
Class A
Return Before Taxes	(50.30)%	(11.64)%

Class Z
Return Before Taxes	(47.19)%	(9.68)%
Morgan Stanley Capital International EAFE® Index 2	(43.38)%	(7.35)%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2
The unmanaged Morgan Stanley Capital International (MSCI) EAFE® Index is a market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia, and the Far East.  The MSCI EAFE® Index contains a representative sampling of over 900 small-, medium-, and large-capitalization stocks from countries in these regions.

3	The inception date is December 30, 2005.

Table of Contents - Prospectus 2

Fees and Expenses

This table summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund.  Shareholder fees are paid directly from your account.  Annual fund operating expenses are paid out of the Fund’s assets.  Additional fees may be imposed by your adviser, broker or financial intermediary.

Fees and Expenses Table

	Institutional Class	Class A	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None 1	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00
Redemption Fee 2 (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	None	0.25%	None
Other Operating Expenses	0.55%	2.18%	2.85%
Total Other Expenses	0.55%	2.43%	2.85%
Total Operating Expenses	1.55%	3.43%	3.85%
Fee Waivers and/or Expense Reimbursement 3	(0.53)%	(1.91)%	(2.58)%
Net Operating Expenses	1.02%	1.52%	1.27%

1
If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

2	Imposed on redemptions within 10 calendar days of purchase.

3
Effective January 1, 2009, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.02% for Institutional Class shares, 1.52% for Class A shares, and 1.27% for Class Z shares through December 31, 2010.  The Adviser will consider further reductions to these limits on an annual basis.

Effective January 1, 2011, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Institutional Class shares and Class Z shares, and 3.00% for Class A shares through December 31, 2019.  The Adviser will consider further reductions to these limits on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by showing what you could pay in Fund expenses over time based on the operating expenses and expense caps as described in the Fees and Expenses table and footnotes above.  It uses the same hypothetical conditions other funds use in their prospectuses:  $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period.  Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$104	$438	$795	$1,801
Class A	$721	$1,318	$1,939	$3,603

Class Z	$129	$712	$1,322	$2,971

Table of Contents - Prospectus 2

MORE ABOUT THE FUNDS

Investment Strategies and Risks

The Funds seek to achieve their investment objectives through their principal investment strategies.  The Fund Summaries section of this Prospectus describes the principal investment strategies and main risks of the Funds.  This section of the Prospectus discusses those strategies and risks in greater detail.

Equity Securities.  Equity securities include common and preferred stocks, convertible securities, warrants, and rights.  Equity security prices fluctuate over time.  Equity security prices may fall as a result of factors that relate to a company, such as management decisions or lower demand for a company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.  Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Growth Securities.  Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole.  Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities.  Value securities are equity securities that are or are believed to be currently underpriced.  Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Technology and Communications Company Securities.  Technology and communications company securities are securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.  These securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

Small- and Medium-Sized Company Securities.  Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group.  In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons.  For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

REITs.  A real estate investment trust (“REIT”) is a separately managed trust that makes investments in various real estate businesses.  An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders.  A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders.  A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to:  (i) economic factors, such as interest rate changes or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Money Market Instruments.  Money market instruments include high quality, short-term, U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers’ acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency, or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.  Money market instrument prices fluctuate over time.  Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade. Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

Money market instruments have greater short-term liquidity, capital preservation, and income potential than longer-term investments such as stocks or long-term debt.

Table of Contents - Prospectus 2

Over the Counter (“OTC”) Securities.  OTC securities are securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network or over the telephone.  OTC securities may not trade as often as securities listed on an exchange.  So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Foreign Securities.  Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, limitations on the use or transfer of Fund assets, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

Foreign securities include American Depository Receipts and American Depository Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments.  ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation.  An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars.  EDRs and GDRs are receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank.  EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars.  Although ADRs, EDRs, and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund may invest up to 20% of their total assets in foreign securities.  ADRs are not considered foreign securities for purposes of this limitation.

Derivatives.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, currencies, or other financial instruments.  Derivatives include futures, options, options on futures, OTC options, forward foreign currency contracts, and swaps.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage.  As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor.  Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells.  A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.  Thus, the use of derivatives may result in losses in excess of the amount invested.

Derivatives may be used for a variety of purposes, including:  (i) to reduce transaction costs; (ii) to manage cash flows; (iii) to maintain full market exposure, which means to adjust the characteristics of a Fund’s investments to more closely approximate those of its benchmark; (iv) to seek to enhance returns (speculative); and (v) to protect a Fund’s investments against declines in value (hedging).

• The Funds are subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, a Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value.  With respect to forwards, futures, and index options that are contractually required to "cash-settle," however, a Fund generally will set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forwards, futures, and index options contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks.  The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Fixed Income Securities.  Fixed income securities include U.S. government securities, government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments.  Fixed income security prices fluctuate over time.  The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates, or other adverse economic or political events.

A Fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  A change in interest rates will affect the value of a Fund’s fixed income investments.  Debt securities tend to move inversely with changes in interest rates.  For example, when interest rates rise, debt security prices generally fall.

Credit Risk.  The value of the debt securities held by a Fund also fluctuates with the credit quality of the issuers of those securities.  A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt.  Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a Fund’s share price.

Table of Contents - Prospectus 2

Changes in Debt Ratings.  If a rating agency assigns a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return to compensate for the additional perceived risk.

With regard to Old Mutual Analytic Global Fund, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, while these Funds generally emphasize investments in equity securities, each may also invest up to 20% of its total assets in fixed income securities, cash, and cash equivalents.  Fixed income securities may be issued by U.S. or non-U.S. corporate and government issuers.  Generally, these Funds will acquire fixed income securities that are investment grade, but they may invest up to 5% of their net assets in below investment grade convertible debt securities.

U.S. Government Securities.  U.S. government securities include U.S. Treasury bills, notes, and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.  U.S. government securities generally offer lower yields than other fixed income securities.  Holding U.S. government securities lowers the risk profile of an investment portfolio as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

The Funds will generally not invest in U.S. government securities except for temporary defensive and cash management purposes.

U.S. Government Agency Securities. U.S. government agency securities are debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises, and U.S. government instrumentalities that are not direct obligations of the U.S. government.  Certain U.S. government agency securities are also not backed by the full faith and credit of the U.S. government.  U.S. government agency securities represent a higher risk of default than U.S. government securities.

Mortgage-Backed Securities.  Mortgage-backed securities are securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), where investors receive principal and interest payments from the repayment of underlying mortgage loans.  Some mortgage-backed securities are issued and guaranteed against default by the U.S. government, such as the Government National Mortgage Association (Ginnie Mae).  Others are not guaranteed by the U.S. government and are backed only by the credit of the government agency or instrumentality, such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac).  In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatory of the U.S. Treasury.

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders.  Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.  Lack of liquidity and tightening of the credit markets will adversely affect the value of mortgage-backed securities.

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed income securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  One class might receive all of the interest distributions - interest-only strips (IOs) and the other all the principal distributions - principal only strips (POs).

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities.  The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.  Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.  Certain stripped mortgage-backed securities may be deemed to be illiquid.  Each Fund may invest up to 15% of its net assets in illiquid securities, including stripped mortgage-backed securities that are deemed to be illiquid.

Asset-Backed Securities.  Asset-backed securities are interests in a stream of payments from specific assets, such as automobile or credit card receivables.  These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Asset-backed securities may be adversely affected by changes in interest rates.  Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.  Lack of liquidity and tightening of the credit markets will adversely affect the value of asset-backed securities.

Corporate Bonds.  Corporate bonds are debt securities of companies that are rated at or above investment grade by one or more nationally recognized rating organizations.  Issuers of corporate bonds may default on their obligations to repay principal and interest.  Also, changes in interest rates may adversely affect the market value of corporate bonds.

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Lower-Rated (Junk) Bonds.  Lower-rated bonds are debt securities of companies that are rated below investment grade (BB/Ba or lower).  Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.  Lower-rated bonds offer higher yields and higher potential gains than investment-grade (BBB/Baa or higher) bonds.

Foreign Bonds.  Foreign bonds are debt securities of foreign governments and foreign companies.  In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability; differences in accounting, auditing, and financial reporting standards; a lack of adequate information from bond issuers due to less stringent government regulation; and adverse changes in foreign exchange rates.

Zero Coupon and Pay-In-Kind Securities.  A zero coupon security pays no interest to its holders until it matures and is sold at a discount to its face value.  Pay-in-kind securities are securities that generally pay interest through the issuance of additional securities. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

More About Investment Strategies and Risks

The Funds may also use the investment strategies or be subject to the risks described below.  The Funds’ Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment objectives, strategies, and risks.  The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act.  A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees and other operating expenses.

Securities That Are Not Readily Marketable.  Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.”  A security is not readily marketable, or “illiquid,” if the Fund cannot sell it within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of a Fund.  For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”).  Under procedures adopted by the Board of Trustees of the Trust (the “Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.  Investments in illiquid securities, which may include restricted securities, involve higher risks because a Fund may be unable to sell an illiquid security or sell at a reasonable price.  In addition, in order to sell a restricted security, a Fund may have to bear the expenses associated with registering the shares with the SEC and incur delays in selling the security.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, a Fund may invest up to 100% of its assets in temporary defensive instruments that may be inconsistent with the Fund’s principal investment strategies in an effort to enhance liquidity or preserve capital.  Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreement transactions. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.  A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions.  To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover.  The Funds’ active management may result in the Funds’ Sub-Advisers frequently buying and selling securities, which could increase the Funds’ portfolio turnover rate and transaction costs, such as brokerage commissions.  Higher portfolio rates increase the brokerage costs the Funds pay and may adversely affect their performance.  In addition, the sale of a Fund’s portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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MANAGEMENT

The Adviser

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment adviser to the Funds. The Adviser was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Adviser oversees the operations of the Funds and monitors the performance of the Sub-Advisers.  The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and the Sub-Advisers must follow in their day-to-day investment management activities.

The Sub-Advisers

Acadian Asset Management LLC (“Acadian”), a Delaware limited liability company located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, is the sub-adviser for the Old Mutual International Equity Fund.  Acadian has provided investment management services since 1986.  As of July 31, 2009, Acadian had $50.3 billion in assets under management.  Acadian is a majority-owned subsidiary of OMUSH.

Analytic Investors, LLC (“Analytic”), a Delaware limited liability company located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, is the sub-adviser to the Old Mutual Analytic Fund.  Analytic has provided investment management services since 1970.  As of July 31, 2009, Analytic had $9.0 billion in assets under management.  Analytic is a majority-owned subsidiary of OMUSH.

Clough Capital Partners, LP (“Clough”), a Delaware limited partnership, located at One Post Office Square, 40 th Floor, Boston, MA 02109, is the interim sub-adviser to the Old Mutual China Fund.  Clough has provided investment management services since 2000.  As of July 31, 2009, Clough had approximately $2.7 billion in assets under management.

Copper Rock Capital Partners, LLC (“Copper Rock”), a Delaware limited liability company located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, is the sub-adviser to Old Mutual Copper Rock Emerging Growth Fund.  Copper Rock has provided investment management services since 2005.  As of July 31, 2009, Copper Rock had $1.6 billion in assets under management.  Copper Rock is a majority-owned subsidiary of OMUSH.

Advisory Fees

The table below shows the aggregate fee paid to the Adviser for the fiscal year ended July 31, 2009 as a percentage of average net assets.

Advisory Fee
Old Mutual Analytic Fund	0.95%
Old Mutual China Fund	1.35%
Old Mutual Copper Rock Emerging Growth Fund	0.90%
Old Mutual International Equity Fund	1.00%

The Sub-Advisers are entitled to receive a fee from the Adviser.  The fee arrangement for each Sub-Adviser is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory agreements between the Trust and the Adviser and the sub-advisory agreements between the Trust, the Adviser, and the Sub-Advisers is available in the Trust’s annual report to shareholders dated July 31, 2009.

In addition, in the interest of limiting the expenses of the Funds, the Adviser has signed expense limitation agreements with the Trust on behalf of the Funds pursuant to which the Adviser has agreed to reduce the fees payable to it under the advisory agreements and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Fund’s average daily net assets) (“Expense Limit”) as set forth in the table below.

	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Analytic Fund	1.25%	1.55%	2.30%	1.30%	December 31, 2010
	2.75%	3.00%	3.75%	2.75%	December 31, 2019
China Fund	1.40%	1.95%	2.70%	1.70%	December 31, 2009
	2.75%	3.00%	3.75%	2.75%	December 31, 2018
Copper Rock Emerging Growth Fund	1.22%	1.67%	N/A	1.42%	December 31, 2010
	2.75%	3.00%	N/A	2.75%	December 31, 2019
International Equity Fund	1.02%	1.52%	NA	1.27%	December 31, 2010
	2.75%	3.00%	N/A	2.75%	December 31, 2019

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The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to the expense limitation arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

The Portfolio Managers

The following summarizes the experience of the members of the portfolio management team at each sub-adviser primarily responsible for the day-to-day management of the Funds’ portfolios.  Except as otherwise noted, each portfolio manager listed below has served in his/her current position for the last 5 years and is a member of the portfolio management team for each of the Funds for which the applicable sub-adviser is an investment sub-adviser.

	Name (Role on Team)	Business Experience
Acadian Asset Management LLC	Dr. Gary L. Bergstrom (Co-Portfolio Manager, International Equity Fund)	Chairman, Acadian.
	Brendan O. Bradley (Co-Portfolio Manager, International Equity Fund)	Senior Vice President, Portfolio Manager and Quantitative Research Specialist, Acadian, since 2004. Vice President, Upstream Technologies, 2002 – 2004.

	John R. Chisholm (Co-Lead Portfolio Manager, International Equity Fund)	Executive Vice President and Co-Chief Investment Officer, Acadian.
	Matthew J. Cohen (Co-Portfolio Manager, International Equity Fund)	Senior Vice President and Portfolio Manager, Acadian.
	Ronald D. Frashure (Co-Lead Portfolio Manager, International Equity Fund)	President and Co-Chief Investment Officer, Acadian.

Analytic Investors, LLC
	Dennis M. Bein, CFA (Co-Portfolio Manager, Analytic Fund)	Chief Investment Officer and Portfolio Manager, Analytic.
	Harindra de Silva, Ph.D., CFA (Co-Portfolio Manager, Analytic Fund)	President and Portfolio Manager, Analytic.
	David Krider (Co-Portfolio Manager, Analytic Fund)	Portfolio Manager, Analytic, since July 2006. Research Analyst, Analytic, June 2005 – July 2006. Founder and Chief Technology Officer, Visualize, Inc., 1996 – 2005.
	Gregory McMurran (Co-Portfolio Manager, Analytic Fund)	Chief Investment Officer and Portfolio Manager, Analytic.
	Yigal Newman (Co-Portfolio Manager, Analytic Fund)	Portfolio Manager, Analytic, since January 2009. Research Analyst, Analytic, 2005 – January 2009. Research Associate, Dimensional Fund Advisors, 2004 – 2005.
	Steven Sapra, CFA (Co-Portfolio Manager, Analytic Fund)	Portfolio Manager, Analytic.
	Ram Willner (Co-Portfolio Manager, Analytic Fund)	Portfolio Manager, Analytic, since 2008. Managing Director and Chief Investment Officer, Global Fixed Income Partners, 2003 – 2007.

	Name (Role on Team)	Business Experience
Clough Capital Partners, LP

	Eric A. Brock (Portfolio Manager, China Fund)	Portfolio Manager, China Fund, since July 2009. Founding Partner, Portfolio Manager, and Research Director, Clough, since 2000.

Copper Rock Capital Partners, LLC	Tucker M. Walsh (Portfolio Manager, Copper Rock Emerging Growth Fund)	Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager, Copper Rock, since 2005. Managing Director, State Street Research & Management Company, 1997 – 2005.
	David Cavanaugh (Co-Assistant Portfolio Manager, Copper Rock Emerging Growth Fund)	Senior Research Analyst and Partner, Copper Rock, since 2005. Equity Research Analyst, MFS Investment Management, 1999 – 2005.
	Greg Poulos, CFA (Co-Assistant Portfolio Manager, Copper Rock Emerging Growth Fund)	Senior Research Analyst and Partner, Copper Rock, since 2005. Equity Analyst, State Street Research & Management, 2004 – 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

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YOUR INVESTMENT

Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value (“NAV”). NAV per share class of a Fund is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding.  NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.  The Funds do not calculate their NAV, and you may not buy or sell Fund shares, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.  Shares begin to earn dividends on the first business day following the day of purchase.  Shares earn dividends until the day you redeem them.  The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance.  If a Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests.  The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“Financial Intermediaries”) that may include the Funds as an investment alternative in the programs they offer or administer.  If you buy shares through a Financial Intermediary, generally your order must be received by the Financial Intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price.  Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open.  The Trust and Financial Intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner.  The Trust will be deemed to have received a purchase or redemption order from authorized Financial Intermediaries when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at a Fund’s NAV next computed after such order is unconditionally accepted by an authorized Financial Intermediary or its authorized designee.

Valuing Portfolio Securities

The Funds use pricing services to determine the market value of the securities in their portfolios.  Except as discussed below, a Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio, except that securities traded primarily on NASDAQ are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments are priced at amortized cost, which approximates market value.  The market value of bonds is determined based on an evaluated price.  Foreign securities may trade in their local markets on days a Fund is closed.  Those transactions and changes in the value of a Fund’s securities holdings on such days may affect the value of the Fund’s shares on days when you will not be able to purchase, exchange, or redeem shares. If a Fund holds securities quoted in foreign currencies it translates that price into U.S. dollars at current exchange rates.

The Funds have established fair value pricing procedures.  A Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV.  By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security.  These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.  In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund’s securities.  The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.  Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices, make a Fund less attractive to market timers, and take into account any significant events occurring after the close of a foreign market in those regions.  While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of a Fund’s long-term shareholders.

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Policy Regarding Excessive or Short-Term Trading

While the Funds provide shareholders with daily liquidity, the Funds are intended to be long-term investment vehicles and are not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance.  In particular, frequent trading of a Fund’s shares may:

•	cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Funds, the Adviser, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that we will be able to identify and restrict all such trading in the Funds.  The Adviser and its agents cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

To minimize harm to a Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

Funds that invest in overseas markets are subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries.  Time-zone arbitrage is a form of market-timing.  The Board has adopted, and the Adviser and its agents have implemented, the following tools to discourage short-term trading in the Funds, including time-zone arbitrage:

•	trade activity monitoring;
•	trading guidelines;
•	redemption/exchange fee; and
•	fair value pricing.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in a Fund will occur. Moreover, each of these tools, other than the redemption/exchange fee, involves judgments, which are inherently subjective. The Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Adviser and its agents may consider an investor's trading history in the Funds, other funds, and accounts under common ownership, influence, or control. The Adviser and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Adviser and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Adviser, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that such activities must stop, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account.  Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective.  In making such judgments, the Adviser and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The Adviser and its agents seek to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.   The ability of the Adviser and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited because Financial Intermediaries often maintain the underlying shareholder accounts in omnibus accounts.  The Adviser and its agents rely on Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Funds’ short-term trading policy on shareholders in such accounts.  In compliance with Rule 22c-2 of the 1940 Act, the Trust has in place with each Financial Intermediary an agreement (“Shareholder Information Agreement”) that requires the Financial Intermediary to (i) provide the taxpayer identification numbers and transaction information about Fund shareholders who hold their shares through the Financial Intermediary, (ii) use its best efforts to determine, upon request of the Trust, whether any other person that holds Fund shares through the Financial Intermediary is itself a financial intermediary (“indirect intermediary”), and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (iii) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Fund shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies. These contractual arrangements will enhance the Adviser’s ability to monitor trades placed through omnibus accounts.  However, there is no assurance that Financial Intermediaries will, in all instances, cooperate with the Adviser in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases.

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Trading Guidelines

If a shareholder exceeds four exchanges out of a Fund per calendar year or if a Fund, the Adviser, or one of its agents, determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Funds and the Adviser and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Funds to purchase shares of one or more other Old Mutual Funds is considered a single exchange. A Fund may permit exceptions to the four exchange limit for wrap accounts and investors that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part.  Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by a Fund and may be cancelled or revoked.  The Adviser may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges.  The Adviser and the Funds also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

Redemption/Exchange Fee

A Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. A Fund will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of a Fund have been held, the Adviser assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the non-redeeming shareholders.  Due to operational requirements, certain Financial Intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Funds’ methods for tracking and calculating the fee.

A Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

A Fund will not charge the 2.00% redemption/exchange fee on transactions involving the following:

▪	total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the fee;

▪
total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with a Fund to waive or not to impose the fee;

▪	total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with a Fund or a Financial Intermediary;

▪	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

▪
certain redemptions of shares of a Fund held as a qualified default investment alternative in certain retirement plan accounts in accordance with provisions of the Employee Retirement Security  Act of 1974, as amended, and the rules and regulations promulgated thereunder;

▪	certain broker wrap fee and other fee-based programs;

▪	redemptions initiated by a Fund, as permitted in this Prospectus; or

▪	redemptions by asset allocation or target date funds advised by the Adviser.

In addition, the redemption/exchange fee does not apply to:  (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by a shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains).

There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.

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Fair Value Pricing

As discussed above, the Board has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities.  These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

Buying Shares

Old Mutual Analytic Fund and Old Mutual China Fund have registered the following classes of shares:  Institutional Class, Class A, Class C, and Class Z. Old Mutual International Equity Fund and Old Mutual Copper Rock Emerging Growth Fund have registered the following classes of shares:  Institutional Class, Class A, and Class Z.   Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Funds, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class.  When choosing a share class, you should consult your financial adviser as to which class is most suitable for you.  The Trust reserves the right to change the categories of investors eligible to purchase shares of each Fund.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Fund so that you may receive the same day’s NAV.  The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.  Purchases of shares of a Fund may be made on any day on which the NYSE is open for business.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Fund’s public offering price.

Institutional Class

You may purchase Institutional Class shares of the Funds through certain financial institutions that are authorized to sell shares of a Fund.  You may also purchase Institutional Class shares of the Funds directly through the Funds’ transfer agent.

Institutional Class shares are available to the following categories of eligible investors and require a minimum initial investment of $1 million in a Fund:

▪	A bank, trust company, or other type of depository institution purchasing shares for its own account;
▪	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
▪	Pension or profit sharing plans or the custodian for such a plan; and
▪	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund provided they sign a Letter of Intent (“LOI”), committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If a Fund closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.  Please see the SAI for more information on LOIs.

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Class A and Class C

You may purchase Class A and Class C shares of a Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund.  Such financial institutions may charge you a fee for this service in addition to a Fund’s public offering price.  Purchases of shares of a Fund may be made on any day on which the NYSE is open for business.  For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Fund so that you may receive the same day’s NAV.  The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Funds’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner .

Minimum Investment

For Institutional Class shares, please see the section of the Prospectus entitled “Buying Shares – Institutional Class” for information regarding minimum investment requirements.  For Class A, Class C, and Class Z shares of the Funds, the minimum investment requirements are as follows:

Minimum Investment *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans (“SIP”) - I 1	$500	$25
SIP-II 2	no minimum	$50

*	A Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

1	If a SIP-I is established, the minimum initial investment for a Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.

2	An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

Concepts to Understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

Spousal IRA:  an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, please call 888.772.2888.

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Sales Charges

The sales charge information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.75%	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

Class A Shares

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund’s NAV per share plus any applicable initial sales charge.

Class A shares of a Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the Public Offering Price on purchases of less than $1 million.

Investor's Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price Invested	As a Percentage of the Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

▪
on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See "Class A Purchases Subject to Contingent Deferred Sales Charges" below.

▪	on additional purchases of one or more Old Mutual Funds that result in account balances of Class A shares of $1 million or more.

▪	on shares purchased by reinvesting dividends and distributions.

▪
when exchanging shares among Old Mutual Funds with the same or higher initial sales charges (see the "Your Investment - General Policies" section of this Prospectus for more information on exchanges between funds).

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

▪	when a merger, consolidation, or acquisition of assets of a Fund occurs.

▪	if you are the Adviser, an affiliated company of the Adviser, or the Sub-Advisers and you purchase your shares directly through Old Mutual Investment Partners (the “Distributor”).

▪	if you are an employee benefit plan established for employees of the Adviser or its affiliates.

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▪	if you are a discretionary advised client of the Adviser, Sub-Advisers, or their affiliates.

▪
if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of a Fund) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.

▪	if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the Funds.

▪
if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of a Fund in connection with such services.

▪
if you are a pension, profit-sharing, or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reduction of initial sales charges, only the participants' individual investments in the plans.

▪
if you are an individual or entity with a substantial business relationship with the Trust or the Adviser, as determined by a Vice President or more senior officer of the Trust or the Adviser, and you purchase your shares directly through the Distributor.

Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Old Mutual Funds (except Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described above. These qualified purchasers include the following:

Individuals

▪	an individual, his or her spouse, or children residing in the same household;

▪	any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

▪	a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

Other Groups

▪
any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months, and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

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Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of a Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

▪
where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

▪
managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of a Fund in connection with such services.

▪
on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

▪	on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Old Mutual Funds in all of the investor's related accounts exceeds $1 million. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges" earlier in this section of the Prospectus.  In no event will the Trust honor an order to purchase more than $1 million of Class C shares.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

▪	if you redeem shares acquired through reinvestment of dividends and distributions.

▪	on increases in the NAV of your shares.

▪	on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any 12-month period.

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the SAI for more information on the redemption privilege.

▪	upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

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▪
upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or to be of long-continued and indefinite duration.

▪	on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

▪	on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

▪	on the liquidation of a shareholders’ account by the Trust for failure to maintain the required minimum account balance.

The SAI provides additional information regarding purchasing or redeeming Class A or Class C shares at reduced or without sales charges.  Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first, and then shares in the order of purchase.

Selling Shares

You may sell your Fund shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Funds’ transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at a Fund's next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. A Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to 7 days. Also, if a Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees.  These include:

▪      Redemptions by check, wire, or ACH in excess of $50,000;
▪      Requests to send proceeds to a different address or payee;
▪      Requests to send proceeds to an address that has been changed within the last 30 days; and
▪      Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed.  A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency, or savings association and must include the title of the signatory.  A notary public does not provide a signature guarantee.  A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By:  [Signature]
Title:  [Title of Signatory]

General Policies

▪
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Funds are required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Funds reserve the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

▪
The Funds are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

▪	The Funds may reject purchase orders.

▪	The Funds reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of a Fund in any 90-day period.

▪
When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Funds’ transfer agent so that you may receive that same day's NAV per share.

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▪
State Street Bank and Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts.  Custodial fees are automatically deducted from your account if not received by the announced due date, usually in mid-December.

▪
Because of the relatively high cost of maintaining smaller accounts, a Fund charges an annual fee of $12 if your account balance drops below $1,000.  This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. A Fund will provide 60 days’ prior notice of the imposition of this fee.  A Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

▪
For non-retirement accounts, if the value of your investment in a Fund falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption.  Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

▪
With regard to investments in Class A and Class C shares, asset allocation programs set up in networked accounts, which have been pre-approved by a Fund, will not be subject to the minimum account balances as described above.

▪
To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial adviser or broker-dealer.

▪
When opening an account or when making additional investments into an existing account, you must specify which Old Mutual Fund you are purchasing.  If you do not specify the Old Mutual Fund into which you would like to invest, the Trust will deposit your investment into Old Mutual Cash Reserves Fund, Class Z shares, if you are eligible to purchase Class Z shares.  If you are not eligible to purchase Class Z shares, the Trust will deposit your investment in Old Mutual Cash Reserves, Class A shares, at net asset value.  The Trust will then send you written notification explaining that your investment was deposited in the Old Mutual Cash Reserves Fund and that you many contact the Trust to re-direct your investment into the Old Mutual Fund of your choice.

▪	Investment instructions are irrevocable, which means that once you have transmitted your investment instructions, they may not be modified or cancelled.

Exchanges between Funds

You may exchange some or all shares of a particular class of a Fund for shares of the same class of another Old Mutual Fund that offers such class of shares. Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares. However, if you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The minimum investment requirements, as stated above, also apply to exchanges.

If a shareholder exceeds four exchanges out of any of the Funds per calendar year, or if a Fund, the Adviser, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section in this Prospectus entitled "Your Investment - Policy Regarding Excessive or Short-Term Trading" for details of the Trust's trading guidelines and redemption/exchange fee.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired.  Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange.  Shareholders may realize a taxable gain or loss on any exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan p ermits you to have payments of $50 or more mailed or automatically transferred from your Fund account to your designated checking or savings account.   Shareholders may realize a taxable gain or loss on any withdrawal.

▪	Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

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Householding

To keep the Funds’ costs as low as possible, a single copy of most financial reports and prospectuses is delivered to shareholders who share an address, even if the accounts are registered under different names.  This process, known as "householding," does not apply to account statements.  To receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

Dividends and Taxes

The Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains, if available. The Funds pay dividends from net investment income and distributions from capital gains annually. Dividends and distributions will be reinvested in your Fund account unless you instruct a Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates for non-corporate shareholders are provided in the table below.  Certain dividends and distributions paid to you in January may be taxable as if they had been paid to you the previous December.

If you purchase shares of a Fund shortly before it declares a dividend or a distribution, you will be “buying a dividend” – that is, a portion of your investment in such Fund may be returned to you in the form of a taxable distribution.

A sale or exchange of shares of a Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of a Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of a Fund sold or exchanged after one year. The table below describes the current tax rates for non-corporate shareholders.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from a Fund. Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.  Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	0%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	0%	15%

Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of the Funds, has adopted Distribution Plans and a Service Plan pursuant to which the Funds pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers, or other Financial Intermediaries. Currently, Class A shares are not authorized to pay distribution fees but may be subject to such fees in the future.  Distribution fees are paid for the sale and distribution of Class A and Class C shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and/or service fees are paid out of a Fund's Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the "Fund Summaries" and "Your Investment – Sales Charges" sections of this Prospectus for details on the distribution and service fees.

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Payments to Financial Intermediaries

For Class A and Class C shares, the Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Your Investment - Sales Charges" section of this Prospectus.

Payments by the Distributor, the Adviser, or their Affiliates

The Distributor, or one or more of its affiliates, from time to time, makes payments from its own resources to Financial Intermediaries in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Funds on the Financial Intermediary's sales system, placing the Trust and the Funds on the Financial Intermediary's preferred or recommended list, marketing support services, networking, and/or administrative or recordkeeping support services (collectively, “ financial intermediary payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary.

From time to time, the Distributor, or its affiliates, pay "networking fees" to certain broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse.

The Adviser, or its affiliates, pay certain Financial Intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial Intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to Financial Intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a Financial Intermediary's sales and/or the value of Fund shares within a Financial Intermediary's client accounts.  In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Adviser and the Sub-Advisers will benefit from the Distributor's activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such Financial Intermediaries.

Financial intermediary payments may provide Financial Intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended July 31, 2009, the Distributor, the Adviser, or one or more of their affiliates, have financial intermediary arrangements with the following Financial Intermediaries:   401K Company, ACS HR Solutions, ADP, Ameriprise Financial, Associated Securities, Benefit Plan Administrators, Charles Schwab, Citigroup Global Markets, Citistreet, CPI Qualified Plan Consultants, E*Trade, Expertplan, Fidelity, First Clearing LLC, GWFS Equities, ING, JP Morgan, LPL Financial Services, Mercer HR, Merrill Lynch, Mid-Atlantic, Morgan Stanley, MSCS Financial Services, Mutual Services, Nationwide, New York Life Investment Management, OneAmerica, Pershing, Prudential Investment Management Services, Prudential Retirement, Raymond James, RBC Dain Rauscher, Ridge Clearing, Robert W. Baird, Standard Retirement Services, T. Rowe Price, TD Ameritrade, Terre Haute, UBS Financial Services, Uvest Financial Service Group, Vanguard, Wachovia, Waterstone Financial, Wells Fargo Advisors, Wilmington Trust.

Payments by the Funds

Like the Adviser and its affiliates, the Funds may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about the payments made to Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor, the Adviser, their affiliates, or the Funds to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

Table of Contents - Prospectus 2

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of each Fund’s shares for the period ended July 31, 2009.  The total returns for a Fund represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information in the financial highlights has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available by calling the Funds toll-free at 888.772.2888.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*	Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets††		Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)††	Ratio of Net Investment Income (Loss) to Average Net Assets††	Portfolio Turnover Rate†
Old Mutual Analytic Fund(1)

Class A
2009	$11.88	$0.02	$(3.22)	$—	$(3.20)	$—	$—	$—	$—	$8.68	(26.94)%	$83,169	2.07	%5	2.41%	0.24%	195.35%
2008	14.51	0.05	(1.80)	—	(1.75)	(0.18)	(0.70)	—	(0.88)	11.88	(12.60)%	285,305	1.92	%5	2.13%	0.40%	171.50%
2007	13.21	0.08	1.24	—	1.32	(0.02)	—	—	(0.02)	14.51	9.99%	607,810	1.54	%5	1.96%	0.55%	183.98%
20064	12.84	0.05	0.32 #	—	0.37	—	—	—	—	13.21	2.88%#	295,095	1.51	%5	2.18%	0.57%	59.61%
20052	12.30	0.05	1.09	—	1.14	(0.27)	(0.33)	—	(0.60)	12.84	9.27%	129,960	1.98	%5	2.06%	0.64%	81.00%
Class C
2009	$11.59	$(0.05)	$(3.14)	$—	$(3.19)	$—	$—	$—	$—	$8.40	(27.52)%	$51,879	2.82	%5	2.97%	(0.52)%	195.35%
2008	14.32	(0.04)	(1.77)	—	(1.81)	(0.22)	(0.70)	—	(0.92)	11.59	(13.23)%	158,508	2.65	%5	2.85%	(0.34)%	171.50%
2007	13.11	(0.03)	1.24	—	1.21	—	—	—	—	14.32	9.24%	340,569	2.29	%5	2.67%	(0.19)%	183.98%
20064	12.81	(0.01)	0.31 #	—	0.30	—	—	—	—	13.11	2.34%#	202,766	2.26	%5	2.86%	(0.17)%	59.61%
20052	12.30	(0.01)	1.09	—	1.08	(0.24)	(0.33)	—	(0.57)	12.81	8.78%	86,752	2.61	%5	2.68%	(0.09)%	81.00%
Class Z(3)
2009	$11.94	$0.04	$(3.23)	$—	$(3.19)	$—	$—	$—	$—	$8.75	(26.72)%	$29,734	1.81	%5	1.97%	0.45%	195.35%
2008	14.54	0.09	(1.82)	—	(1.73)	(0.17)	(0.70)	—	(0.87)	11.94	(12.46)%	58,107	1.64	%5	1.86%	0.68%	171.50%
2007	13.21	0.12	1.24	—	1.36	(0.03)	—	—	(0.03)	14.54	10.33%	130,928	1.29	%5	1.66%	0.84%	183.98%
20064	12.82	0.06	0.33 #	—	0.39	—	—	—	—	13.21	3.04%#	140,795	1.26	%5	1.82%	0.72%	59.61%
2005	11.66	0.10	1.69	—	1.79	(0.30)	(0.33)	—	(0.63)	12.82	15.36%	227,265	1.36	%5	1.44%	0.78%	81.00%
2004	11.10	0.09	0.99	—	1.08	(0.19)	(0.33)	—	(0.52)	11.66	9.87%	57,171	1.17	%5	1.70%	0.75%	152.00%
Institutional Class
2009	$11.96	$0.05	$(3.25)	$—	$(3.20)	$—	$—	$—	$—	$8.76	(26.76)%	$12,547	1.77	%5	1.87%	0.55%	195.35%
2008	14.54	0.09	(1.81)	—	(1.72)	(0.16)	(0.70)	—	(0.86)	11.96	(12.33)%	29,025	1.63	%5	1.89%	0.70%	171.50%
2007	13.21	0.12	1.24	—	1.36	(0.03)	—	—	(0.03)	14.54	10.34%	35,246	1.24	%5	1.60%	0.82%	183.98%
20064	12.82	0.08	0.31 #	—	0.39	—	—	—	—	13.21	3.04%#	6,833	1.21	%5	2.11%	0.97%	59.61%
2005***	13.45	0.01	(0.10)	—	(0.09)	(0.21)	(0.33)	—	(0.54)	12.82	(0.63)%	2	1.27	%5	2.12%	1.55%	81.00%

FINANCIAL HIGHLIGHTS ─ continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*		Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets††	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)††	Ratio of Net Investment Income (Loss) to Average Net Assets††	Portfolio Turnover Rate†
Old Mutual China Fund^
Class A
2009	$15.81	$0.09	$0.62	#	$—	$0.71	$(0.20)	$—	$(0.20)	$16.32	5.00%#	$15,069	1.95%	2.62%	0.70%	119.96%
2008	22.46	(0.01)	(1.73)		—	(1.74)	(0.03)	(4.88)	(4.91)	15.81	(13.91)%	17,927	2.02%	2.34%	(0.06)%	178.32%
2007	13.23	0.06	9.59		—	9.65	(0.05)	(0.37)	(0.42)	22.46	73.81%	25,976	2.10%	2.42%	0.31%	193.08%
2006	10.00	0.01	3.22		—	3.23	—	—	—	13.23	32.30%	2,532	2.10%	6.65%	0.12%	50.80%
Class C
2009	$15.48	$(0.01)	$0.65	#	$—	$0.64	$(0.04)	$—	$(0.04)	$16.08	4.21%#	$8,267	2.70%	3.43%	(0.05)%	119.96%
2008	22.26	(0.17)	(1.64)		—	(1.81)	(0.09)	(4.88)	(4.97)	15.48	(14.49)%	9,991	2.77%	3.15%	(0.85)%	178.32%
2007	13.18	(0.06)	9.52		0.01	9.47	(0.02)	(0.37)	(0.39)	22.26	72.67%	15,497	2.85%	3.33%	(0.33)%	193.08%
2006	10.00	(0.06)	3.24		—	3.18	—	—	—	13.18	31.80%	793	2.85%	11.53%	(0.76)%	50.80%
Class Z
2009	$15.96	$0.14	$0.57	#	$—	$0.71	$(0.25)	$—	$(0.25)	$16.42	5.13%#	$11,654	1.70%	2.46%	1.10%	119.96%
2008	22.55	0.04	(1.74)		—	(1.70)	(0.01)	(4.88)	(4.89)	15.96	(13.64)%	5,333	1.76%	2.55%	0.21%	178.32%
2007	13.25	0.02	9.71		—	9.73	(0.06)	(0.37)	(0.43)	22.55	74.36%	3,377	1.85%	5.59%	0.12%	193.08%
2006	10.00	(0.03)	3.28		—	3.25	—	—	—	13.25	32.50%	24	1.85%	259.40%	(0.46)%	50.80%
Institutional Class
2009	$16.10	$0.15	$0.60	#	$—	$0.75	$(0.33)	$—	$(0.33)	$16.52	5.51%#	$9,744	1.40%	1.97%	1.20%	119.96%
2008	22.65	0.13	(1.80)		—	(1.67)	—	(4.88)	(4.88)	16.10	(13.41)%	9,231	1.47%	1.76%	0.62%	178.32%
2007	13.27	0.19	9.63		—	9.82	(0.07)	(0.37)	(0.44)	22.65	74.91%	22,303	1.55%	1.75%	1.06%	193.08%
2006	10.00	0.08	3.19		—	3.27	—	—	—	13.27	32.70%	12,622	1.55%	2.58%	1.07%	50.80%

Table of Contents - Prospectus 2

FINANCIAL HIGHLIGHTS ─ continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*		Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets††	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)††	Ratio of Net Investment Income (Loss) to Average Net Assets††	Portfolio Turnover Rate†
Old Mutual Copper Rock Emerging Growth Fund^^^
Class A
2009	$10.10	$(0.10)	$(2.29	)#	$ —	$(2.39)	$—	$—	$—	$7.71	(23.66)%#	$3,480	1.67%	1.90%	(1.35)%	283.83%
2008	12.90	(0.16)	(1.71)		—	(1.87)	—	(0.93)	(0.93)	10.10	(16.08)%	11,213	1.67%	1.88%	(1.33)%	260.79%
2007	10.52	(0.16)	2.54		—	2.38	—	—	—	12.90	22.62%	35,890	1.55%	1.85%	(1.32)%	169.81%
2006	10.00	(0.13)	0.65		—	0.52	—	—	—	10.52	5.20%	20,814	1.55%	2.97%	(1.15)%	282.22%
2005	10.00	—	—		—	—	—	—	—	10.00	0.00%	2,500	‡‡	‡‡	‡‡	‡‡
Class Z***
2009	$10.18	$(0.08)	$(2.31	)#	$—	$(2.39)	$—	$—	$—	$7.79	(23.48)%#	$19,771	1.42%	1.57%	(1.09)%	283.83%
2008	12.97	(0.13)	(1.73)		—	(1.86)	—	(0.93)	(0.93)	10.18	(15.90)%	15,510	1.42%	1.65%	(1.11)%	260.79%
2007	10.55	(0.15)	2.57		—	2.42	—	—	—	12.97	22.94%	557	1.30%	12.38%	(1.12)%	169.81%
2006	10.46	(0.07)	0.16		—	0.09	—	—	—	10.55	0.86%	1	1.30%	787.59%	(0.93)%	282.22%
Institutional Class
2009	$10.24	$(0.07)	$(2.31	)#	$—	$(2.38)	$—	$—	$—	$7.86	(23.24)%#	$35,660	1.22%	1.18%	(0.89)%	283.83%
2008	13.01	(0.11)	(1.73)		—	(1.84)	—	(0.93)	(0.93)	10.24	(15.69)%	34,651	1.17%	1.35%	(0.85)%	260.79%
2007	10.56	(0.10)	2.55		—	2.45	—	—	—	13.01	23.20%	66,666	1.10%	1.21%	(0.86)%	169.81%
2006	10.00	(0.08)	0.64		—	0.56	—	—	—	10.56	5.60%	49,751	1.10%	1.71%	(0.70)%	282.22%
2005	10.00	—	—		—	—	—	—	—	10.00	0.00%	—	‡‡	‡‡	‡‡	‡‡

FINANCIAL HIGHLIGHTS ─ continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*		Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets††	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)††	Ratio of Net Investment Income (Loss) to Average Net Assets††	Portfolio Turnover Rate†
Old Mutual International Equity Fund^
Class A
2009	$11.12	$0.12	$(3.46	)#	$ —	$(3.34)	$(0.11)	$—	$(0.11)	$7.67	(29.95)%#	$617	1.52%	3.43%	1.62%	151.84%
2008	13.51	0.17	(2.45)		—	(2.28)	(0.03)	(0.08)	(0.11)	11.12	(17.04)%	1,875	1.60%	2.76%	1.34%	180.69%
2007	10.95	0.14	2.87		—	3.01	(0.10)	(0.35)	(0.45)	13.51	28.02%	2,170	1.70%	4.33%	1.05%	94.78%
2006	10.00	0.18	0.77		—	0.95	—	—	—	10.95	9.50%	251	1.70%	30.10%	2.94%	48.74%
Class Z
2009	$11.20	$0.14	$(3.49	)#	$ —	$(3.35)	$(0.15)	$—	$(0.15)	$7.70	(29.70)%#	$513	1.27%	3.85%	1.94%	151.84%
2008	13.57	0.22	(2.49)		—	(2.27)	(0.02)	(0.08)	(0.10)	11.20	(16.88)%	1,269	1.34%	3.44%	1.74%	180.69%
2007	10.97	0.19	2.85		—	3.04	(0.09)	(0.35)	(0.44)	13.57	28.23%	1,002	1.45%	13.96%	1.37%	94.78%
2006	10.00	0.10	0.87		—	0.97	—	—	—	10.97	9.70%	1	1.45%	1776.73%	1.59%	48.74%
Institutional Class
2009	$11.27	$0.16	$(3.52	)#	$ —	$(3.36)	$(0.18)	$—	$(0.18)	$7.73	(29.58)%#	$72,759	1.02%	1.55%	2.15%	151.84%
2008	13.61	0.25	(2.49)		—	(2.24)	(0.02)	(0.08)	(0.10)	11.27	(16.61)%	113,297	1.06%	1.32%	1.96%	180.69%
2007	10.98	0.17	2.92		—	3.09	(0.11)	(0.35)	(0.46)	13.61	28.65%	9,834	1.20%	1.75%	1.33%	94.78%
2006	10.00	0.12	0.86		—	0.98	—	—	—	10.98	9.80%	5,490	1.20%	2.96%	1.85%	48.74%

Table of Contents - Prospectus 2

FINANCIAL HIGHLIGHTS ─ concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

*	Per share amounts for the year or period are calculated based on average outstanding shares.
***	Class commenced operations on December 9, 2005.
#	Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†
Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

††	Ratios for periods less than one year have been annualized.
‡‡	This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
ˆ	Fund commenced operations December 30, 2005.
ˆ ˆ ˆ	Fund commenced operations July 29, 2005.

(1)
On December 9, 2005, the Old Mutual Analytic Fund (the “Fund”) acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.

(2)	Commenced operations March 31, 2005.
(3)	The Fund’s Class Z is the successor class of the Predecessor Fund’s Institutional Class; the Fund’s Institutional Class is new.
(4)	The Old Mutual Analytic Fund changed its fiscal year end from December 31 to July 31, 2006 amounts are for the period 1/1/06 to 7/31/06.
(5)
For Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

		A	C	Z	Institutional
	2009	0.36%	0.36%	0.35%	0.36%
	2008	0.39%	0.39%	0.39%	0.42%
	2007	0.28%	0.28%	0.28%	0.27%
	2006	0.34%	0.34%	0.27%	0.39%
	2005	0.41%	0.35%	0.24%	n/a
	2004	n/a	n/a	0.18%	n/a

Amounts designated as “—” are either $0 or have been rounded to $0.

Table of Contents - Prospectus 2

For More Information

For investors who want more information about the Funds, the following documents are available, without charge, upon request:

Statement of Additional Information (SAI)

The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders, which includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the period.

To obtain a copy of the SAI, annual and semi-annual reports, or for other information and shareholder inquiries, contact Old Mutual Funds I:

By Telephone:
888-772-2888

By Mail:
Old Mutual Funds I
P.O. Box 219534
Kansas City, Missouri  64121-9534

Via the Internet:
oldmutualfunds.com

Reports and other information about Old Mutual Funds I (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.942.8090. Reports and other information about Old Mutual Funds I are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Investment Adviser

Old Mutual Capital, Inc.

Distributor

Old Mutual Investment Partners

SEC FILE NUMBER 811-21587

Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-611 11/2009

STATEMENT OF ADDITIONAL INFORMATION

Dated November 19, 2009

TRUST:
Old Mutual Funds I

OLD MUTUAL ASSET ALLOCATION PORTFOLIOS:
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Asset Allocation Growth Portfolio

CLASSES:
Class A
Class C
Class Z
Institutional Class

INVESTMENT ADVISER:
Old Mutual Capital, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus.  It is intended to provide additional information regarding the activities and operations of Old Mutual Funds I and the Institutional Class, Class A, Class C, and Class Z shares of the funds named above (each, an “Asset Allocation Portfolio” and collectively, the “Asset Allocation Portfolios”).  It should be read in conjunction with the current Prospectus for the Asset Allocation Portfolios.  The Prospectus dated November 19, 2009 may be obtained without charge by calling 888-772-2888.

The Asset Allocation Portfolios’ audited financial statements for the fiscal year ended July 31, 2009 are incorporated in this SAI by reference to the Asset Allocation Portfolios’ annual report to shareholders.  You may obtain a copy of the Asset Allocation Portfolios’ latest annual report at no charge by calling the phone number noted above.

THE TRUST AND THE ASSET ALLOCATION PORTFOLIOS

INVESTMENT RESTRICTIONS

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER

PORTFOLIO HOLDINGS DISCLOSURE POLICY

TRUSTEES AND OFFICERS OF THE TRUST

THE ADVISER

THE SUB-ADVISER

THE DISTRIBUTOR

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

OTHER SERVICE PROVIDERS

FUND TRANSACTIONS

DESCRIPTION OF SHARES

VOTING RIGHTS

PURCHASES AND REDEMPTIONS OF SHARES

DETERMINATION OF NET ASSET VALUE

TAXES

EXHIBIT A – CREDIT RATINGS

EXHIBIT B – PROXY VOTING POLICIES

Table of Contents - Statement of Additional Information 1

THE TRUST AND THE ASSET ALLOCATION PORTFOLIOS

Old Mutual Funds I (the “Trust”) was created as a Delaware statutory trust on May 27, 2004 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to November 19, 2007 the Trust was named “Old Mutual Advisor Funds.”  The Asset Allocation Portfolios are series funds of the Trust.

Shareholders may purchase shares of the Asset Allocation Portfolios through four separate share classes: Institutional Class, Class A, Class C, and Class Z.  Each class has the same voting rights and privileges as the other share classes of the Asset Allocation Portfolios, except that (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees; (iv) each class may be subject to different exchange privileges; and (v) each class has exclusive voting rights with respect to matters affecting only that class.  Except for these differences, each share class of the Asset Allocation Portfolios represents an equal proportionate interest in the Asset Allocation Portfolios.  See the section in this SAI entitled “Description of Shares” for more information.  No investment in shares of the Asset Allocation Portfolios should be made without first reading the Asset Allocation Portfolios’ Prospectus.  Capitalized terms not defined in this SAI are defined in the Asset Allocation Portfolios’ Prospectus.

Each Asset Allocation Portfolio seeks to achieve its investment objective by investing in other funds (“underlying funds”) and uses asset allocation strategies to allocate its assets among the underlying funds.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Asset Allocation Portfolio has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of an Asset Allocation Portfolio. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of an Asset Allocation Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of an Asset Allocation Portfolio.

Several of these fundamental investment restrictions include the defined term “1940 Act Laws, Interpretations, and Exemptions.”  This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Asset Allocation Portfolios.

1.           Each Asset Allocation Portfolio is a “diversified company” as defined in the 1940 Act.  This means that an Asset Allocation Portfolio will not purchase the securities of any issuer if, as a result, it would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent the Asset Allocation Portfolios from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 2 for further information.

2.           No Asset Allocation Portfolio may borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 3 for further information.

3.           No Asset Allocation Portfolio may underwrite the securities of other issuers.  This restriction does not prevent an Asset Allocation Portfolio from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities, regardless of whether such Asset Allocation Portfolio may be considered to be an underwriter under the Securities Act of 1933, as amended.

4.           No Asset Allocation Portfolio will make an investment that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit an Asset Allocation Portfolio’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In complying with this restriction, an Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to non-fundamental investment restriction number 5 for further information.

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5.           No Asset Allocation Portfolio may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent an Asset Allocation Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.           No Asset Allocation Portfolio may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent an Asset Allocation Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.           No Asset Allocation Portfolio may make personal loans or loans of its assets to persons who control or are under common control with such Asset Allocation Portfolio, except to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent an Asset Allocation Portfolio from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please refer to non-fundamental investment restriction number 6 for further information.

8.           Each Asset Allocation Portfolio may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as such Asset Allocation Portfolio.

Please refer to non-fundamental investment restriction number 7 for further information.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Asset Allocation Portfolio has also adopted certain non-fundamental investment restrictions.  A non-fundamental investment restriction may be amended by the Board of Trustees of the Trust (the “Board”) without a vote of shareholders.

1.           No Asset Allocation Portfolio may invest more than 15% of its net assets in illiquid securities.  This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.           In complying with the fundamental investment restriction regarding issuer diversification, no Asset Allocation Portfolio, with respect to 75% of its total assets, may purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of such Asset Allocation Portfolio’s total assets would be invested in the securities of that issuer; or (ii) such Asset Allocation Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

3.           In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, each Asset Allocation Portfolio may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  An Asset Allocation Portfolio may borrow from banks, broker-dealers, or current and future funds advised by the Asset Allocation Portfolio’s investment adviser, Old Mutual Capital, Inc. (the “Adviser”) or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) on such terms and conditions as the SEC may require in an exemptive order on which the Asset Allocation Portfolios may rely.  An Asset Allocation Portfolio may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.  An Asset Allocation Portfolio may not purchase additional securities when borrowings exceed 5% of such Asset Allocation Portfolio’s total assets.

4.           In complying with the fundamental investment restriction regarding industry concentration, each Asset Allocation Portfolio may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.  For purposes of this limitation, supranational organizations, such as the World Bank, the European Union, and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric, and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance, and diversified finance).

6.           In complying with the fundamental restriction with regard to making loans, each Asset Allocation Portfolio may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which an Asset Allocation Portfolio may rely.

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7.           Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, no Asset Allocation Portfolio may invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as such Asset Allocation Portfolio.  An Asset Allocation Portfolio may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which such Asset Allocation Portfolio may rely.

An Asset Allocation Portfolio will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, an Asset Allocation Portfolio will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

The Prospectus discusses the principal investment strategies and risks of the Asset Allocation Portfolios and the underlying funds.  This section of the SAI supplements those discussions.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as rights, warrants, and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies, or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Common Stocks.  Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities.  Convertible securities include convertible debt obligations and convertible preferred stock.  A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time.  Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value," which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature.  Investment value changes are based upon prevailing interest rates and other factors.  It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security.  Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.  Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security.  However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value.  If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value.  In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature.  However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The underlying funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. (“Moodys”) or Standard & Poor’s (“S&P”) (Ba or less by Moody's and BB or less by S&P), but none rated lower than B.  The underlying funds also may invest in unrated convertible securities and preferred stocks if it is believed that they are equivalent in quality to the rated securities that an underlying fund may buy. (Exhibit A to this SAI provides a description of such security ratings.)

The underlying funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”).  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, and money market instruments.  The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price or options on a stock index.   The underlying funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.  Convertible structured notes are fixed-income debentures linked to equity.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.  Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security.  Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.  Synthetic convertible securities are considered convertible securities for purposes of an underlying fund’s investment policies.

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A fund’s investments in convertible securities or other securities may generate taxable income, which may be treated differently for income tax and book income purposes.   These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

Initial Public Offerings (“IPOs”). An underlying fund may invest a portion of its assets in securities of companies offering shares in IPOs.  IPOs may have a magnified performance impact on a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as a fund’s asset size increases, which could reduce a fund’s total returns.  IPOs may not be consistently available to a fund for investing, particularly as a fund’s asset base grows.  Because IPO shares frequently are volatile in price, a fund may hold IPO shares for a very short period of time.  This may increase the turnover of a fund’s portfolio and may lead to increased expenses for a fund, such as commissions and transaction costs.  By selling IPO shares, a fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

A fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Over-The-Counter (“OTC”) Market. In contrast to the securities exchanges, the OTC market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which a fund invests may not be as great as that of other securities and, if a fund was to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stocks. Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company.  However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are not always entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Rights and Warrants.  Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.  A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time.  Rights and warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities.  Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them.

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Small and Medium Capitalization Stocks.  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time.  Therefore, an investment in an underlying fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  Investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines, and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Technology Companies.  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues.  Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries.  For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

General Risks of Investing in Stocks.  While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred shareholders, followed by common shareholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Shareholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

•	factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	factors affecting an entire industry, such as increases in production costs; and

•	changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand.  Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Bankers’ Acceptance.  A banker's acceptance is a time draft drawn by a borrower on a commercial bank, usually relating to an international commercial transaction.  It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

Bank Obligations.  The underlying funds will only invest in a security issued by a commercial bank if the bank:

•	has total assets of at least $1 billion, or the equivalent in other currencies; and

•	is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

•
is a foreign branch of a U.S. bank and the underlying fund’s investment adviser or sub-adviser(s) (hereafter, collectively, the “underlying fund’s investment adviser”)  believes the security is of an investment quality comparable with other debt securities that the fund may purchase.

Certificate of Deposit.  A certificate of deposit is a short-term obligation of a bank. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  However, certificates of deposit generally carry penalties for early withdrawal and may, under certain circumstances, be considered illiquid.

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Commercial Paper and Other Cash Equivalents.  Commercial paper is the term for short-term promissory notes issued by corporations to meet current working capital needs.  Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution.  The letter of credit enhances the paper's creditworthiness.  The issuer is directly responsible for payment but the bank “guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer.  The creditworthiness of the institution issuing the letter of credit will be considered, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit.  Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Corporate Bonds.  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases, and expansion.  In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Demand Instruments.  Certain instruments may involve a conditional or unconditional demand feature, which permits the holder to demand payment of the principal amount of the instrument.  Demand instruments may include variable amount master demand notes.

Municipal Lease Obligations.  An underlying fund may invest in municipal lease obligations.  Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Pay-In-Kind Securities.  An underlying fund may invest in securities which pay interest either in cash or additional securities.  These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Senior Loans. Senior loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders.  Senior loans in which an underlying fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.  These base lending rates are generally Prime Rate, LIBOR, the CD rate, or other base lending rates used by commercial lenders. The senior loans in a fund’s investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less.  Because of prepayment provisions, the actual remaining maturity of senior loans may vary substantially from the stated maturity of such loans.

Step Coupon Bonds (“Steps”).  An underlying fund may invest in debt securities, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods.  In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes.  An underlying fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes.  The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans.  Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.  Structured notes are treated as senior loans.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.  With respect to an underlying fund, its investment adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits.  A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

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U.S. Government Securities - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities).  Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities. This SAI discusses mortgage-backed treasury and agency securities in detail in the section entitled “Mortgage-Backed Securities” below.

The full faith and credit of the U.S. government supports treasury securities.  Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities.  Agency securities are typically supported in one of three ways:

•	by the right of the issuer to borrow from the U.S. Treasury;

•	by the discretionary authority of the U.S. government to buy the obligations of the agency; or

•	by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities.  However, since U.S. government securities are of the highest quality, the credit risk is minimal.  The U.S. government does not guarantee the net asset value of the assets of a fund.

Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities.  Investment in these securities involve certain risks which are not typically associated with investing in domestic securities.

Zero Coupon Bonds - These securities make no periodic payments of interest, but instead are sold at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The amount of the discount rate varies depending on factors, including the time remaining until maturity, prevailing interest rates, the security’s liquidity, and the issuer’s credit quality.  The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.  An underlying fund’s investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Factors Affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned.  The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values, and early repayment of principal on some mortgage-related securities that may expose a fund to a lower rate of return upon reinvestment of principal.  In periods of instability of the credit markets, the price of certain mortgage-related or asset-backed securities may be volatile.  The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

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Prepayment Risk.  This risk affects mainly mortgage-backed and asset-backed securities.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall.  Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected.  A fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield.  The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a fund.  If left unattended, drifts in the average maturity of a fund can have the unintended effect of increasing or reducing the effective duration of a fund, which may adversely affect the expected performance of a fund.

Call Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities.  This is known as a call risk.  Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising.  Rising interest rates can cause a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage or other loan prepayments.  This would increase the sensitivity of a fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed or asset-backed securities may be less effective than other types of debt securities as a means of “locking in” interest rates.

Credit Rating.  Coupon interest is offered to holders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.”  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate holders for taking on increased risk, issuers with lower credit ratings usually offer a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in holder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond.  If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  If a security is not rated or is rated under a different system, the underlying fund’s investment adviser may determine that it is of investment-grade.  The investment adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies.  A corporation may issue a junk bond because of a corporate restructuring or other similar event.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.  Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.  Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The underlying funds currently use ratings compiled by Moody’s, S&P, and Fitch.  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.  See Exhibit A – Credit Ratings in the SAI for further information.

An underlying fund’s investment adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time an underlying fund buys the security.  A rating agency may change its credit ratings at any time.  The investment adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The underlying funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The underlying funds may invest in securities of any rating.

Credit Rating Agency Risk.  Credit ratings are determined by credit rating agencies such as Fitch Ratings, Ltd., Moody’s Investor Services, Inc. and Standard & Poor’s Rating Services.  Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by a fund and, as a result, may adversely affect those securities’ perceived or actual credit risk. Due to the significant increase in the number and complexity of residential mortgage-backed securities (“RMBO”) and collateralized debt obligations (“CDO”), the risks associated with credit rating agencies’ ability to accurately rate RMBOs and CDOs may be greater than the risks associated with their ability to accurately rate other securities’ credit risk.

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DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark.  Derivatives may be used to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, or to remain fully invested.  Derivatives may also be used as protection from broad fluctuations in market prices, interest rates, or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, a fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Caps, Collars, and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Equity Linked Notes.  An underlying fund may purchase equity-linked notes (“ELNs”).  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide a fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, a fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future.  Futures contracts are traded on exchanges that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market.

The Asset Allocation Portfolios and the underlying funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Asset Allocation Portfolios and the underlying funds are subject to special calls for information by the CFTC.

No purchase price is paid or received when a futures contract is entered into.  Instead, a fund upon entering into a futures contract (and to maintain a fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.  In addition, in portfolios investing in fixed income securities, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a fund.  These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  A fund expects to earn interest income on its initial and variation margin deposits.

A fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by a fund will usually be liquidated in this manner, a fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to a fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

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In instances involving the purchase of futures contracts by a fund, an amount of cash or other liquid assets, equal to the future commitments of the fund created by such futures contracts (less any related margin deposits), will be segregated at its custodian, thereby insuring that the use of such futures contract is unleveraged.  In instances involving the sale of futures or index futures contracts, the fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or the liquid securities equal to the future commitments of the fund created by the sale of such futures contracts.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect a fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

For information concerning the risks associated with utilizing futures contracts, please see “Risks of Transactions in Futures Contracts Options” below.

Inverse Floaters.  Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates.  The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security.  These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Options.  Options are contracts that give the purchasing party the right to buy or sell the security that is subject to the option at a stated price during the option period and obligates the selling party to buy or sell such security at the stated price during the option period.  The types of options transactions that an underlying fund may utilize are discussed below.

Writing Call Options.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.

A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or a security convertible into such a security without additional consideration) throughout the option period. A fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.

In return for the premium income, a fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, a fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a fund owns securities not subject to a call option, a fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

•
A fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.” A fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the fund.  When an underlying security is sold from a fund’s securities portfolio, the fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

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Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  When a fund writes a put option, it will be required to “cover” it, for example, by segregating with its custodian cash, or other liquid securities having a value equal to or greater than the exercise price of the option. A fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such fund, offset by the option premium, is less than the current price).  The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which a fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. A fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, a fund pays the current market price for the option (known as the “option premium”).  A fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, a fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	allowing it to expire and losing its entire premium;

•	exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	closing it out in the secondary market at its current price.

Securities Index Options.  An underlying fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of  unfavorable price movements adversely affecting the value of a fund’s securities or securities it intends to purchase, or to gain exposure to specific securities markets represented by a particular index.  An underlying fund will only write “covered” options.  A call option on a securities index is considered covered, for example, if, so long as a fund is obligated as the writer of the call, it holds securities equal in value to the future commitment of the fund created by the sale of such options contracts.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”  A securities index fluctuates with changes in the market value of the securities so included.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts.  In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

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An underlying fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  A fund may buy a put option on a futures contract for the same reasons it would sell a futures contract.  It also may purchase such put options in order to hedge a long position in the underlying futures contract.  A fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, a fund would retain the option premium, which would offset, in part, any decline in the value of its securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a fund.

An underlying fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with a fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, a fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
•
are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

•	do not require an initial margin deposit; and
•	may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  A fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

An underlying fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a fund’s investment is denominated.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

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An underlying fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.  Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, a fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver.  Conversely, a fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Over-the-Counter Options.  An underlying fund may enter into contracts to write over-the-counter options with primary dealers.  The underlying funds have established standards of creditworthiness for these primary dealers, although the funds may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

A fund must treat its entire exposure under a contract as illiquid unless the contract provides that a fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price).  The formula will similarly take into account whether the option is “out-of-the-money.”  If a contract gives a fund an absolute right to repurchase the written option at a pre-established formula price, a fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes, or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund.  If a swap agreement calls for payments by a fund, a fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in a loss.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties, insolvency, or by mutual agreement, among others, and can be transferred by a party only with the prior written consent of the other party.  A fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, a fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a fund’s gains or losses.  In order to reduce the risk associated with leveraging, a fund may cover its current obligations under swap agreements according to guidelines established by the SEC.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index, or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a fund will be committed to pay.

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Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a fund may have to pay more money than it receives.  Similarly, if a fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A fund may enter into a currency swap when it has one currency and desires a different currency.  Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps.  A credit default swap is an agreement between a fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds.

Acting as a protection seller allows the fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own. As the protection buyer in a credit default swap, a fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the fund.  As the protection buyer, the fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the fund in the event of a default or similar event.  In addition, when the fund is a protection buyer, the fund's investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation.  In return for its obligation, the fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the fund would keep the stream of payments and would have no payment obligations.

As the protection seller in a credit default swap, the fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a fund to greater risks.

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Correlation of Prices. A fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities a fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The underlying fund’s investment adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if a fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, a fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits, or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a fund may close out a futures contract only on the exchange the contract was initially traded.  Although a fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, a fund may not be able to close out its position.  In an illiquid market, a fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and

•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm, or clearing house or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. If the underlying fund’s investment adviser incorrectly predicts stock market and interest rate trends, a fund may lose money by investing in derivatives.  For example, if a fund were to write a call option based on the investment adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, a fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a fund were to write a put option based on the investment adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, a fund could be required to purchase the security upon exercise at a price higher than the current market price.

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Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These risks and considerations include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability (any of which could affect U.S. investment in foreign countries) and potential restrictions on the flow of international capital and currencies.  Foreign issuers may also be subject to less government regulation than U.S. companies.  Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a fund’s shareholders.  Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.  Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities.  GDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  ADRs, EDRs, GDRs, and CDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.  ADRs, EDRs, and GDRs are considered foreign securities for purposes of a fund.

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Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.  There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign Currency Transactions.  An underlying fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.  Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

An underlying fund may use currency forward contracts (often three month contracts) to manage currency risks and to facilitate transactions in foreign securities.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund.

In connection with purchases and sales of securities denominated in foreign currencies, an underlying fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The underlying fund’s investment adviser may enter into settlement hedges in the normal course of managing a fund’s foreign investments.  A fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the underlying fund’s investment adviser.

An underlying fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling – for example, by entering into a forward contract to sell euros in return for U.S. dollars.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Successful use of forward currency contracts will depend on the skill of the underlying fund’s investment adviser in analyzing and predicting currency values.  Forward contracts may substantially change a fund’s investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the underlying fund’s investment adviser anticipates.  For example, if a currency’s value rose at a time when the investment adviser had hedged a fund by selling that currency in exchange for dollars, a fund would be unable to participate in the currency’s appreciation.  If the investment adviser hedges a fund’s currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the investment adviser increases a fund’s exposure to a foreign currency and that currency’s value declines, a fund will realize a loss.  There is no assurance that the use of forward currency contracts by an underlying fund’s investment adviser will be advantageous to a fund or that it will hedge at an appropriate time.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act.  Shareholders of a fund that invest in such investment funds will bear not only their proportionate share of the expenses of a fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.

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Risks of Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments.  Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•
the economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits, and national debt;

•
foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies, which could significantly influence the market prices of securities and payment of dividends;

•
the economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•
the internal policies of a particular foreign country may be less stable than in the U.S. other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•
a foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation, and other restrictions on U.S. investment.  A country may restrict or control foreign investments in its securities markets.  These restrictions could limit a fund’s ability to invest in a particular country or make it very expensive for a fund to invest in that country.  Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest.  Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States.  For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies.  Foreign companies are typically not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.  The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk. In most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities.  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;

•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement, and custodial practices less developed than those in U.S. markets; and

•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

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Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•
restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While an underlying fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are:

•	it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•
government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•
there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•
available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•
the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for a fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a fund receives from its investments.  Such foreign withholding taxes are not expected to have a significant impact on a fund’s performance.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may:

•	have relatively unstable governments;

•	present greater risks of nationalization of businesses, restrictions on foreign ownership, and prohibitions on the repatriation of assets;

•	offer less protection of property rights than more developed countries; and

•
have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

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INVESTMENT COMPANY SHARES

The Funds and the underlying funds may invest in shares of other investment companies (including Standard & Poor’s Depository Receipts - “SPDRs” and other exchange traded funds such as iShares).  Since such other investment companies pay management fees and other expenses, shareholders of the acquiring fund would indirectly pay both its fund expenses and the expenses of the funds it has acquired with respect to its assets invested therein.

Applicable regulations prohibit a fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition: (i) a fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of a fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of a fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the underlying fund’s board of trustees, the underlying fund’s investment adviser determines the liquidity of a fund’s investments and, through reports from the investment adviser, the board monitors investments in illiquid instruments.  In determining the liquidity of an underlying fund’s investments, the underlying fund’s investment adviser may consider various factors including:  (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a fund’s rights and obligations relating to the investment).  Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage backed securities.  Also, the underlying fund’s investment adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments and swap agreements to be illiquid.  However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a fund may have to close out the option before expiration.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the board of trustees of the underlying fund.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering.  Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of a fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  Also, restricted securities may be difficult to value because market quotations may not be readily available.  Restricted securities do not include Rule 144A securities that are determined by the underlying fund’s investment adviser to be liquid.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., an underlying fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by an underlying fund for purposes of its investment limitations.  The repurchase agreements entered into by an underlying fund will provide that the underlying security at all times will have a value at least equal to 102% of the resale price stated in the agreement.  With respect to all repurchase agreements entered into by a fund, a fund’s custodian or its agents must take possession of the underlying collateral.  However, if the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

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MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, consumer loans or mortgages or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.  Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk.

Asset-Backed Securities.  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables.  Like mortgage-backed securities, these securities are pass-through.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards.  Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities.  Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”).  In addition, asset-backed securities may obtain insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”).  Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

An underlying fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.  Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.  While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date.  Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly.  Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans.  In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans.  Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA, and FHLMC because they are not guaranteed by a government agency.

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Federal Home Loan Mortgage Corporation (“FHLMC”) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Federal National Mortgage Association (“FNMA”) - FNMA is a government-sponsored corporation owned entirely by private stockholders.  FNMA is regulated by the Secretary of Housing and Urban development.  FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Government National Mortgage Association (“GNMA”) - GNMA is the principal governmental guarantor of mortgage-related securities.  GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government.  GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.  GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a fund’s shares.  To buy GNMA securities, a fund may have to pay a premium over the maturity value of the underlying mortgages, which a fund may lose if prepayment occurs.

Mortgage Dollar Rolls.  An underlying fund may invest in mortgage dollar rolls.  In a mortgage dollar roll, a fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date.  A fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount.  As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a fund of obtaining a beneficial investment.  In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.  Furthermore, the transaction costs may exceed the return earned by a fund from the transaction.

Receipts.  Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.  The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts.  The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.  Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class).  The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.  The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Taxable Mortgage Pools (Excess Inclusion Income).  An underlying fund may invest in U.S.–qualified REITs which may hold residual interests in certain mortgage pooling vehicles formed as REMICs and/or may enter into transactions that result in a portion of the REIT’s assets qualifying as a “taxable mortgage pool” for U.S. Federal income tax purposes.  Also, an underlying fund may make direct investments in REMIC residual interests.  The portion of an underlying fund’s income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as “excess inclusion income”) generally is required to be allocated by the underlying fund to shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

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Under these rules, an underlying fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax under Section 511 of the Code on unrelated business taxable income (“UBTI”). To the extent that underlying fund shares owned by “disqualified organizations” are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the fund’s excess inclusion income allocable to fund shares held by the broker/dealer or other nominee on behalf of the “disqualified organizations.”  To the extent that disqualified organizations are the record owners of shares of an underlying fund, this tax will be imposed at the underlying fund level, and all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the underlying fund’s receipt of excess inclusion income.  However, to the extent permissible under the 1940 Act, a regulated investment company such as an underlying fund is permitted under Treasury Regulations to specially allocate this tax expense to the shares held by disqualified organizations to which it is attributable, without a concern that such an allocation will cause dividends paid by the regulated investment company to be preferential dividends.

In addition, with respect to underlying fund shareholders who are not nominees, the underlying fund must report excess inclusion income to shareholders in two cases:

•
If the excess inclusion income received by an underlying fund from all sources exceeds 1% of the fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

•
If an underlying fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the fund's taxable year exceeded 3% of the REIT's total dividends, the fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Under these rules, the taxable income of any shareholder in an underlying fund can in no event be less than the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a “disqualified organization,” then this income is fully taxable as UBTI under the Code.  Charitable remainder trusts are not subject to tax under Section 511 of the Code on UBTI by receiving excess inclusion income from a fund.  If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder’s allocable share of a fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to its owners that are disqualified organizations.  Accordingly, investors should be aware that a portion of an underlying fund’s income may be considered excess inclusion income.

Compliance with these requirements will require an underlying fund to obtain significant cooperation from the REITs in which it invests, which cooperation cannot be assured.

Variable and Floating Rate Instruments.  Certain of the obligations purchased by an underlying fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Risks of Mortgage-Backed Securities.  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways.  For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable.  In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected.  If the prepayment rates increase, a fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date.  For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a fund before settlement.  These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a fund’s assets.  An underlying fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes.

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SECURITIES LENDING

An underlying fund may lend a portion of its total assets to broker-dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market funds.  If a fund lends its securities, it will follow the following guidelines:

•	the borrower must provide collateral at least equal to the market value of the securities loaned;

•	the collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government;

•	the borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•	a fund must be able to terminate the loan at any time;

•	a fund must receive reasonable interest on the loan (which may include a fund investing any cash collateral in interest bearing short-term investments); and

•	a fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements.  When a fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations.  If this happens, a fund could:

•	lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•	experience delays in recovering its securities.

SHORT SALES

Description of Short Sales.  A security is sold short when a fund sells a security it does not own.  To sell a security short, a fund must borrow the security from someone else to deliver it to the buyer.  A fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, a fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  Because a fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A fund typically sells securities short to:

•	take advantage of an anticipated decline in prices; or

•	protect a profit in a security it already owns.

A fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a fund replaces the borrowed security.  Likewise, a fund can profit if the price of the security declines between those dates.

To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold.  A fund will incur transaction costs in effecting short sales.  A fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box.  In addition, an underlying fund may engage in short sales “against the box.”  In a short sale against the box, a fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.  A fund will incur transaction costs to open, maintain, and close short sales against the box.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

To the extent that an underlying fund invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns.  A fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

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In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from registration under the 1940 Act.  Changes in interest rates may also affect the value of debt securities held by a fund.  By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs.

INTER-FUND LOANS

An Asset Allocation Portfolio may lend uninvested cash up to 15% of its net assets to current and future funds advised by the Adviser or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) and an Asset Allocation Portfolio may borrow from other Affiliated Funds to the extent permitted under an Asset Allocation Portfolio’s investment restrictions.  If an Asset Allocation Portfolio has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of an Asset Allocation Portfolio’s total assets, an Asset Allocation Portfolio will secure all of its loans from other Affiliated Funds.  The ability of an Asset Allocation Portfolio to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued to affiliates of the Trust and the Adviser.

SENIOR SECURITIES

The term “senior security”, as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” will not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor will such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.  A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it will be presumed not to be for temporary purposes.  Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, the Asset Allocation Portfolios and the underlying funds expect to be invested in their primary investments.  However, for temporary defensive purposes, when market, economic, political or other conditions warrant, an Asset Allocation Portfolio or an underlying fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and an Asset Allocation Portfolio’s investment restrictions, shares of other investment companies investing solely in money market securities).  To the extent an Asset Allocation Portfolio or an underlying fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize an Asset Allocation Portfolio to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with an Asset Allocation Portfolio’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to an Asset Allocation Portfolio.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth.  A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses.  High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by an Asset Allocation Portfolio or an underlying fund .  Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.  In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.  To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rates for the following Asset Allocation Portfolios decreased from the period ended July 31, 2008 to the period ended July 31, 2009 primarily due to the decrease in purchases into the Portfolios.  The portfolio turnover rates for the Portfolios are as follows:

	July 31, 2008	July 31, 2009
Balanced	51.96%	29.74%
Moderate Growth	43.04%	31.90%
Growth	45.80%	27.09%

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PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings information related to an Asset Allocation Portfolio, including the top holdings, will be made available to the general public, at oldmutualfunds.com, fifteen calendar days after the end of each calendar quarter.  An Asset Allocation Portfolio’s portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q.  These reports are available, free of charge, on the SEC’s website, at www.sec.gov.  Service providers that have contracted to provide services to the Trust (including the custodian, administrator, sub-administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust, the Trust’s auditors, and certain others) and which require portfolio holdings information in order to perform those services may receive fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust.  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser or the Trust, provided that the service is related to the investment advisory services that the Adviser provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either the Adviser’s chief compliance officer, general counsel, or chief investment officer;

•	the request must relate to an appropriate business purpose; and

•
the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between the Adviser and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy.  In addition, the Adviser regularly presents to the Board a list of recipients, if any, of non-standard disclosure of portfolio holdings information.  In no event shall the Trust, Adviser, Sub-Adviser, or any other entity receive any compensation in connection with the disclosure of an Asset Allocation Portfolio’s portfolio holdings.

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Listed below are the entities that currently receive non-standard disclosure of fund holdings information.  Neither the Trust, the Adviser, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
Bank of New York Mellon	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

RiskMetrics Group / ISS	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

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TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware.  The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust.  The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not reelected.  The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.  Each may have held other positions with the named companies during that period.  The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Independent Trustees
Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
L. Kent Moore (Age: 54)	Chairman of the Board and Trustee	Since 2004	Chairman, Foothills Energy Ventures, LLC since 2006. Partner, WillSource Enterprise, LLC (oil and gas exploration and production), since 2005. Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 – 2005.	21	TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/ Claymore Long Short Fund, and Old Mutual Funds III.
John R. Bartholdson (Age: 65)	Trustee	Since 2004	Retired. Chief Financial Officer, The Triumph Group, Inc. (manufacturing), 1992 –2007.	34	Old Mutual Funds II, Old Mutual Funds III, ING Clarion Real Estate Income Fund, and ING Clarion Global Real Estate Income Fund.
Robert M. Hamje (Age: 67)	Trustee	Since 2004	Retired. President and Chief Investment Officer, TRW Investment Management Company (investment management), 1984 – 2003.	21	TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/ Claymore Long-Short Fund, and Old Mutual Funds III.
Jarrett B. Kling (Age: 66)	Trustee	Since 2004	Managing Director, ING Clarion Real Estate Securities (investment adviser).	21	Hirtle Callaghan Trust, ING Clarion Real Estate Income Fund, ING Clarion Global Real Estate Income Fund, ING Clarion, and Old Mutual Funds III.

*  Trustee of the Trust until such time as his or her successor is duly elected and appointed.

Interested Trustee and Advisory Trustee
Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julian F. Sluyters ** (Age: 49)	Interested Trustee, President, and Principal Executive Officer	Since 2006	Chief Executive Officer (2008 – present), President (2006 – present), and Chief Operating Officer (2006 –2008), Old Mutual Capital, Inc. President and Chief Executive Officer, Scudder family of funds, 2004 – 2005.	21	Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, and Old Mutual Funds III.
Walter W. Driver, Jr.*** (Age: 64)	Advisory Trustee	Since 2006	Chairman – Southeast, Goldman Sachs & Co., since 2006. Chairman, King & Spalding LLP (law firm), 1970 – 2006.	21	Total Systems Services, Inc., Equifax, Inc., and Old Mutual Funds III (Advisory Trustee).

*         Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**	Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

***
Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

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Officers
Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
James F. Lummanick (Age: 62)	Vice President and Chief Compliance Officer	Since 2005
Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, and Old Mutual Fund Services, Inc., since 2005.  Chief Compliance Officer, Old Mutual Funds II (since 2005) and Old Mutual Funds III (since 2008). Senior Vice President and Director of Compliance, Calamos Advisors LLC, 2004 – 2005.  Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. 1996 – 2004.

Andra C. Ozols (Age: 48)	Vice President and Secretary	Since 2005
Chief Administrative Officer (since 2008) and Senior Vice President, Secretary, and General Counsel (since 2005), Old Mutual Capital, Inc.  Executive Vice President (2004 – 2005), General Counsel and Secretary (2002 – 2005), and Vice President (2002 – 2004), ICON Advisors, Inc. and ICON Distributors, Inc. Executive Vice President and Secretary, ICON Insurance Agency, Inc. (2004 – 2005).

Karen S. Proc (Age: 39)	Assistant Secretary	Since 2005	Vice President (since 2006) and Associate General Counsel (since 2005), Old Mutual Capital, Inc. Associate General Counsel, Founders Asset Management LLC, 2002 – 2005.
Kathryn L. Santoro (Age: 35)	Assistant Secretary	Since 2008	Vice President and Associate General Counsel (since 2009) and Associate Counsel (2005 – 2008), Old Mutual Capital, Inc. Associate Attorney, Hall & Evans, LLC, 2004 – 2005.
Robert T. Kelly (Age: 40)	Treasurer and Principal Financial Officer	Since 2006	Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services, since 2006. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000 – 2006.
Kathryn A. Burns (Age: 32)	Assistant Treasurer	Since 2006
Assistant Vice President, Old Mutual Fund Services, since 2009.  Regulatory Reporting Manager, Old Mutual Capital, Inc., since 2006.  Manager (2004 – 2006) and Senior Associate (2001 – 2004), PricewaterhouseCoopers LLP.

Robert D. Lujan (Age: 42)	Assistant Treasurer	Since 2006	Fund Services Manager, Old Mutual Capital, Inc., since 2006. Fund Accounting Supervisor, Janus Capital Group, 2003 – 2006.

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

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COMMITTEES

The Trustees are responsible for major decisions relating to an Asset Allocation Portfolio’s investment goals, policies, strategies, and techniques.  The Trustees also oversee the operation of the Trust by its officers and various service providers as they affect an Asset Allocation Portfolio, but they do not actively participate in the day-to-day operation of or decision making process related to an Asset Allocation Portfolio.  The Board has four standing committees: a Governance, Nominating and Compliance Committee; an Audit Committee; an Investment Committee; and a Service Provider Review Committee.

Governance, Nominating and Compliance Committee.  Currently, the members of the Governance, Nominating and Compliance Committee are Jarrett B. Kling and L. Kent Moore.  The Committee, among other things, assists the Board of Trustees in its oversight of compliance related matters.  The Committee also selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. During the fiscal year ended July 31, 2009, the Committee held 4 meetings.  The Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) that shareholders of one or more of the Asset Allocation Portfolios at the time they submit recommendations and are entitled to vote at the meeting of shareholders at which Trustees will be elected and have been shareholders for at least one year ; and (ii) that the Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Committee shall evaluate nominees recommended by shareholders to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds I, 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, Attention: Secretary of the Old Mutual Funds I. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares and length of time owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Audit Committee. Currently, the members of the Audit Committee are John R. Bartholdson and Robert M. Hamje.  The Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results.  As part of this process, the Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability. During the fiscal year ended July 31, 2009, the Committee held 4 meetings.

Investment Committee.  Currently, the members of the Investment Committee are John R. Bartholdson and Robert M. Hamje.  Walter W. Driver is an advisory member of the Committee.  The Committee, among other things, assists the Board of Trustees in its oversight of the investment process of the Trust.  During the fiscal year ended July 31, 2009, the Committee held 4 meetings.

Service Provider Review Committee.  Currently, the members of the Service Provider Review Committee are Jarrett B. Kling, L. Kent Moore, and Julian F. Sluyters.  The Committee, among other things, assists the Board of Trustees in its oversight of the Trust’s service providers.  During the fiscal year ended July 31, 2009, the Committee held 4 meetings.

FUND OWNERSHIP BY TRUSTEES

The Board has adopted a policy goal pursuant to which each Trustee plans to invest the equivalent of one year’s retainer fees in one or more of the Asset Allocation Portfolios within three years from being appointed a Trustee.  The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

The tables below provide the dollar range of shares owned by each Trustee in each Asset Allocation Portfolio, in all Asset Allocation Portfolios in the aggregate, and in all registered investment companies in the Old Mutual Complex in the aggregate, as of December 31, 2008.  The Old Mutual Complex includes the Trust, Old Mutual Funds II, and Old Mutual Funds III.

Independent Trustees

	John R. Bartholdson	Robert M. Hamje	Jarrett B. Kling	L. Kent Moore
Conservative	None	None	None	None
Balanced	None	None	None	None
Moderate Growth	None	$10,001-$50,000	None	None
Growth	$10,001-$50,000	None	None	$50,001-$100,000

Aggregate Ownership in Trust	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000
Aggregate Ownership in Old Mutual Complex	$50,001-$100,000	Over $100,000	Over $100,000	$50,001-$100,000

Interested Trustee and Advisory Trustee

	Julian F. Sluyters	Walter W. Driver, Jr.
Conservative	None	None
Balanced	None	None
Moderate Growth	None	None
Growth	None	None

Aggregate Ownership in Trust	$10,001-$50,000	None
Aggregate Ownership in Old Mutual Complex	$10,001-$50,000	$10,001-$50,000

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TRUSTEE COMPENSATION

The following table sets forth, for the fiscal year ended July 31, 2009, the compensation paid by the Trust to its Trustees for services rendered in their capacities as trustees of the Trust and the total compensation paid by the Trust complex to the Trustees.

	Aggregate Compensation From Trust 1	Total Compensation from Old Mutual Complex Paid to Trustees
John R. Bartholdson, Trustee	$37,000	$132,000
Robert M. Hamje, Trustee	$36,000	$118,000
Jarrett B. Kling, Trustee	$37,000	$94,000
L. Kent Moore, Trustee	$62,000	$124,000
Julian F. Sluyters, Trustee 2	$0	$0
Walter W. Driver, Jr., Advisory Trustee 3	$37,000	$94,000

1	Other series funds of the Trust include Old Mutual Analytic Fund, Old Mutual China Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund.

2	Since Mr. Sluyters is an officer of the Adviser, he receives no compensation from the Trust.

3
Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.  For his services, Mr. Driver is compensated at the same rate as compensation for Independent Trustees of the Trust.

Each Independent Trustee and Advisory Trustee receives the following:  $30,000 annual retainer; up to $1,000 for attendance at each special telephonic meeting of the Board, at the discretion of the Chairman of the Board; up to $3,000 for attendance at each special in-person meeting of the Board, at the discretion of the Chairman of the Board; plus related travel and out-of-pocket expenses.  In addition, the Chairman of the Board will receive $25,000 annually.

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5% SHAREHOLDERS

As of October 21, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of a class of an Asset Allocation Portfolio:

Fund	Percentage Ownership

Old Mutual Asset Allocation Conservative Portfolio – Class A

MERRILL LYNCH	19.91%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Conservative Portfolio – Class C

MERRILL LYNCH	38.65%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Conservative Portfolio – Class Z

CHARLES SCHWAB & CO INC	26.79%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	18.73%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

OLD MUTUAL CAPITAL	16.21%
FBO OLD MUTUAL U.S. HOLDINGS INC
4643 S ULSTER ST
DENVER CO 80237-2853

LAKE FOREST DENTAL ASSOC PSP	11.11%
133 E LAUREL AVE
LAKE FOREST IL 60045-1205

Old Mutual Asset Allocation Conservative Portfolio – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	98.32%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Asset Allocation Balanced Portfolio – Class A

MERRILL LYNCH	18.02%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	13.02%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Balanced Portfolio – Class C

MERRILL LYNCH	38.26%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Balanced Portfolio – Class Z

OLD MUTUAL CAPITAL	57.08%
FBO OLD MUTUAL U.S. HOLDINGS INC
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Asset Allocation Balanced Portfolio – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	98.80%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Asset Allocation Moderate Growth Portfolio – Class A

MERRILL LYNCH	14.83%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	13.54%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Moderate Growth Portfolio – Class C

MERRILL LYNCH	40.01%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Moderate Growth Portfolio – Class Z

OLD MUTUAL CAPITAL	76.85%
FBO OLD MUTUAL U.S. HOLDINGS INC
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Asset Allocation Moderate Growth Portfolio – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	99.92%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Asset Allocation Growth Portfolio – Class A

MERRILL LYNCH	17.11%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Growth Portfolio – Class C

MERRILL LYNCH	28.56%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Growth Portfolio – Class Z

OLD MUTUAL CAPITAL	52.99%
FBO OLD MUTUAL U.S. HOLDINGS INC
4643 S ULSTER ST
DENVER CO 80237-2853

NATIONAL FINANCIAL SERVICES CORP	15.28%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Asset Allocation Growth Portfolio – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	95.78%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

As of October 21, 2009, the Trustees and officers of the Trust as a group owned 3.2% of Class Z shares of Old Mutual Asset Allocation Moderate Growth Portfolio, and less than 1% of the outstanding shares of each of the other classes of this Portfolio and of each class of each of the other Asset Allocation Portfolios.

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THE ADVISER

Advisory Agreement

The Trust and the Adviser have entered into an investment advisory agreement with respect to the Asset Allocation Portfolios (the “Advisory Agreement”).  The Advisory Agreement provides certain limitations on the Adviser’s liability, but also provides that the Adviser will not be protected against any liability to the Trust or the Asset Allocation Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser is a wholly-owned subsidiary of OMUSH, which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-listed international financial services firm (“Old Mutual”).  Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance.  Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.  The principal address of the Adviser is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust’s administrator (the “Administrator”), is a wholly owned subsidiary of the Adviser (see the section entitled “The Administrator and Sub-Administrator” in this SAI for more details on Old Mutual Fund Services).  Old Mutual Investment Partners, the Trust’s distributor (the “Distributor”), is also a wholly owned subsidiary of the Adviser (see the section entitled “The Distributor” in this SAI for more details on Old Mutual Investment Partners).

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust’s investment objectives, policies, and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board.  The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers, and employees who serve as officers and executive employees of the Trust.  The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust.  From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the Trust’s outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose.  The Advisory Agreements may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by a vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days’ written notice to the Trust.  An Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Asset Allocation Portfolio’s average daily net assets as set forth in the table below.

Fund	Fee	Asset Level

Conservative	0.200% 0.175% 0.150% 0.125%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

Balanced	0.200% 0.175% 0.150% 0.125%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

Moderate Growth	0.250% 0.225% 0.200% 0.175%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

Growth	0.250% 0.225% 0.200% 0.175%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

The investment advisory fee is calculated based on an Asset Allocation Portfolio's net assets as a whole, and are then allocated among an Asset Allocation Portfolio's respective classes based on their relative net assets.

In addition, in the interest of limiting the expenses of the Asset Allocation Portfolios, the Adviser has signed expense limitation agreements with the Trust on behalf of the Asset Allocation Portfolios pursuant to which the Adviser has agreed to reduce the fees payable to it under the Advisory Agreement and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of an Asset Allocation Portfolio’s average daily net assets) (“Expense Limit”) as set forth in the table below.

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	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Conservative	0.36%	0.61%	1.36%	0.36%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019

Balanced	0.39%	0.64%	1.39%	0.39%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019

Moderate Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019

Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2010
	1.75%	2.00%	2.75%	1.75%	December 31, 2019

For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 the management fee for an Asset Allocation Portfolio, the amount waived by the Adviser, and the actual net fee paid by an Asset Allocation Portfolio were as follows:

	Fiscal year ended July 31, 2007			Fiscal year ended July 31, 2008			Fiscal year ended July 31, 2009
	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid

Conservative	$334,360	$154,527	$179,833	$192,502	$182,512	$9,990	$91,398	$111,284	($19,886)
Balanced	$1,285,474	$200,220	$1,085,254	$735,525	$366,103	$369,422	$238,786	$150,881	$87,905
Moderate Growth	$1,762,753	$268,330	$1,494,423	$1,078,343	$664,949	$413,394	$343,306	$529,201	($185,895)
Growth	$1,304,866	$261,446	$1,043,420	$833,495	$596,227	$237,268	$230,710	$378,734	($148,024)

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THE SUB-ADVISER

Sub-Advisory Agreement

The Trust, on behalf of the Asset Allocation Portfolios, and the Adviser have entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with Ibbotson Associates Advisors, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Ibbotson Associates, Inc., which is a wholly-owned subsidiary of Morningstar, Inc.  The Sub-Advisory Agreement provides certain limitations on the Sub-Adviser’s liability, but also provides that the Sub-Adviser will not be protected against any liability to an Asset Allocation Portfolio or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.  The Sub-Advisory Agreement obligates the Sub-Adviser to: (i) recommend a continuous investment allocation program for each Asset Allocation Portfolio in accordance with the Asset Allocation Portfolio’s investment objective, policies and limitations; (ii) provide supervision of each Asset Allocation Portfolio’s investments; and (iii) recommend the allocation of the assets of each Asset Allocation Portfolio by specific investment style mandate.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of an Asset Allocation Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose.  The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the an Asset Allocation Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Asset Allocation Portfolios, which is computed and paid monthly at an annual rate equal to the greater of (i) a percentage of each Asset Allocation Portfolio’s average daily net assets, which will be 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion, and 0.03% for average daily net assets over $2 billion, or (ii) $200,000.

Portfolio Manager Compensation.  The Sub-Adviser compensates its portfolio managers for their management of the Asset Allocation Portfolios.  The portfolio manager’s compensation consists of salary plus bonus based on established management goals and business unit results.

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Fund Shares Owned by the Portfolio Managers.  The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Asset Allocation Portfolios as of July 31, 2009.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

	Conservative	Balanced	Moderate Growth	Growth
Peng Chen	None	None	None	$1-$10,000
Brian Huckstep	None	None	None	$1-$10,000
Jeremy Stempien	None	None	None	$10,001-$50,000
Scott Wentsel	None	None	$1-$10,000	None

Other Accounts Managed by the Portfolio Managers.  As of July 31, 2009, the portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Asset Allocation Portfolios, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Peng Chen	34 (0)	$3,152 ($0)	0 (0)	$0 ($0)	92 (0)	$35,864 ($0)

Brian Huckstep	22 (0)	$1,295 ($0)	0 (0)	$0 ($0)	23 (0)	$112 ($0)

Jeremy Stempien	20 (0)	$1,374 ($0)	0 (0)	$0 ($0)	4 (0)	$94 ($0)

Scott Wentsel	34 (0)	$3,152 ($0)	0 (0)	$0 ($0)	86 (0)	$24,548 ($0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Asset Allocation Portfolios’ investments, on the one hand, and the investments of the other account, on the other.  The other account may have the same investment objective as an Asset Allocation Portfolio.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Asset Allocation Portfolio trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Asset Allocation Portfolios.

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THE DISTRIBUTOR

Old Mutual Investment Partners (the “Distributor”), a wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the “Distribution Agreement”), pursuant to which the Distributor serves as principal underwriter for the Trust’s shares.  The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and a Service Plan.  The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

The amount retained on the sale of Asset Allocation Portfolio shares by the Distributor from sales loads and contingent deferred sales charges ("CDSCs"), as applicable, with respect to each applicable share class, for the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 is set forth below.

	Amount Retained
Fund - Class	July 31, 2007	July 31, 2008	July 31, 2009

Conservative
Class A	$13,000	$11,000	$10,000
Class C	$4,000	$6,000	$5,000

Balanced
Class A	$34,000	$45,000	$7,000
Class C	$5,000	$15,000	$15,000

Moderate Growth
Class A	$62,000	$46,000	$11,000
Class C	$12,000	$22,000	$18,000

Growth
Class A	$57,000	$42,000	$7,000
Class C	$5,000	$16,000	$7,000

The Distribution Agreement is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not “interested persons” (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days’ written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of an Asset Allocation Portfolio to directly and indirectly bear certain expenses relating to the distribution of such shares.  The Trust has also adopted Service Plans to enable the Class A and Class C shares of an Asset Allocation Portfolio to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares.  Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of an Asset Allocation Portfolio and (ii) 0.75% of the average net asset value of the Class C shares of an Asset Allocation Portfolio, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A and Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current Prospectus or this SAI, and interest and other financing costs.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

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Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  Each of the Class A and Class C Service Plan are for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers.  Currently, Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, sub-administrator, Adviser, or Sub-Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

The following table reflects an Asset Allocation Portfolio’s payment of fees, with respect to each applicable share class, pursuant to the Distribution Plans and the Service Plans for the fiscal year ended July 31, 2009.

	Distribution Plan	Service Plan
	Class C *	Class A	Class C
Conservative	$226,911	$32,169	$75,637
Balanced	$626,834	$76,972	$208,945
Moderate Growth	$748,192	$75,894	$249,397
Growth	$384,848	$59,770	$128,283

*  Pershing LLC and Merrill Lynch are paid 12b-1 fees pursuant to the Distribution Plan for Class C shares and each own more than 5% of Class C shares of one or more of the Asset Allocation Portfolios through accounts held for the benefit of others.

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The following table reflects the manner in which the Distribution Plan payments for Class C shares detailed in the previous table were spent.

Advertising	$261,262
Printing and mailing of prospectuses to other than current shareholders	$69,537
Compensation to Distributor	$0
Compensation to broker-dealers	$614,910
Compensation to sales personnel	$837,430
Interest, carrying, or other financing charges	$0
Other	$203,645

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the “Administrator”) entered into an Administrative Services Agreement (the “Administrative Agreement”), pursuant to which the Administrator oversees the administration of the Trust’s and the Asset Allocation Portfolios’ business and affairs, including regulatory reporting and all necessary office space, equipment, personnel, and facilities, as well as services performed by various third parties.  The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.  Under the Administrative Agreement, as compensation for all services rendered and facilities provided, the Trust shall pay the Administrator a fee per Asset Allocation Portfolio of the average daily net assets of each Asset Allocation Portfolio calculated in accordance with the following schedule:

Average Daily Net Assets	Annual Fee Rate
$0 to $500 Million	0.10%
>$500 Million up to $1 Billion	0.09%
>$1 Billion up to $1.5 Billion	0.08%
>$1.5 Billion	0.07%

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties.  The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days’ prior written notice to the other party.

For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009, the Trust paid $1,503,338, $1,726,755, and $878,575 respectively, in administration fees to the Administrator.

The Administrator and SEI Investments Global Funds Services (“SEI”) entered into a sub-administrative services agreement (the “SEI Sub-Administration Agreement”), pursuant to which SEI assists the Administrator in connection with the administration of the business and affairs of the Trust.  SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in SEI.  SEI was organized as a Delaware business trust and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456.  Under the SEI Sub-Administration Agreement, the Administrator pays SEI fees at an annual rate calculated as follows:  the greater sum (higher value) which results from making the following calculations (i) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund of: (A) 0.0165% of the first $10 billion, plus (B) 0.0125% of the next $10 billion, plus (C) 0.010% of the excess over $20 billion and (ii) a fee based on the aggregate number of series of the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds.  The SEI Sub-Administration Agreement provides that SEI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of SEI in the performance of its duties.  The SEI Sub-Administration Agreement will renew each year unless terminated by either party upon not less than 90 days’ prior written notice to the other party.  The SEI Sub-Administration Agreement was terminated, effective November 2, 2007.

For the fiscal years ended July 31, 2007 and July 31, 2008 the Administrator paid SEI $592,662 and $166,109 respectively in sub-administrative fees applicable to the Trust.

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The Administrator and The Bank of New York Mellon (“BNY Mellon”) entered into a sub-administration and accounting agreement (the “BNY Mellon Sub-Administration Agreement”), pursuant to which BNY Mellon is obligated to provide administrative assistance to the Administrator in connection with the business and affairs of the Trust beginning on November 5, 2007.  BNY Mellon has its principal business offices at One Wall Street, New York, NY 10286.  Under the BNY Mellon Sub-Administration Agreement, the Administrator pays BNY Mellon the following fees:  annual rates, based on the combined average daily gross assets of the Old Mutual Complex, of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion.  With regard to the Asset Allocation Portfolios, these fees apply only at the underlying fund level.  In addition, the Administrator pays BNY Mellon the following annual fees:  (1) $35,000 for each Asset Allocation Portfolio; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex.  Certain minimum fees apply.  The BNY Mellon Sub-Administration Agreement provides that BNY Mellon shall not be liable for any costs, damages, liabilities or claims incurred by BNY Mellon except those arising out of BNY Mellon’s or its delegee’s or agent’s (if such delegee or agent is a subsidiary of BNY Mellon) negligence or willful misconduct or BNY Mellon’s failure to act in good faith.  In no event shall BNY Mellon be liable to the Administrator or any third party for special, indirect or consequential damages.  The BNY Mellon Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty (60) days’ prior written notice to the other party.

For the fiscal year ended July 31, 2008 and July 31, 2009 the Administrator paid BNY Mellon $597,326 and $607,004 in sub-administrative fees applicable to the Trust.

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. (the “Transfer Agent”), P.O. Box 219398, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

The Administrator served as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust through September 16, 2008.  For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 the Trust paid $42,723, $71,110, and $18,693 respectively, net of any reimbursements, in fees to the Administrator for these services. Old Mutual Shareholder Services, Inc. (“OM SSI”), an affiliate of the Adviser, served as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OM SSI and the Administrator through June 10, 2007.  The principal place of business of OM SSI is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.  For the fiscal year ended July 31, 2007, the Administrator paid $42,738, net of any reimbursements, in sub-shareholder servicing fees to OM SSI.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements.  These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust and related services as the Trust or the beneficial owners may reasonably request.  In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Trust.

In addition, from time to time, the Trust may pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC).  To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell an Asset Allocation Portfolio’s shares.

CUSTODIAN

BNY Mellon also serves as the custodian for the Asset Allocation Portfolios.  The custodian holds cash, securities, and other assets of the Asset Allocation Portfolios as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Trust.  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, serves as the independent registered public accounting firm of the Trust.

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FUND TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Asset Allocation Portfolios.  It is the policy of the Adviser to obtain the “best execution” of their clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect prevailing market rates.  In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, and responsiveness. The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  In the case of securities traded in the over-the-counter market, the Adviser expects normally to seek to select primary market makers.

Prior to November 19, 2007, the Asset Allocation Portfolios utilized a fund of managers structure and therefore incurred greater brokerage commissions than the Asset Allocation Portfolios will incur under the fund of funds structure.  For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 the Asset Allocation Portfolios paid the following in aggregate brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions on Portfolio Transactions
	July 31, 2007	July 31, 2008	July 31, 2009
Conservative	$22,629	$6,054	$0
Balanced	$202,041	$65,104	$0
Moderate Growth	$369,064	$113,952	$0
Growth	$305,416	$102,852	$0

The Adviser may, consistent with the interests of the Asset Allocation Portfolios, select brokers on the basis of the research services they provide to the Adviser.  These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

For the fiscal year ended July 31, 2009, there were no transactions with brokers for third party research ..

Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the advisory agreements.  If, in the judgment of the Adviser, the Asset Allocation Portfolios or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to an Asset Allocation Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Asset Allocation Portfolios.

The Adviser is permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account.  In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

An Asset Allocation Portfolio may request that the Adviser direct an Asset Allocation Portfolio’s brokerage to offset certain expenses of the Asset Allocation Portfolio.  The Adviser will attempt to fulfill directed brokerage subject to achieving best execution.  Although the Adviser attempts to satisfy an Asset Allocation Portfolio’s direction requests, there can be no guarantee that it will be able to do so.  In certain circumstances, the directed broker may not offer the lowest commission rate.  This may cause an Asset Allocation Portfolio to pay a higher rate of commission than might otherwise have been available had the Adviser been able to choose the broker or dealer to be utilized.

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By directing a portion of an Asset Allocation Portfolio’s generated brokerage commissions, the Adviser may not be in a position to negotiate brokerage commissions on an Asset Allocation Portfolio’s behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the best price and execution, or to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser.  In cases where an Asset Allocation Portfolio has instructed the Adviser to direct brokerage to a particular broker or dealer, orders for the Asset Allocation Portfolio may be placed after brokerage orders for accounts that do not impose such restrictions.

The Asset Allocation Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC.  Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for an Asset Allocation Portfolio on an exchange if a written contract is in effect between the Distributor and the Asset Allocation Portfolio expressly permitting the Distributor to receive and retain such compensation.  These rules further require that commissions paid to the Distributor by the Asset Allocation Portfolios for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD, Inc. (“NASD”), Rule 12b-1(h) under the 1940 Act and subject to seeking best execution and in accordance with policies and procedures adopted by the Board, the Adviser may select broker-dealers to execute Asset Allocation Portfolio portfolio transactions that promote or sell an Asset Allocation Portfolio’s shares.  Those policies and procedures are reasonably designed to prevent the Adviser’s personnel from taking into account such promotion or sale of Asset Allocation Portfolio shares and shares of any other mutual fund it advises in selecting broker-dealers to execute an Asset Allocation Portfolio’s portfolio transactions.  Neither the Trust, Adviser, nor Distributor may enter into any agreement or other understanding under which the Trust directs, or is expected to direct, portfolio securities transactions to a broker or dealer in consideration for such promotion or sale of such shares.

Code of Ethics.  The Trust, Adviser, Sub-Adviser, and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Asset Allocation Portfolios.  The codes of ethics allow trades to be made in securities that may be held by the Asset Allocation Portfolios.  However, they prohibit a person from taking advantage of trades of shares of an Asset Allocation Portfolio or from acting on inside information.  In addition, the Board reviews and approves the codes of ethics of the Trust, Adviser, Sub-Adviser, and Distributor and any material amendments thereto.  The Board also reviews annual reports on issues raised under the Trust’s, Adviser’s, Sub-Adviser’s, and Distributor’s codes of ethics during the previous year.

Proxy Voting.  The Board has adopted Proxy Voting Guidelines (the “Guidelines”) to determine how to vote proxies relating to portfolio securities.  The Guidelines are attached to this SAI as Exhibit B.  In general, the Guidelines seek to vote proxies in a manner that maximizes the value of an Asset Allocation Portfolio’s investments.  It is the policy of the Asset Allocation Portfolios to vote proxies of the underlying funds in a manner the independent Trustees of the Trust believe is in the best interests of the Asset Allocation Portfolios.  The Guidelines generally assign proxy voting responsibilities for an Asset Allocation Portfolio to the Adviser.  Also included in Exhibit B to this SAI are the proxy voting policies for the Adviser.  The Sub-Adviser does not vote proxies.  Information regarding how the Asset Allocation Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available (i) on the Trust’s website at oldmutualfunds.com; (ii) without charge, upon request, by calling toll-free 888.772.2888; and (iii) on the SEC’s website at http://www.sec.gov.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for an Asset Allocation Portfolio and may create additional series funds and additional classes of the Trust.  Each share of an Asset Allocation Portfolio represents an equal proportionate interest in an Asset Allocation Portfolio with each other share.  Shares of an Asset Allocation Portfolio are entitled upon liquidation to a pro rata share in the net assets of an Asset Allocation Portfolio available for distribution to shareholders.  Shareholders have no preemptive rights.  All consideration received by the Trust for shares of an Asset Allocation Portfolio and all assets in which such consideration is invested would belong to an Asset Allocation Portfolio and would be subject to the liabilities related thereto.

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VOTING RIGHTS

Each share held entitles a shareholder to one vote for each share held by the shareholder.  Shareholders of the Asset Allocation Portfolios will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants.  Shareholders of any particular class of the Trust will vote separately on matters relating solely to such class and not on matters relating solely to any other class or classes of the Trust.  The Trust is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.  The  Agreement and Declaration of Trust (“Trust Agreement”) provides that the Trustees of the Trust will hold office during the existence of the Trust, except as follows: (i) any Trustee may resign or retire; (ii) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (iii) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (iv) any Trustee who has died will be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware statutory trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust.  The Trust Agreement and By-Laws (the “Governing Instruments”) provide for indemnification out of the property of an Asset Allocation Portfolio for all losses and expenses of any shareholder of the Asset Allocation Portfolio held liable on account of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which an Asset Allocation Portfolio would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former Trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law.  Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business.  Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares of the Asset Allocation Portfolios are offered on a continuous basis.

The Asset Allocation Portfolios are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

Shares of an Asset Allocation Portfolio are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor, and the Transfer Agent will not be responsible for any loss, liability, cost, or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine.  The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

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PURCHASES

The Asset Allocation Portfolios reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.  For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market.  Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board that an Asset Allocation Portfolio which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers, and employees of the Adviser, the Sub-Adviser, and their affiliated companies).  In such event, the Board would determine whether such discontinuance is in the best interests of an Asset Allocation Portfolio and its shareholders.

Under unusual circumstances, an investor may purchase shares of an Asset Allocation Portfolio with investment securities acceptable to an Asset Allocation Portfolio.  The Distributor will inform the investor of the securities acceptable to an Asset Allocation Portfolio.  Purchases by affiliated persons of an Asset Allocation Portfolio may only be made after receiving Board and regulatory approval, as required.  An in-kind purchase must be consistent with the following:  (1) an in-kind purchase must not dilute the interests of existing shareholders; and (2) the in-kind consideration accepted by an Asset Allocation Portfolio must consist of securities that are appropriate, in type and amount, for investment by an Asset Allocation Portfolio in light of its investment objective, policies, restrictions, and current holdings.  The method of valuing securities used to make purchases in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value” and such valuation will be made as the same time the purchase price is determined.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to an Asset Allocation Portfolio’s public offering price.

Institutional Class

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in an Asset Allocation Portfolio:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in an Asset Allocation Portfolio provided they sign an LOI, committing them to increase that investment to a minimum investment of $1 million in that Asset Allocation Portfolio within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in an Asset Allocation Portfolio within twelve months, you will cease to be an eligible investor and the Asset Allocation Portfolio may convert your Institutional Class shares to Class Z shares.  The Asset Allocation Portfolio shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Asset Allocation Portfolios also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If an Asset Allocation Portfolio closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with an Asset Allocation Portfolio, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Asset Allocation Portfolio due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Asset Allocation Portfolio shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.

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If you agree to invest at least $100,000 in Institutional Class shares of an Asset Allocation Portfolio and sign an LOI, you confirm your intent to purchase at least $1 million of Institutional Class shares of the Asset Allocation Portfolio in which you have chosen to invest over a twelve month period.  By signing the LOI, you also agree that in the event you do not fulfill the terms of the LOI, we may convert your Institutional Class shares of the Asset Allocation Portfolio to another share class or redeem your shares.  Please note that you may incur federal income tax liability resulting from the redemption of Asset Allocation Portfolio shares.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Asset Allocation Portfolios’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner .

Initial Sales Charges – Class A Shares

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of an Asset Allocation Portfolio’s shares.  Class A shares of an Asset Allocation Portfolio are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

Large Purchases Of Class A Shares

Investors who purchase $1 million or more of Class A shares of an Asset Allocation Portfolio do not pay an initial sales charge.  However, such purchases may be subject to a 1% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within one year after purchase, as described in the Asset Allocation Portfolios’ Class A and Class C Prospectus.

Class A Purchases Eligible For Reductions of Initial Sales Charges

The Class A and Class C Prospectus describes certain programs offered by the Asset Allocation Portfolios to reduce initial sales charges for certain eligible investors.  The following information supplements the descriptions in the Class A and Class C Prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation, and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

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Letters of Intent

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent (“LOI”).  The LOI confirms your intention as to the total investment to be made in Class A shares of all retail mutual funds advised by the Adviser (“Old Mutual Funds”), except Old Mutual Cash Reserves Fund, within the following 13 consecutive months.  By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of an Asset Allocation Portfolio normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “Choosing a Share Class” in the Asset Allocation Portfolio’s Class A and Class C Prospectus.  It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge.  The offering price may be reduced further as described under “Rights of Accumulation” (below) if you advise the Trust of all other accounts at the time of your investment.  Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.  At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request.  Such a revision will not change the original expiration date.  By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below.  Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI.  The LOI effective date will be the date of the first purchase within the 90-day period.  The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.  Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share).  All dividends and any capital gain distributions on the escrowed shares will be credited to you.  All shares purchased, including those escrowed, will be registered in your name.  If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.  If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased.  If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the Transfer Agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor.  If at any time before completing the LOI program you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected.  If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Old Mutual Funds (except Old Mutual Cash Reserves Fund).  To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of Old Mutual Funds that you own, calculated at their then current public offering price.  If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies.  For example, if you already own qualifying shares of Old Mutual Funds with a value of $80,000 and wish to invest an additional $40,000 in one of the Asset Allocation Portfolios with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.  To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.  In addition, the Trust may request account statements if it is unable to verify your account information.

Concurrent Purchases

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

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Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Asset Allocation Portfolio at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested.  You must ask for such privilege at the time of reinvestment.  A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable.  If there has been a loss on the redemption and shares of the same Asset Allocation Portfolio are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested.  An Asset Allocation Portfolio may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  This privilege may only be exercised once each year by a shareholder with respect to an Asset Allocation Portfolio.

If you are assessed a CDSC in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares in any one of the same fund of the Trust within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional CDSC upon subsequent redemption.  In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

Payments to Dealers

The Distributor may make the following payments to selected dealers of record of purchases for Class A shares totaling $1 million or more: 1.00% on amounts to $5 million, 0.50% on amounts over $5 million and up to $10 million, and 0.25% on amounts over $10 million.  These purchases may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period.  The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition, the Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares of the Asset Allocation Portfolio at the time of such sale.  Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares.  Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan.  Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan.  See the section entitled “The Distributor” in for more information.

Purchases of Class C Shares

Class C shares of an Asset Allocation Portfolio are sold at net asset value without an initial sales charge, but are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Asset Allocation Portfolios reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

General Information Regarding Purchases

A purchase order will be effective as of the day received from your broker, dealer, or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time.  Payment may be made by check or readily available funds.  The price per share you will pay to invest in an Fund is its public offering price next calculated after the Transfer Agent or other authorized representative accepts your order.  Purchases will be made in full and fractional shares of an Asset Allocation Portfolio calculated to three decimal places.  The Trust will not issue certificates representing shares of an Asset Allocation Portfolio.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the transfer agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust.  The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of an Asset Allocation Portfolio or its shareholders to accept such an order.

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Sample Calculation of Maximum Offering Price

Class A shares of the Asset Allocation Portfolios are sold with a maximum initial sales charge of 5.75%.  Institutional Class, Class C, and Class Z shares of the Asset Allocation Portfolios are sold at NAV without any initial sales charges.  The following table shows the maximum offering price per share of Class A shares of the Asset Allocation Portfolios, using the NAV per share as of July 31, 2009.

Class A Shares	NAV per share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public

Conservative	$9.84	$0.60	$10.44
Balanced	$9.28	$0.57	$9.85
Moderate Growth	$8.87	$0.54	$9.41
Growth	$8.66	$0.53	$9.19

REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution.  Your broker-dealer or financial institution may charge you a fee for this service.  The redemption price of Class A shares and Class C shares subject to a CDSC will be reduced by any applicable contingent deferred sales charge.  The CDSC may be deducted from your redemption proceeds or from your account balance.  If no preference is stated at the time of redemption, the CDSC will be deducted from the redemption proceeds.  Redemption orders received by the transfer agent prior to 4:00 p.m. Eastern Time on any business day will be effective that day.  The redemption price of shares is the NAV of an Asset Allocation Portfolio next determined after the redemption order is effective less any applicable deferred sales charge.  Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

Generally, an Asset Allocation Portfolio will not charge any fees to redeem your shares.  Your broker-dealer or other financial institution may charge you a service fee for handling redemption transactions.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below.  The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by an Asset Allocation Portfolio in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect fund operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section entitled “Determination of Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.  Shareholders may incur brokerage charges, and may realize taxable gain or loss, on the sale of any such securities so received in payment of redemption and will be exposed to market risk until the securities are converted to cash.  In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of an Asset Allocation Portfolio at the beginning of such 90-day period.  Should redemptions by any shareholder exceed such limitation, an Asset Allocation Portfolio will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC or by rule or regulation) as a result of which disposal or valuation of an Asset Allocation Portfolio’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.  The Trust also reserves the right to suspend sales of shares of an Asset Allocation Portfolio for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Sub-Administrator, the Transfer Agent, and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

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CDSCs Applicable to Redemptions of Class A Shares

A CDSC applies to purchases of $1 million or more of Class A shares of Old Mutual Funds that are redeemed within 12 months of the date of purchase.  This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of Class A shares purchased at NAV on all purchases of $1 million or more.  In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase.  No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC Exceptions for Large Purchases of Class A Shares

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from an Asset Allocation Portfolio;

•	on exchanges of shares of Old Mutual Funds (see “Purchases and Redemptions of Shares – Redemptions – Exchange Privileges”);

•	on purchases subject to the reinstatement privilege (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”); or

•	on purchases made in connection with a merger, consolidation, or acquisition of assets of an Asset Allocation Portfolio.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any business day at the NAV next determined following receipt of the redemption order, less a 1.00% (subject to change) CDSC.  No CDSC will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a CDSC is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased.  The applicable CDSC will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	if you redeem shares acquired through reinvestment of dividends and distributions;

•	on increases in the NAV of your shares;

•
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”)

•	upon the death or post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986) of the shareholder or plan participant;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•
on redemptions through a systematic withdrawal plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10.00% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the systematic withdrawal plan; or

•	on the liquidation of a shareholder’s account by the Trust for failure to maintain the required minimum account balance.

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Redemption/Exchange Fee

See the Asset Allocation Portfolios’ Prospectus for details of any redemption/exchange fee.

Redemption by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.  Shareholders cannot receive proceeds from redemptions of shares of an Asset Allocation Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

Shareholder Inquiries and Services Offered

If you have any questions about the Asset Allocation Portfolios or the shareholder services described herein, contact your broker-dealer or financial adviser.  The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders.  You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least 10 days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork.  You can utilize these plans by simply completing the appropriate section of the Account Application.

(1)           SYSTEMATIC INVESTMENT PLAN (“SIP”).  A SIP is a convenient way for you to purchase shares in an Asset Allocation Portfolio at regular monthly or quarterly intervals selected by you.  A SIP enables you to achieve dollar-cost averaging with respect to investments in an Asset Allocation Portfolio despite its fluctuating NAV through regular purchases of a fixed dollar amount of shares in the Asset Allocation Portfolio.  Dollar-cost averaging brings discipline to your investing.  Dollar-cost averaging results in more shares being purchased when an Asset Allocation Portfolio’s NAV is relatively low and fewer shares being purchased when the Asset Allocation Portfolio’s NAV is relatively high, thereby helping to decrease the average price of your shares.  Two SIPs are offered – SIP-I and SIP-II. Investors who establish a SIP-I may open an account with a minimum balance of $500 and additional monthly systematic investments of at least $25.  Investors who establish a SIP-II may open an account with no minimum initial investment if the monthly systematic additional investment is at least $50.  Your systematic investment in an Asset Allocation Portfolio designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select.  A SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2)           SYSTEMATIC WITHDRAWAL PLAN.  The systematic withdrawal plan provides a convenient way for you to receive current income while maintaining your investments in an Asset Allocation Portfolio.  The systematic withdrawal plan permits you to have payments of $50 or more automatically transferred from your account(s) in an Asset Allocation Portfolio to your designated checking or savings account on a monthly, quarterly, or semi-annual basis.  The systematic withdrawal plan also provides the option of having a check mailed to the address of record for your account(s).  In order to start a plan, you must have a minimum balance of $5,000 in any account using this feature.  Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter, or semi-annual period you select.   You may realize a taxable gain or loss on a withdrawal.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to federal funds, you may exchange some or all of your shares for shares of the same class of other Old Mutual Funds currently available to the public. See the “Your Investment – General Policies” section of the Prospectuses for limitations on exchanges.  You may realize a taxable gain or loss on an exchange.

Generally, you may exchange your shares for shares of the same class of other Old Mutual Funds at NAV.  Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Old Mutual Fund, subject to the investment qualifications and minimums of Institutional Class shares.

Class A shares of an Asset Allocation Portfolio may be exchanged for Class A shares of any of the other Old Mutual Funds at relative net asset value without payment of sales charges.  See the “Purchases, Redemptions and Pricing of Shares – Initial Sales Charges – Class A Shares” section of this SAI for more information.

The minimum investment requirements, as set forth in the section entitled “Purchases, Redemptions, and Pricing of Shares – Minimum Investment”, also apply to exchanges.

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Exchange of Shares Subject to a CDSC

If you exchange shares that are subject to a CDSC, the exchange transaction will not be subject to the CDSC.  However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days’ notice.  Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of an Asset Allocation Portfolio may legally be sold.

Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Asset Allocation Portfolios.

(1)           TRADITIONAL IRAs.  You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA; or (ii) ”rolling-over” to an IRA monies from other IRAs or lump sum distributions from a qualified retirement plan.  If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $ 5 ,000 per year of your earned income in any of the Asset Allocation Portfolios.  You may also invest up to $ 5 ,000 per year in a spousal IRA if your spouse has no earned income.   These contribution limits are adjusted for inflation in $500 increments.  Individuals age 50 and older may make an additional $1,000 catch-up contribution after eth maximum contribution has been made.   There is a $10.00 annual maintenance fee charged to traditional IRA investors.  If you maintain IRA accounts in more than one Asset Allocation Portfolio, you will only be charged one fee.  This fee can be prepaid or will be debited from your account if not received by the announced deadline.  Please see the information below for changes to the annual contribution limit.

(2)           ROTH IRAs.  Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free.  Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA.  Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

(3)           SEP-IRAs.  If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”).  A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4)           401(a) KEOGH AND CORPORATE RETIREMENT PLANS.  Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5)           401(k) PLANS.  Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Asset Allocation Portfolios on a tax-deferred basis in order to help them meet their retirement needs.

(6)           403(b) PLANS.  Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

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Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

(1)           Coverdell Education Savings Accounts (“ESAs”) (formerly Education IRAs).  ESAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries.  The contribution limit that applies to ESAs is $2,000.  In addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software, and Internet access for a child.  The phase-out for married couples filing a joint return for making contributions to these plans applies to couples with adjusted gross income between $190,000 and $220,000.  Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses.  Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs.  The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2)           UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS.  By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3)           CUSTODIAL AND FIDUCIARY ACCOUNTS.  The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer, or financial adviser.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust may impose an annual $12.00 minimum account balance charge if the value of your account drops below $1,000.  This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans, or shareholders who consent to receive account statements and regulatory filings electronically.  You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least $1,000 before the annual $12.00 minimum account fee is charged.  The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000.

For non-retirement accounts, if the value of your investment in an Asset Allocation Portfolio falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption; your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of an Asset Allocation Portfolio is based on the NAV attributable to such class.  An Asset Allocation Portfolio calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of that class.  NAV is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any business day.  Once an Asset Allocation Portfolio reaches a certain asset size, its NAV will be listed in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Asset Allocation Portfolios are valued by BNY Mellon, the Asset Allocation Portfolios’ sub-administrator (the “Sub-Administrator”).  The Sub-Administrator will use an independent pricing service to obtain valuations of securities.  The pricing service relies primarily on prices of actual market transactions as well as trade quotations.  The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Asset Allocation Portfolio securities listed on an exchange are valued at the last sales price.  Asset Allocation Portfolio securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price.  Other securities are quoted at the last bid price.  In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded.  If there are no transactions in a security during the day, it is valued at the official closing price or if none, at the most recent bid price.  However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices.  Short-term obligations are valued at amortized cost.  Securities and other assets held by the Asset Allocation Portfolios for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

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TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Asset Allocation Portfolios.  The following is only a summary of certain additional tax considerations generally affecting the Asset Allocation Portfolios and their shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Asset Allocation Portfolios or the tax implications to shareholders and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Asset Allocation Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks, and tax-exempt organizations).  In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Qualification as a Regulated Investment Company

Each Asset Allocation Portfolio elects to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, an Asset Allocation Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by an Asset Allocation Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from “qualified publicly traded partnerships” (the “Income Requirement”).  Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust.

In addition to satisfying the requirements described above, an Asset Allocation Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of an Asset Allocation Portfolio’s taxable year, at least 50% of the value of the Asset Allocation Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Asset Allocation Portfolio has not invested more than 5% of the value of its total assets in securities of each such issuer and the Asset Allocation Portfolio does not hold more than 10% of the outstanding voting securities of each such issuer)  and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers that the Asset Allocation Portfolio controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies) or in securities of one or more “qualified publicly traded partnerships.”  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.

If for any taxable year an Asset Allocation Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Asset Allocation Portfolio’s current and accumulated earnings and profits.  Such distributions may be eligible for (i) the dividends-received deduction (“DRD”), in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

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Fund Transactions and Distributions

In general, gain or loss recognized by an Asset Allocation Portfolio or an underlying fund on the disposition of an asset will be a capital gain or loss.  In addition, gain may be recognized prior to actual disposition as a result of certain constructive sales, including short sales “against the box.”  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless an Asset Allocation Portfolio or an underlying fund recognizing the gain elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of an Asset Allocation Portfolio’s or an underlying fund’s net investment in the transaction and: (i) the transaction consists of the acquisition of property by the Asset Allocation Portfolio or the underlying fund and a contemporaneous contract to sell substantially identical property in the future; (ii) the transaction is a straddle within the meaning of Section 1092 of the Code; (iii) the transaction is one that was marketed or sold to the Asset Allocation Portfolio or the underlying fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (i) prior inclusions of ordinary income items from the conversion transaction; and (ii) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if an Asset Allocation Portfolio or an underlying fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to an Asset Allocation Portfolio’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by an Asset Allocation Portfolio or an underlying fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable) if (i) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used; (ii) the asset is otherwise held by the Asset Allocation Portfolio or underlying fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Asset Allocation Portfolio or underlying fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (iii) the asset is stock and the Asset Allocation Portfolio or underlying fund grants an in-the-money qualified covered call option with respect thereto.  In addition, an Asset Allocation Portfolio or underlying fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by an Asset Allocation Portfolio or underlying fund on the lapse of, or any gain or loss recognized by an Asset Allocation Portfolio or underlying fund from a closing transaction with respect to, an option written by the Asset Allocation Portfolio or underlying fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Asset Allocation Portfolios or underlying funds (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes, and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  An Asset Allocation Portfolio or underlying fund , however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Asset Allocation Portfolio or underlying fund that are not Section 1256 Contracts.

The Asset Allocation Portfolios or underlying funds may enter into notional principal contracts, including, but not limited to, interest rate swaps, caps, floors, and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

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The Asset Allocation Portfolios or underlying funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If an Asset Allocation Portfolio or underlying fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Asset Allocation Portfolio or underlying fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Asset Allocation Portfolio or underlying fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, if it invests in marketable stock of a PFIC, an Asset Allocation Portfolio or underlying fund may make a mark-to-market election with respect to such stock.  Pursuant to such election, an Asset Allocation Portfolio or underlying fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Asset Allocation Portfolio or underlying fund included in income in previous years.  Under Treasury Regulations, solely for purposes of Code Sections 1291 through 1298, an Asset Allocation Portfolio’s or underlying fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If an Asset Allocation Portfolio or underlying fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if an Asset Allocation Portfolio or underlying fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, the Asset Allocation Portfolio or underlying fund will be subject to an interest charge in addition to federal income tax at ordinary rates on (i) any "excess distribution" received on the stock of the PFIC, or (ii) any gain on the disposition of PFIC stock that was acquired in an earlier taxable year. Any portion of a PFIC distribution that is not an "excess distribution" will be included in the Asset Allocation Portfolio's or underlying fund’s investment company taxable income and will not be taxable to the Asset Allocation Portfolio or underlying fund to the extent that it distributes the income to its shareholders.

As each Asset Allocation Portfolio generally invests primarily in shares of underlying funds , its distributable income and gains will normally consist, in large part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Asset Allocation Portfolio will not be able to recognize its share of those losses (so as to offset income from distributions of net income or capital gains from other underlying funds or gains recognized by the Asset Allocation Portfolio from, among other things, dispositions of shares of underlying funds) unless and until it disposes of shares of the underlying fund at a loss. Moreover, even if the Asset Allocation Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Asset Allocation Portfolio will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code or the related party rules under Section 267 of the Code may apply to an Asset Allocation Portfolio’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Asset Allocation Portfolio at a loss and the Asset Allocation Portfolio acquires (or enters into a contract or option to acquire) substantially identical stock or securities within a period beginning 30 days before and ending 30 days after the date of the sale. The  related party rules could apply to redemptions of shares of an underlying fund if the Asset Allocation Portfolio owns more than 50% of such underlying fund.  To the extent applicable, the wash sale rules and the related party rules could defer losses by the Asset Allocation Portfolio on sales or redemptions of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time. As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gains that each Asset Allocation Portfolio will be required to distribute to shareholders may be greater than what such amounts would have been had the Asset Allocation Portfolio directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Asset Allocation Portfolio (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds.

Depending on an Asset Allocation Portfolio’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by an Asset Allocation Portfolio may cause the Asset Allocation Portfolio to be treated as having received a distribution equal to the redemption proceeds, rather than capital gain or loss equal to the difference between the proceeds and the tax basis of the Asset Allocation Portfolio in the shares of the underlying fund. Such a distribution may be treated as a dividend to the extent of the underlying fund’s current and accumulated earnings and profits.  This could cause shareholders of the Asset Allocation Portfolio to recognize higher amounts of income than if the shareholders had held the shares of the underlying funds directly.

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The Asset Allocation Portfolios anticipate distributing substantially all of their investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gains rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from an Asset Allocation Portfolio that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by an Asset Allocation Portfolio are less than 95% of the Asset Allocation Portfolio’s gross income (as specially computed), the portion of dividends received from the Asset Allocation Portfolio that constitute qualified dividends will be designated by the Asset Allocation Portfolio and cannot exceed the ratio that the qualified dividends received by the Asset Allocation Portfolio bears to its gross income.  If the aggregate qualified dividends received by an Asset Allocation Portfolio equal at least 95% of its gross income, then all of the dividends received from the Asset Allocation Portfolio will constitute qualified dividends.   The same rules apply in determining the extent to which dividends received by an Asset Allocation Portfolio from an underlying fund are qualified dividends.

With respect to dividends earned by an Asset Allocation Portfolio and whether such dividends may be passed through to Asset Allocation Portfolio shareholders, no dividend will constitute a qualified dividend (i) if it has been paid with respect to any share of stock that the distributing Asset Allocation Portfolio has held for less than 61 days (91 days, in the case of certain preferred stock) during the 121-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 60 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Asset Allocation Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) if the non-corporate shareholder fails to meet the holding period requirements set forth in (i) with respect to its shares in the Asset Allocation Portfolio to which the dividend is attributable; or (iii) to the extent that the Asset Allocation Portfolio (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.   The same rules apply with respect to dividends earned by an underlying fund.

Dividends received by an Asset Allocation Portfolio or underlying fund from a foreign corporation will be qualified dividends if (i) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States; (ii) the foreign corporation is incorporated in a possession of the United States; or (iii) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by an Asset Allocation Portfolio from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by an Asset Allocation Portfolio will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.  In general, dividends paid on an Asset Allocation Portfolio’s various share classes are calculated at the same time and in the same manner.  In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by an Asset Allocation Portfolio with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Asset Allocation Portfolio from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Asset Allocation Portfolio has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which an Asset Allocation Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Asset Allocation Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Asset Allocation Portfolio; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

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The Asset Allocation Portfolios may either retain or distribute to shareholders their net capital gain for each taxable year.  The Asset Allocation Portfolios currently intend to distribute any such amounts.  If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by an Asset Allocation Portfolio prior to the date on which the shareholder acquired his shares.

Conversely, if an Asset Allocation Portfolio elects to retain its net capital gain, the Asset Allocation Portfolio will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If an Asset Allocation Portfolio elects to retain its net capital gain, it is expected that the Asset Allocation Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Asset Allocation Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by an Asset Allocation Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that entitle the Asset Allocation Portfolios to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of an Asset Allocation Portfolio’s assets to be invested in various countries is not known.

Distributions by the Asset Allocation Portfolios that do not constitute ordinary income dividends, qualified dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Asset Allocation Portfolios will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of an Asset Allocation Portfolio.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of an Asset Allocation Portfolio reflects undistributed net investment income, recognized net capital gain or unrealized appreciation in the value of the assets of the Asset Allocation Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by an Asset Allocation Portfolio into account in the year in which the distributions are made.  However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by an Asset Allocation Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Asset Allocation Portfolios will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends, and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has failed to provide a correct taxpayer identification number; (ii) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (iii) who has failed to certify to an Asset Allocation Portfolio that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

An underlying fund may invest in foreign corporations.  If more than 50% of the value of an underlying fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the underlying fund may elect to pass through to the Asset Allocation Portfolios the amount of foreign taxes paid by the underlying fund.  If the underlying fund so elects, an Asset Allocation Portfolio would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the underlying fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). The Asset Allocation Portfolios are not expected to be able to pass through to their shareholders any foreign taxes.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income (including foreign currency and mark to market adjustments on PFICs) for the one-year period ended on October 31 of such calendar year.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

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The Asset Allocation Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that an Asset Allocation Portfolio might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of an Asset Allocation Portfolio (including pursuant to a systematic withdrawal plan or exchange of shares of the Asset Allocation Portfolio for shares of another Asset Allocation Portfolio or other Old Mutual Fund ) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Asset Allocation Portfolio within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Asset Allocation Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the DRD for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of an Asset Allocation Portfolio; (ii) disposes of such shares less than 91 days after they are acquired; and (iii) subsequently acquires shares of an Asset Allocation Portfolio at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from an Asset Allocation Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from an Asset Allocation Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from an Asset Allocation Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Asset Allocation Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign noncorporate shareholder, an Asset Allocation Portfolio may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Asset Allocation Portfolio with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in an Asset Allocation Portfolio, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in an Asset Allocation Portfolio.

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EXHIBIT A

CREDIT RATINGS

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

A	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following three designations to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime 1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
Prime 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.
Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.
Note:  Canadian issuers rated Prime-1 or Prime-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1.           Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.           Nature of and provisions of the obligation;

3.           Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, or operating company and holding company obligations.)   Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-):  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3. A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA
Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  “AA” ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  “A” ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

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Speculative Grade

BB
Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” ratings signal imminent default.

DDD,DD,D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.
Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

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EXHIBIT B

OLD MUTUAL FUNDS
OLD MUTUAL CAPITAL, INC.
OLD MUTUAL FUND SERVICES

PROXY VOTING GUIDELINES

Each of the Old Mutual Funds has adopted these Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”).  The Funds recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders’ assets.

The Funds believe that the voting of proxies for issuers of securities held in Fund portfolios is an economic asset that has direct investment implications.  Moreover, the Funds believe that each portfolio’s investment adviser or sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.  Consequently, the Fund generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Fund portfolio.  In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a Fund portfolio that invests in voting securities.  If an investment adviser to a Fund portfolio that invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others.  In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio’s assets.

The Funds’ Guidelines as they relate to certain common proxy proposals are summarized below along with the Funds’ usual voting practice.  As previously noted, an adviser or sub-adviser to a Fund will only be required to follow these Guidelines if it does not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

The Funds generally vote FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

The Funds generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; (7) require two candidates per board seat; (8) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

The Funds will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

Approval of Independent Auditors

The Funds generally vote FOR proposals seeking to ratify the selection of auditors.

The Funds will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

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Shareholder Rights

The Funds generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

The Funds generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

The Funds will evaluate on a case-by-case basis proposals seeking (1) to adopt a fair price provision and (2) open access.

Anti-Takeover Defenses and Voting Related Issues

The Funds generally vote FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

The Funds generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

The Funds will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; (5) requesting to opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter or bylaw amendments.

Corporate Governance

The Funds generally vote FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation; and (3) give the board the ability to amend by bylaws, in addition to shareholders.

The Funds generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.

The Funds will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

The Funds generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

The Funds generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

The Funds will evaluate on a case-by-case basis proposals seeking to: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

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Executive and Director Compensation

The Funds generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan (“ESOP”) or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 (“OBRA laws”); (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws; (12) seeking to put option repricings to a shareholder vote; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14 seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

The Funds generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate..

The Funds will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

Mergers and Corporate Restructurings

The Funds generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

The Funds generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

The Funds will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Certain Foreign Securities

In certain foreign jurisdictions the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  For example, a Fund may be prevented from selling shares of the foreign security for a period of time if the sub-advisor exercises its proxy voting rights. This is known as “share-blocking.”  There are occasions where the proxy statements and ballots for foreign securities are not communicated to the Sub-Advisor in a timely manner based on the required timeframes of the local jurisdiction, or do not contain sufficient information on which to base a reasoned vote.  Some foreign securities must be voted in person at the shareholder meeting.

The Funds recognize that voting a proxy might not be in the best interests of a Fund in these and other similar circumstances.  Accordingly, the Funds may wish to abstain from a proxy vote based on a determination that casting a vote would not be in the economic best interests of the shareholders of the Funds.

Social and Environmental Issues

The Funds generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

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The Funds generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of genetically modified organisms; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

The Funds will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting reports on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting a company to increase the diversity of the board; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee to review and report outlining the company’s operations in Iran.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Funds’ votes are cast in a manner that the Funds believe is in the best interest of the applicable portfolio and its shareholders.

Conflicts of Interest

The Fund recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies.  Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a Frust portfolio, the portfolios themselves will not have a conflict of interest with Fund shareholders in the voting of proxies.  The Funds expect each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund portfolio and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

Fund of Funds

In the event that one or more Funds participates in a “fund of funds” arrangement with another Fund, the potential exists for an apparent or actual conflict of interest.  For example, if the Fund of Funds invests in shares of another Fund (an “underlying Fund’) it is possible that the Fund of Funds may own a majority, if not all, of the shares or a class of shares of the underlying Fund, and thus control the outcome of the proxy vote in the underlying Fund.  In such circumstances, it is the policy of the Fund of Funds to vote proxies of the underlying Fund in a manner the independent Trustees believe is in the best interest of the Fund of Funds.

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Disclosure of Proxy Voting Guidelines and Voting Records

The Funds will fully comply with all applicable disclosure obligations under the Rule.  These include the following:

▪
Disclosure in shareholder reports that a description of the Funds’ Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

▪	Disclosure in the Funds’ Statement of Additional Information (SAI) the actual policies used to vote proxies.

▪
Disclosure in shareholder reports and in the SAI that information regarding how the Funds voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Funds will file all required reports regarding the Funds’ respective actual proxy voting records on Forms N-PX on an annual basis as required by the Rule.  This voting record will also be made available to shareholders.

The Funds will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

Maintenance of Proxy Voting Records

The Funds’ administrators, advisers, and/or sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund portfolio as required by the Rule.  These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy.  Applicable records shall be maintained for a period of six (6) years.

Review of Proxy Voting Guidelines

This guideline as well as the proxy voting guidelines of all Fund advisers and sub-advisers will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:                      January 1, 2008

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OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OMCAP”) recognizes that proxies for companies whose securities are held in the Old Mutual Funds have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s).  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

At this time, OMCAP delegates proxy voting authority and responsibility to sub-advisers of the Old Mutual Funds.  In turn, the sub-advisers are expected to adhere to this Policy, relevant securities laws and their own internal proxy voting policies.  All sub advisers to the Old Mutual Funds are required to have such policies and keep records of their proxy voting under Investment Advisers Act Rules 206(4)-6 and Rule 204-2, as amended.

Sub-Adviser Proxy Voting Reports

Each sub-adviser is required to prepare a Proxy Voting Record Report for the Committee on at least an annual basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.  Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

•	These policy and procedures, and any amendments thereto;

•	Various reports prepared according to the above procedures; and

•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

Proxy Oversight Committee

OMCAP has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer.  The Committee is primarily responsible for:

♦	Reviewing and periodically approving these policies and procedures;
♦	Reviewing the proxy voting policies of sub advisers; and
♦	Acting as a resource for sub advisers on proxy matters, if requested.

The Committee reviews each sub-adviser’s proxy voting policy to ensure that such policies comply with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest.  The Committee is also available to serve as a potential resource for the sub-advisers in determining how to resolve material conflicts of interest when voting a proxy for a client of OMCAP.  Sub-advisers are not mandated to use the Committee in this capacity.

Disclosure to Clients

Form ADV

OMCAP’s Form ADV will include a description of this Policy and, upon request, OMCAP will provide clients a copy of the complete Policy.  OMCAP will also provide to clients, upon request, information on how their securities were voted.

Form N-PX

Under Investment Company Act Rule 30b1-4, each Trust of the Old Mutual Funds is required to file on or before August 31 of each year a report on Form N-PX, detailing how the Asset Allocation Portfolios voted each portfolio company proxy during the twelve month period ended on June 30 of that year.  OMCAP’s Fund Accounting and Legal Departments are responsible for working with the Asset Allocation Portfolios’ sub advisers and custodians to prepare and file such yearly reports.

Website

The Forms N-PX for each Trust in the Old Mutual Funds also will be available through the Asset Allocation Portfolios’ website.

Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-610 11/2009

STATEMENT OF ADDITIONAL INFORMATION

Dated November 19, 2009

TRUST:
Old Mutual Funds I

FUNDS:
Old Mutual Analytic Fund
Old Mutual China Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

INVESTMENT ADVISER:
Old Mutual Capital, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus.  It is intended to provide additional information regarding the activities and operations of Old Mutual Funds I and the Funds named above (each, a “Fund” and collectively, the “Funds”).  It should be read in conjunction with the current Prospectuses for the Funds.  The Prospectuses, dated November 19, 2009, may be obtained without charge by calling 888-772-2888.

The audited financial statements for each Fund for the fiscal year ended July 31, 2009 are incorporated in this SAI by reference to the Funds’ annual report to shareholders.  You may obtain a copy of the Funds’ latest annual report at no charge by calling the phone number noted above.

THE TRUST AND THE FUNDS

INVESTMENT RESTRICTIONS

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER

PORTFOLIO HOLDINGS DISCLOSURE POLICY

TRUSTEES AND OFFICERS OF THE TRUST

THE ADVISER

THE SUB-ADVISERS

THE DISTRIBUTOR

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

OTHER SERVICE PROVIDERS

FUND TRANSACTIONS

DESCRIPTION OF SHARES

VOTING RIGHTS

PURCHASES AND REDEMPTIONS OF SHARES

DETERMINATION OF NET ASSET VALUE

TAXES

EXHIBIT A – CREDIT RATINGS

EXHIBIT B – PROXY VOTING POLICIES

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THE TRUST AND THE FUNDS

Old Mutual Funds I (the “Trust”) was created as a Delaware statutory trust on May 27, 2004 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to November 19, 2007 the Trust was named “Old Mutual Advisor Funds.”  The Funds are series funds of the Trust.

Shareholders may purchase shares of each Fund through three separate share classes: Institutional Class, Class A, and Class Z.   Shareholders may also purchase Class C shares of Old Mutual Analytic Fund and Old Mutual China Fund.   Each class has the same voting rights and privileges as the other share classes of the Funds, except that (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees; (iv) each class may be subject to different exchange privileges; and (v) each class has exclusive voting rights with respect to matters affecting only that class.  Except for these differences, each share class of the Funds represents an equal proportionate interest in the Funds.  See the section in this SAI entitled “Description of Shares” for more information.  No investment in shares of the Funds should be made without first reading the Funds’ Prospectuses.  Capitalized terms not defined in this SAI are defined in the Funds’ Prospectuses.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a Fund. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of a Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

Several of these fundamental investment restrictions include the defined term “1940 Act Laws, Interpretations, and Exemptions.”  This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Funds.

1.           The investment objective, as stated below, of each of the following Funds is fundamental and may not be changed without approval by the holders of a majority of each such Fund's outstanding voting shares.  A Fund cannot guarantee that its investment objective will be realized.

Fund	Investment Objective
Old Mutual China Fund	Long-term capital appreciation
Old Mutual International Equity Fund	Long-term capital appreciation

2.           Each Fund, except the Old Mutual China Fund, is a “diversified company” as defined in the 1940 Act.  This means that each such Fund will not purchase the securities of any issuer if, as a result, such Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent the Funds from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 2 for further information.

3.           No Fund may borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 3 for further information.

4.           No Fund may underwrite the securities of other issuers.  This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities, regardless of whether such Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

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5.           Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) of each such Fund’s investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.  This restriction also does not limit Old Mutual Copper Rock Emerging Growth Fund’s and Old Mutual International Equity Fund’s investments in (i) tax-exempt obligations issued by governments or political subdivisions of governments; or (ii) repurchase agreements collateralized by such obligations.  In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to non-fundamental investment restriction number 5 for further information.

In applying the limitations on investments in an industry, Old Mutual International Equity Fund uses industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P., and Bridge Information Systems, and/or the prospectus of the issuing company.  Selection of an appropriate industry classification resource will be made in the exercise of its reasonable discretion.

Old Mutual China Fund is a region fund and concentrates its investments in certain industries or groups of industries included within the sectors in which such Fund invests.

6.           No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

7.           No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

8.           No Fund may make personal loans or loans of its assets to persons who control or are under common control with such Fund, except to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please refer to non-fundamental investment restriction number 6 for further information.

9.           Old Mutual China Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of each such Fund’s assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as such Fund.

Please refer to non-fundamental investment restriction number 7 for further information.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has also adopted certain non-fundamental investment restrictions.  A non-fundamental investment restriction may be amended by the Board without a vote of shareholders.

1.           No Fund may invest more than 15% of its net assets in illiquid securities.  This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.           In complying with the fundamental investment restriction regarding issuer diversification, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund will not, with respect to 75% of each such Fund’s total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of such Fund’s total assets would be invested in the securities of that issuer; or (ii) such Fund it would hold more than 10% of the outstanding voting securities of that issuer.

Old Mutual China Fund is a non-diversified portfolio, which means that it may invest its assets in the securities of any issuer without limitation as to the size of the investment.  To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, each such Fund will comply with the following restriction:  With respect to at least 50% of each such Fund’s total assets, such Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer.

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3.           In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, Old Mutual China Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may borrow money in an amount not exceeding 33 1/3% of each such Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).  A Fund may borrow from banks, broker-dealers, or current and future funds advised by the Adviser or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.  A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.  A Fund may not purchase additional securities when borrowings exceed 5% of such Fund’s total assets.

4.           Old Mutual Analytic Fund may not borrow money, except that:  (i) it may borrow from banks (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (ii) it may borrow up to an additional 5% of its total assets for temporary purposes; (iii) each such Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) it may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, Old Mutual Analytic Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares.  The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

In complying with the fundamental investment restriction regarding industry concentration, Old Mutual Copper Rock Emerging Growth Fund may invest up to (but not including) 25% of each such Fund’s total assets in the securities of issuers whose principal business activities are in the same industry.  For purposes of this limitation, supranational organizations, such as the World Bank, the European Union, and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric, and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance, and diversified finance).

6.           In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which a Fund may rely.

7.           Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, Old Mutual China Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as such Fund.  A Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which such Fund may rely.

8.           No Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

The Prospectuses discuss the principal investment strategies and risks of the Funds.  This section of the SAI supplements the discussions of the Funds’ investment strategies and policies discussed in the Prospectuses.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as rights, warrants, and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies, or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

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Common Stocks.  Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities.  Convertible securities include convertible debt obligations and convertible preferred stock.  A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time.  Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value," which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature.  Investment value changes are based upon prevailing interest rates and other factors.  It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security.  Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.  Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security.  However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value.  If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value.  In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature.  However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. (“Moodys”) or Standard & Poor’s (“S&P”) (Ba or less by Moody's and BB or less by S&P), but none rated lower than B.  The Funds also may invest in unrated convertible securities and preferred stocks if it is believed that they are equivalent in quality to the rated securities that a Fund may buy. (Exhibit A to this SAI provides a description of such security ratings.)

The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”).  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, and money market instruments.  The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price or options on a stock index.   The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.  Convertible structured notes are fixed-income debentures linked to equity.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.  Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security.  Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.  Synthetic convertible securities are considered convertible securities for purposes of a Fund’s investment policies.

A Fund’s investments in convertible securities or other securities may generate taxable income, which may be treated differently for income tax and book income purposes.   These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs.  IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as a Fund’s asset size increases, which could reduce a Fund’s total returns.  IPOs may not be consistently available to a Fund for investing, particularly as a Fund’s asset base grows.  Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs.  By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

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Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Over-The-Counter (“OTC”) Market. In contrast to the securities exchanges, the OTC market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which a Fund invests may not be as great as that of other securities and, if a Fund was to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stocks. Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company.  However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are not always entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Rights and Warrants.  Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.  A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time.  Rights and warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities.  Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them.

Small and Medium Capitalization Stocks.  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time.  Therefore, an investment in a Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  Investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines, and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Technology Companies.  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues.  Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries.  For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

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General Risks of Investing in Stocks.  While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred shareholders, followed by common shareholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Shareholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

•	factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	factors affecting an entire industry, such as increases in production costs; and

•	changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand.  Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Bankers’ Acceptance.  A banker's acceptance is a time draft drawn by a borrower on a commercial bank, usually relating to an international commercial transaction.  It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

Bank Obligations.  The Funds will only invest in a security issued by a commercial bank if the bank:

•	has total assets of at least $1 billion, or the equivalent in other currencies; and

•	is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

•	is a foreign branch of a U.S. bank and the Adviser or Sub-Adviser believes the security is of an investment quality comparable with other debt securities that a Fund may purchase.

Certificate of Deposit.  A certificate of deposit is a short-term obligation of a bank. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  However, certificates of deposit generally carry penalties for early withdrawal and may, under certain circumstances, be considered illiquid.

Commercial Paper and Other Cash Equivalents.  Commercial paper is the term for short-term promissory notes issued by corporations to meet current working capital needs.  Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution.  The letter of credit enhances the paper's creditworthiness.  The issuer is directly responsible for payment but the bank “guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer.  The creditworthiness of the institution issuing the letter of credit will be considered, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit.  Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Corporate Bonds.  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases, and expansion.  In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Demand Instruments.  Certain instruments may involve a conditional or unconditional demand feature, which permits the holder to demand payment of the principal amount of the instrument.  Demand instruments may include variable amount master demand notes.

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Municipal Lease Obligations.  A Fund may invest in municipal lease obligations.  Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Pay-In-Kind Securities.  A Fund may invest in securities which pay interest either in cash or additional securities.  These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Senior Loans. Senior loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders.  Senior loans in which a Fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.  These base lending rates are generally Prime Rate, LIBOR, the CD rate, or other base lending rates used by commercial lenders. The senior loans in a Fund’s investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less.  Because of prepayment provisions, the actual remaining maturity of senior loans may vary substantially from the stated maturity of such loans.

Step Coupon Bonds (“Steps”).  A Fund may invest in debt securities, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods.  In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes.  A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes.  The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans.  Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.  Structured notes are treated as senior loans.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.  With respect to a Fund, the Adviser or Sub-Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits.  A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Securities - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities).  Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities. This SAI discusses mortgage-backed treasury and agency securities in detail in the section entitled “Mortgage-Backed Securities” below.

The full faith and credit of the U.S. government supports treasury securities.  Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities.  Agency securities are typically supported in one of three ways:

•	by the right of the issuer to borrow from the U.S. Treasury;

•	by the discretionary authority of the U.S. government to buy the obligations of the agency; or

•	by the credit of the sponsoring agency.

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While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities.  However, since U.S. government securities are of the highest quality, the credit risk is minimal.  The U.S. government does not guarantee the net asset value of the assets of a Fund.

Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities.  Investment in these securities involve certain risks which are not typically associated with investing in domestic securities.

Zero Coupon Bonds - These securities make no periodic payments of interest, but instead are sold at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The amount of the discount rate varies depending on factors, including the time remaining until maturity, prevailing interest rates, the security’s liquidity, and the issuer’s credit quality.  The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.  A Fund’s investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Factors Affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned.  The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk.  This risk affects mainly mortgage-backed and asset-backed securities.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall.  Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected.  A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield.  The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund.  If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of a Fund, which may adversely affect the expected performance of a Fund.

Call Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.  This is known as a call risk.  Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising.  Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage or other loan prepayments.  This would increase the sensitivity of a Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed or asset-backed securities may be less effective than other types of debt securities as a means of “locking in” interest rates.

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Credit Rating.  Coupon interest is offered to holders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.”  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate holders for taking on increased risk, issuers with lower credit ratings usually offer a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond.  If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  If a security is not rated or is rated under a different system, the Adviser or Sub-Adviser may determine that it is of investment-grade.  The Adviser or Sub-Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies.  A corporation may issue a junk bond because of a corporate restructuring or other similar event.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.  Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.  Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The Funds currently use ratings compiled by Moody’s, S&P, and Fitch.  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.  See Exhibit A – Credit Ratings in the SAI for further information.

The Adviser or Sub-Adviser(s) may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys the security.  A rating agency may change its credit ratings at any time.  The Adviser or Sub-Adviser(s) monitor the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The Funds may invest in securities of any rating.

DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark.  Derivatives may be used to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, or to remain fully invested.  Derivatives may also be used as protection from broad fluctuations in market prices, interest rates, or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Caps, Collars, and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Equity Linked Notes.  A Fund may purchase equity-linked notes (“ELNs”).  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

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Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future.  Futures contracts are traded on exchanges that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Funds are subject to special calls for information by the CFTC.

No purchase price is paid or received when a futures contract is entered into.  Instead, a Fund upon entering into a futures contract (and to maintain a Fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.  In addition, in portfolios investing in fixed income securities, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.  These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to a Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the future commitments of the Fund created by such futures contracts (less any related margin deposits), will be segregated at its custodian, thereby ensuring that the use of such futures contract is unleveraged.  In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or the liquid securities equal to the future commitments of the Fund created by the sale of such futures contracts.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

For information concerning the risks associated with utilizing futures contracts, please see “Risks of Transactions in Futures Contracts Options” below.

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Inverse Floaters.  Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates.  The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security.  These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Options.  Options are contracts that give the purchasing party the right to buy or sell the security that is subject to the option at a stated price during the option period and obligates the selling party to buy or sell such security at the stated price during the option period.  The types of options transactions that a Fund may utilize are discussed below.

Writing Call Options.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.

A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or a security convertible into such a security without additional consideration) throughout the option period. A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.

In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

•
A Fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.” A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund.  When an underlying security is sold from a Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  When a Fund writes a put option, it will be required to “cover” it, for example, by segregating with its custodian cash, or other liquid securities having a value equal to or greater than the exercise price of the option. A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price).  The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, a Fund pays the current market price for the option (known as the “option premium”).  A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

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Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	allowing it to expire and losing its entire premium;

•	exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	closing it out in the secondary market at its current price.

Securities Index Options.  A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of  unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase, or to gain exposure to specific securities markets represented by a particular index.  A Fund will only write “covered” options.  A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities equal in value to the future commitment of the Fund created by the sale of such options contracts.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”  A securities index fluctuates with changes in the market value of the securities so included.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts.  In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract.  It also may purchase such put options in order to hedge a long position in the underlying futures contract.  A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

A Fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with a Fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions.  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
•
are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

•	do not require an initial margin deposit; and
•	may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund’s investment is denominated.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.  Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver.  Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Over-the-Counter Options.  A Fund may enter into contracts to write over-the-counter options with primary dealers.  A Fund has established standards of creditworthiness for these primary dealers, although a Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that a Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price).  The formula will similarly take into account whether the option is “out-of-the-money.”  If a contract gives a Fund an absolute right to repurchase the written option at a pre-established formula price, a Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

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Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes, or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in a loss.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties, insolvency, or by mutual agreement, among others, and can be transferred by a party only with the prior written consent of the other party.  A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index, or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps.  A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds.

Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own. As the protection buyer in a credit default swap, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event.  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

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A Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.

As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices. A Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Sub-Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if a Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits, or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded.  Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position.  In an illiquid market, a Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and

•	not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm, or clearing house or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. If the Sub-Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives.  For example, if a Fund were to write a call option based on the Sub-Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a Fund were to write a put option based on the Sub-Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These risks and considerations include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability (any of which could affect U.S. investment in foreign countries) and potential restrictions on the flow of international capital and currencies.  Foreign issuers may also be subject to less government regulation than U.S. companies.  Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.  Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.  Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar.

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American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities.  GDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  ADRs, EDRs, GDRs, and CDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.  ADRs, EDRs, and GDRs are considered foreign securities for purposes of a Fund.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.  There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign Currency Transactions.  A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.  Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts (often three month contracts) to manage currency risks and to facilitate transactions in foreign securities.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The Adviser or Sub-Adviser may enter into settlement hedges in the normal course of managing a Fund’s foreign investments.  A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling – for example, by entering into a forward contract to sell euros in return for U.S. dollars.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Successful use of forward currency contracts will depend on the skill of the Adviser or Sub-Adviser in analyzing and predicting currency values.  Forward contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Adviser or Sub-Adviser anticipate.  For example, if a currency’s value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency’s appreciation.  If the Adviser or Sub-Adviser hedges a Fund’s currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the Adviser or Sub-Adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss.  There is no assurance that the use of forward currency contracts by the Adviser or Sub-Adviser will be advantageous to a Fund or that it will hedge at an appropriate time.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act.  Shareholders of a Fund that invest in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.

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Risks of Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments.  Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•
the economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits, and national debt;

•
foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies, which could significantly influence the market prices of securities and payment of dividends;

•
the economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•
the internal policies of a particular foreign country may be less stable than in the U.S. other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•
a foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation, and other restrictions on U.S. investment.  A country may restrict or control foreign investments in its securities markets.  These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for a Fund to invest in that country.  Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest.  Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States.  For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies.  Foreign companies are typically not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.  The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk. The Sub-Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States. will be the best available market for foreign securities.  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;

•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement, and custodial practices less developed than those in U.S. markets; and

•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•
restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

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Foreign Currency Risk. While a Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are:

•	it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•
government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•
there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•
available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•
the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.  The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may:

•	have relatively unstable governments;

•	present greater risks of nationalization of businesses, restrictions on foreign ownership, and prohibitions on the repatriation of assets;

•	offer less protection of property rights than more developed countries; and

•
have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANY SHARES

A Fund may invest in shares of other investment companies (including Standard & Poor’s Depository Receipts - “SPDRs” and other exchange traded funds such as iShares).  Since such other investment companies pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein.  Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition: (i) a Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of a Fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of a Fund are invested in securities (other than treasury stock) issued by all investment companies.

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ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board, the Adviser or Sub-Adviser determines the liquidity of a Fund’s investments and, through reports from the Adviser or Sub-Adviser, the Board monitors investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Adviser or Sub-Adviser may consider various factors including:  (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage backed securities.  Also, the Adviser or Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments and swap agreements to be illiquid.  However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  Also, restricted securities may be difficult to value because market quotations may not be readily available.  Restricted securities do not include Rule 144A securities that are determined by the Adviser or Sub-Adviser to be liquid.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations.  The repurchase agreements entered into by a Fund will provide that the underlying security at all times will have a value at least equal to 102% of the resale price stated in the agreement.  With respect to all repurchase agreements entered into by a Fund, a Fund’s custodians or their agents must take possession of the underlying collateral.  However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, consumer loans or mortgages or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.  Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk.

Asset-Backed Securities.  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables.  Like mortgage-backed securities, these securities are pass-through.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

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Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards.  Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities.  Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”).  In addition, asset-backed securities may obtain insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”).  Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.  Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.  While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date.  Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly.  Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans.  In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans.  Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA, and FHLMC because they are not guaranteed by a government agency.

Federal Home Loan Mortgage Corporation (“FHLMC”) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Federal National Mortgage Association (“FNMA”) - FNMA is a government-sponsored corporation owned entirely by private stockholders.  FNMA is regulated by the Secretary of Housing and Urban development.  FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Government National Mortgage Association (“GNMA”) - GNMA is the principal governmental guarantor of mortgage-related securities.  GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government.  GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.  GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund’s shares.  To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which a Fund may lose if prepayment occurs.

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Mortgage Dollar Rolls.  A Fund may invest in mortgage dollar rolls.  In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date.  A Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount.  As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a Fund of obtaining a beneficial investment.  In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.  Furthermore, the transaction costs may exceed the return earned by a Fund from the transaction.

Receipts.  Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.  The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts.  The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.  Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class).  The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.  The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Variable and Floating Rate Instruments.  Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Risks of Mortgage-Backed Securities.  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways.  For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable.  In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected.  If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date.  For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement.  These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund’s assets.  A Fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market funds.  If a Fund lends its securities, it will follow the following guidelines:

•	the borrower must provide collateral at least equal to the market value of the securities loaned;

•	the collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government;

•	the borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•	a Fund must be able to terminate the loan at any time;

•	a Fund must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

•	a Fund must determine that the borrower is an acceptable credit risk.

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These risks are similar to the ones involved with repurchase agreements.  When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations.  If this happens, a Fund could:

•	lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•	experience delays in recovering its securities.

SHORT SALES

Description of Short Sales.  A security is sold short when a Fund sells a security it does not own.  To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer.  A Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, a Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  Because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A Fund typically sells securities short to:

•	take advantage of an anticipated decline in prices; or

•	protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a Fund replaces the borrowed security.  Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  A Fund will incur transaction costs in effecting short sales.  A Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box.  In addition, a Fund may engage in short sales “against the box.”  In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.  A Fund will incur transaction costs to open, maintain, and close short sales against the box.

Restrictions on Short Sales.  A Fund will not short sell a security if:

•
after giving effect to such short sale, the total market value of all securities sold short would exceed 33% of the value of a Fund’s net assets with regard to Old Mutual Analytic Fund and Old Mutual Analytic Global Fund, or 25% of the value of a Fund’s net assets with regard to Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, Old Mutual International Bond Fund, Old Mutual International Equity Fund, and Old Mutual Provident Mid-Cap Growth Fund;

•	the market value of the securities of any single issuer that have been sold short by a Fund would exceed 2% of the value of a Fund’s net assets; and

•	such securities would constitute more than 2% of any class of the issuer’s securities.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

To the extent that a Fund invests in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns.  A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

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In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from registration under the 1940 Act.  Changes in interest rates may also affect the value of debt securities held by a Fund.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

INTER-FUND LOANS

A Fund may lend uninvested cash up to 15% of their net assets to current and future funds advised by the Adviser or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) and a Fund may borrow from other Affiliated Funds to the extent permitted under a Fund’s investment restrictions.  If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of a Fund’s total assets, a Fund will secure all of its loans from other Affiliated Funds.  The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued to affiliates of the Trust and the Adviser.

SENIOR SECURITIES

The term “senior security”, as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” will not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor will such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.  A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it will be presumed not to be for temporary purposes.  Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, a Fund expects to be invested in its primary investments, as described above.  However, for temporary defensive purposes, when the Sub-Adviser determines that market, economic, political or other conditions warrant, a Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and a Fund’s investment restrictions, shares of other investment companies investing solely in money market securities).  To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectuses, provided that such investment would be consistent with a Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth.  A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses.  High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a Fund.  Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.  In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.  To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rate for the Old Mutual China Fund decreased from 178.32% to 119.96% from the period ended July 31, 2008 to the period ended July 31, 2009.   The July 31, 2008 portfolio turnover rate was a reflection of the volatility in the Chinese markets during the period.  The July 31, 2009 portfolio turnover rate is closer to the expected portfolio turnover rate for the Fund.

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PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings information related to a Fund, including the top holdings, will be made available to the general public, at oldmutualfunds.com, fifteen calendar days after the end of each calendar quarter.  A Fund’s portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q.  These reports are available, free of charge, on the SEC’s website, at www.sec.gov.  Service providers that have contracted to provide services to the Trust (including the custodian, administrator, sub-administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust, the Trust’s auditors, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust.  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser or the Trust, provided that the service is related to the investment advisory services that the Adviser provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either the Adviser’s chief compliance officer, general counsel, or chief investment officer;

•	the request must relate to an appropriate business purpose; and

•
the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between the Adviser and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy.  In addition, the Adviser regularly presents to the Board a list of recipients, if any, of non-standard disclosure of portfolio holdings information.  In no event shall the Trust, Adviser, Sub-Adviser(s), or any other entity receive any compensation in connection with the disclosure of a Fund’s portfolio holdings.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information.  Neither the Trust, the Adviser, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
Bank of New York Mellon	Full holdings are disclosed on a daily basis
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Ibbotson Associates Advisors, LLC	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

RiskMetrics Group / ISS	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

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TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware.  The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust.  The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not reelected.  The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.  Each may have held other positions with the named companies during that period.  The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Independent Trustees
Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
L. Kent Moore (Age: 54)	Chairman of the Board and Trustee	Since 2004	Chairman, Foothills Energy Ventures, LLC, since 2006. Partner, WillSource Enterprise, LLC (oil and gas exploration and production), since 2005. Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 – 2005.	21	TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/ Claymore Long Short Fund, and Old Mutual Funds III.
John R. Bartholdson (Age: 65)	Trustee	Since 2004	Retired. Chief Financial Officer, The Triumph Group, Inc. (manufacturing), 1992 –2007.	34	Old Mutual Funds II, Old Mutual Funds III, ING Clarion Real Estate Income Fund, and ING Clarion Global Real Estate Income Fund.
Robert M. Hamje (Age: 67)	Trustee	Since 2004	Retired. President and Chief Investment Officer, TRW Investment Management Company (investment management), 1984 – 2003.	21	TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/ Claymore Long-Short Fund, and Old Mutual Funds III.
Jarrett B. Kling (Age: 66)	Trustee	Since 2004	Managing Director, ING Clarion Real Estate Securities (investment adviser).	21	Hirtle Callaghan Trust, ING Clarion Real Estate Income Fund, ING Clarion Global Real Estate Income Fund, ING Clarion, and Old Mutual Funds III.

*  Trustee of the Trust until such time as his or her successor is duly elected and appointed.

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Interested Trustee and Advisory Trustee
Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julian F. Sluyters ** (Age: 49)	Interested Trustee, President, and Principal Executive Officer	Since 2006	Chief Executive Officer (2008 – present), President (2006 – present), and Chief Operating Officer (2006 – 2008), Old Mutual Capital, Inc. President and Chief Executive Officer, Scudder family of funds, 2004 – 2005.	21	Old Mutual Capital, Inc, Old Mutual Investment Partners, Old Mutual Fund Services, and Old Mutual Funds III.
Walter W. Driver, Jr.*** (Age: 64)	Advisory Trustee	Since 2006	Chairman – Southeast, Goldman Sachs & Co., since 2006. Chairman, King & Spalding LLP (law firm), 1970 – 2006.	21	Total Systems Services, Inc., Equifax, Inc. and Old Mutual Funds III (Advisory Trustee)

*         Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**	Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

***
Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

Officers
Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
James F. Lummanick (Age: 62)	Vice President and Chief Compliance Officer	Since 2005
Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, and Old Mutual Fund Services, Inc., since 2005.  Chief Compliance Officer, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2005) and Old Mutual Funds III (since 2008). Senior Vice President and Director of Compliance, Calamos Advisors LLC, 2004 – 2005.  Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. 1996 – 2004.

Andra C. Ozols (Age: 48)	Vice President and Secretary	Since 2005
Chief Administrative Officer (since 2008) and Senior Vice President, Secretary, and General Counsel (since 2005), Old Mutual Capital, Inc.  Executive Vice President (2004 – 2005), General Counsel and Secretary (2002 - 2005), and Vice President (2002 – 2004), ICON Advisors, Inc. and ICON Distributors, Inc. Executive Vice President and Secretary, ICON Insurance Agency, Inc. (2004 – 2005).

Karen S. Proc (Age: 39)	Assistant Secretary	Since 2005	Vice President (since 2006) and Associate General Counsel (since 2005), Old Mutual Capital, Inc. Associate General Counsel, Founders Asset Management LLC, 2002 – 2005.
Kathryn L. Santoro (Age: 35)	Assistant Secretary	Since 2008	Vice President and Associate General Counsel (since 2009) and Associate Counsel (2005 – 2008), Old Mutual Capital, Inc. Associate Attorney, Hall & Evans, LLC, 2004 – 2005.
Robert T. Kelly (Age: 40)	Treasurer and Principal Financial Officer	Since 2006	Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services, since 2006. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000 – 2006.
Kathryn A. Burns (Age: 32)	Assistant Treasurer	Since 2006
Assistant Vice President, Old Mutual Fund Services, since 2009.  Regulatory Reporting Manager, Old Mutual Capital, Inc., since 2006.  Manager (2004 – 2006) and Senior Associate (2001 – 2004), PricewaterhouseCoopers LLP.

Robert D. Lujan (Age: 42)	Assistant Treasurer	Since 2006	Fund Services Manager, Old Mutual Capital, Inc., since 2006. Fund Accounting Supervisor, Janus Capital Group, 2003 – 2006.

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

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COMMITTEES

The Trustees are responsible for major decisions relating to a Fund’s investment goals, policies, strategies, and techniques.  The Trustees also oversee the operation of the Trust by its officers and various service providers as they affect a Fund, but they do not actively participate in the day-to-day operation of or decision making process related to a Fund.  The Board has four standing committees: a Governance, Nominating and Compliance Committee; an Audit Committee; an Investment Committee; and a Service Provider Review Committee.

Governance, Nominating and Compliance Committee.  Currently, the members of the Governance, Nominating and Compliance Committee are Jarrett B. Kling and L. Kent Moore.  The Committee, among other things, assists the Board of Trustees in its oversight of compliance related matters.  The Committee also selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. During the fiscal year ended July 31, 2009, the Committee held 4 meetings.  The Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) the shareholders are entitled to vote at the meeting of shareholders at which Trustees will be elected and have been shareholders for at least one year ; and (ii) the Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Committee shall evaluate nominees recommended by a shareholder to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds I, 4643 South Ulster Drive, Suite 600, Denver, Colorado 80237, Attention: Secretary of the Old Mutual Funds I. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares and length of time owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Audit Committee. Currently, the members of the Audit Committee are John R. Bartholdson and Robert M. Hamje.  The Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results.  As part of this process, the Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability.  During the fiscal year ended July 31, 2008, the Committee held 4 meetings.

Investment Committee.  Currently, the members of the Investment Committee are John R. Bartholdson and Robert M. Hamje.  Walter W. Driver, Jr. is an advisory member of the Committee.  The Committee, among other things, assists the Board of Trustees in its oversight of the investment process of the Trust.  During the fiscal year ended July 31, 2008, the Committee held 1 meeting.

Service Provider Review Committee.  Currently, the members of the Service Provider Review Committee are Jarrett B. Kling, L. Kent Moore, and Julian F. Sluyters.  The Committee, among other things, assists the Board of Trustees in its oversight of the Trust’s service providers.  During the fiscal year ended July 31, 2008, the Committee held 1 meeting.

FUND OWNERSHIP BY TRUSTEES

The Board has adopted a policy goal pursuant to which each Trustee plans to invest the equivalent of one year’s retainer fees in one or more of the Funds within three years from being appointed a Trustee.  The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

The tables below provide the dollar range of shares owned by each Trustee in each Fund, in all Funds in the Trust in the aggregate, and in all registered investment companies in the Old Mutual Complex in the aggregate, as of December 31, 2008.  The Old Mutual Complex includes the Trust, Old Mutual Funds II, and Old Mutual Funds III.

Independent Trustees
	John R. Bartholdson	Robert M. Hamje	Jarrett B. Kling	L. Kent Moore
Analytic Fund	None	None	$10,001-$50,000	None
China Fund	$10,001-$50,000	None	$50,001-$100,000	None
Copper Rock Emerging Growth Fund	None	None	None	None
International Equity Fund	None	None	None	None

Aggregate Ownership in Trust	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000
Aggregate Ownership in Old Mutual Complex	$50,001-$100,000	Over $100,000	Over $100,000	$50,001-$100,000

Interested Trustee and Advisory Trustee
	Julian F. Sluyters	Walter W. Driver, Jr.
Analytic Fund	$10,001-$50,000	None
China Fund	None	None
Copper Rock Emerging Growth Fund	None	None
International Equity Fund	None	None

Aggregate Ownership in Trust	$10,001-$50,000	None
Aggregate Ownership in Old Mutual Complex	$10,001-$50,000	$10,001-$50,000

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TRUSTEE COMPENSATION

The following table sets forth, for the fiscal year ended July 31, 2009, the compensation paid by the Trust to its Trustees for services rendered in their capacities as trustees of the Trust and the total compensation paid by the Trust complex to the Trustees.

	Aggregate Compensation From Trust 1	Total Compensation from Old Mutual Complex Paid to Trustees
John R. Bartholdson, Trustee	$37,000	$132,000
Robert M. Hamje, Trustee	$36,000	$118,000
Jarrett B. Kling, Trustee	$37,000	$94,000
L. Kent Moore, Trustee	$62,000	$124,000
Julian F. Sluyters, Trustee 2	$0	$0
Walter W. Driver, Jr., Advisory Trustee 3	$37,000	$94,000

1
Other series funds of the Trust include Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio.

2	Since Mr. Sluyters is an officer of the Adviser, he receives no compensation from the Trust.

3
Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.  For his services, Mr. Driver is compensated at the same rate as compensation for Independent Trustees of the Trust.

Each Independent Trustee and Advisory Trustee receives the following:  $30,000 annual retainer; up to $1,000 for attendance at each special telephonic meeting of the Board, at the discretion of the Chairman of the Board; up to $3,000 for attendance at each special in-person meeting of the Board, at the discretion of the Chairman of the Board; plus related travel and out-of-pocket expenses.  In addition, the Chairman of the Board will receive $25,000 annually.

5% SHAREHOLDERS

As of October 21, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of a class of a Fund:

Fund	Percentage Ownership

Old Mutual Analytic Fund – Class A

MERRILL LYNCH	16.95%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Analytic Fund – Class C

MERRILL LYNCH	51.62%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Analytic Fund – Class Z

CHARLES SCHWAB & CO INC	28.88%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	13.61%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Old Mutual Analytic Fund – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	68.11%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

OLD MUTUAL CAPITAL	31.89%
FBO OLD MUTUAL U.S. HOLDINGS INC
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Copper Rock Emerging Growth Fund – Class A

PERSHING LLC	10.06%
PO BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Copper Rock Emerging Growth Fund – Class Z

NATIONAL FINANCIAL SERVICES CORP	41.53%
FBO EXCLUSIVE BENEF OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	10.46%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Old Mutual Copper Rock Emerging Growth Fund – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	53.18%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	16.57%
SPECIAL CUSTODY AC FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

SHEPHERD CENTER INC	15.62%
2020 PEACHTREE RD NW
ATLANTA GA 30309-1465

Old Mutual China Fund – Class A

MERRILL LYNCH	30.75%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual China Fund – Class C

MERRILL LYNCH	37.68%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual China Fund – Class Z

NATIONAL FINANCIAL SERVICES CORP	31.72%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	17.17%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Old Mutual China Fund – Institutional Class

JOHN PETER CLAY	69.20%
NEW YORK NY 10016-7303

DAVID FRANCIS KERR FINLAY	30.39%
NEW YORK NY 10128-1557

Old Mutual International Equity Fund – Class A

PERSHING LLC	32.86%
PO BOX 2052
JERSEY CITY NJ 07303-2052

RAUL GOMEZ & ANN GOMEZ TR U/A 12/27/2004	15.10%
MAX INTERAMERICAS DBP & TRUST
2740 W CANYON AVE
SAN DIEGO CA 92123-4646

MERRILL LYNCH	13.88%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual International Equity Fund – Class Z

STATE STREET BK & TR CO CUST	18.78%
IRA R/O FERNE KOOLPE
3073 PRICE CT
PALO ALTO CA 94303-4101

BRADFORD WHITE FISKE	16.42%
108 ARCH ST UNIT 801
PHILADELPHIA PA 19106-2217

Old Mutual International Equity Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION	38.71%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	32.21%
GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	21.90%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

As of October 21, 2009, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.

As of October 21, 2009, Old Mutual Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio, both located at 4643 South Ulster Street, Denver, Colorado 80237, held approximately 38% and 31% respectively of Old Mutual International Equity Fund.  As a result, votes cast by these Portfolios, series funds of the Trust, on matters submitted to a vote of shareholders, may represent a significant portion of the total votes cast, and therefore may affect the outcome of the vote.

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THE ADVISER

The Trust and Old Mutual Capital, Inc. (the “Adviser”) have entered into investment advisory agreements with respect to the Funds (the “Advisory Agreements”).  The Advisory Agreements provide certain limitations on the Adviser’s liability, but also provides that the Adviser will not be protected against any liability to the Trust or the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser is a wholly-owned subsidiary of OMUSH, which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-listed international financial services firm (“Old Mutual”).  Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance.  Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.  The principal address of the Adviser is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust’s administrator (the “Administrator”), is a wholly owned subsidiary of the Adviser (see the section entitled “The Administrator and Sub-Administrator” in this SAI for more details on Old Mutual Fund Services).  Old Mutual Investment Partners, the Trust’s distributor (the “Distributor”), is also a wholly owned subsidiary of the Adviser (see the section entitled “The Distributor” in this SAI for more details on Old Mutual Investment Partners).

The Advisory Agreements obligate the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust’s investment objectives, policies, and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board.  The Advisory Agreements also require the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers, and employees who serve as officers and executive employees of the Trust.  The Advisory Agreements provide that the Adviser is not responsible for other expenses of operating the Trust.  From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the Trust’s outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose.  The Advisory Agreements may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by a vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days’ written notice to the Trust.  An Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets as set forth in the table below.  The investment advisory fee is calculated based on a Fund's net assets as a whole, and are then allocated among a Fund's respective classes based on their relative net assets.

Fund	Management Fee	Asset Level
Analytic Fund	0.950%	All asset levels

China Fund	1.350% 1.325% 1.300% 1.275%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion

Copper Rock Emerging Growth Fund	0.900%	All asset levels

International Equity Fund	1.000% 0.975% 0.950% 0.925%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion

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In addition, in the interest of limiting the expenses of the Funds, the Adviser has signed expense limitation agreements with the Trust on behalf of the Funds (“Expense Limitation Agreements”) pursuant to which the Adviser has agreed to reduce the fees payable to it under the Advisory Agreements and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Fund’s average daily net assets) (“Expense Limit”) as set forth in the table below.

	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Analytic Fund	1.25%	1.55%	2.30%	1.30%	December 31, 2010
	2.75%	3.00%	3.75%	2.75%	December 31, 2019
China Fund	1.40%	1.95%	2.70%	1.70%	December 31, 2009
	2.75%	3.00%	3.75%	2.75%	December 31, 2018
Copper Rock Emerging Growth Fund	1.22%	1.67%	N/A	1.42%	December 31, 2010
	2.75%	3.00%	N/A	2.75%	December 31, 2019
International Equity Fund	1.02%	1.52%	N/A	1.27%	December 31, 2010
	2.75%	3.00%	N/A	2.75%	December 31, 2019

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For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 the management fee for a Fund, the amount waived by the Adviser, and the actual net fee paid by a Fund were as follows:

	Fiscal year ended July 31, 2007			Fiscal year ended July 31, 2008			Fiscal year ended July 31, 2009
	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid

Analytic Fund	$8,173,560	$3,329,286	$4,844,274	$7,658,476	$1,660,461	$5,998,015	$2,704,280	$697,251	$2,007,029
China Fund	$583,098	$147,900	$435,198	$928,757	$248,251	$680,506	$410,751	$204,008	$206,743
Copper Rock Emerging Growth Fund	$817,561	$189,970	$627,591	$724,547	$172,448	$552,099	$457,553	$35,637	$421,916
International Equity Fund	$87,799	$119,522	($31,723)	$913,873	$306,426	$607,447	$709,523	$409,053	$300,470

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THE SUB-ADVISERS

The Trust, on behalf of the Funds, and the Adviser have entered into sub-advisory agreements with Acadian Asset Management, LLC, Analytic Investors, LLC, Clough Capital Partners, LP, and Copper Rock Capital Partners, LLC (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).  The sub-advisory agreements provide certain limitations on a Sub-Adviser’s liability, but also provide that a Sub-Adviser will not be protected against any liability to a Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Acadian Asset Management LLC (“Acadian”)

The Trust, on behalf of Old Mutual International Equity Fund (the “Fund”), and the Adviser have entered into a sub-advisory agreement with Acadian.  For the services provided and expenses incurred pursuant to the sub-advisory agreement, Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60% of the average daily net assets so managed, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

Compensation.  The compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key Employee Limited Partnership.  Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian’s financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution.

Fund Shares Owned by the Portfolio Managers.  As of July 31, 2009, none of Acadian’s portfolio managers owned any shares of the Fund.

Other Accounts.  As of July 31, 2009, Acadian’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Dr. Gary L. Bergstrom	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

Brendan O. Bradley	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

John R. Chisholm	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

Matt J. Cohen	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

Ronald D. Frasure	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

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Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives.  In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts.  An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts.  However, the investment may not be available in sufficient quantity for all of the accounts to participate fully.  In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts.  The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund.  A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.  A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.  Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team. .

Analytic Investors, LLC (“Analytic”)

The Trust, on behalf of the Old Mutual Analytic Fund (the “Fund”), and the Adviser have entered into a sub-advisory agreement with Analytic.  For the services provided and expenses incurred pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee computed and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund.

Compensation.   Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.  Additionally, Analytic provides annual profit sharing incentives, with a 5-year vesting period.

Fund Shares Owned by the Portfolio Managers.  The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of July 31, 2009.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Analytic Fund
Dennis M. Bein	$1-$50,000
Harindra de Silva	$100,001-$500,000
David Krider	None
Gregory McMurran	$100,001-$500,000
Yigal Newman	None
Steven Sapra	None
Ram Willner	None

Other Accounts.  As of July 31, 2009, Analytic’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Dennis M. Bein	13 (0)	$3,324.1 ($0)	19 (9)	$2,431.1 ($1,487.2)	35 (13)	$2,487.1 ($924.1)

Harindra de Silva	15 (0)	$3,528.0 ($0)	19 (10)	$2,478.3 ($1,493.4)	32 (13)	$2,599.3 ($924.1)

David Krider	6 (0)	$487.7 ($0)	4 (1)	$204.8 ($6.1)	3 (2)	$383.4 ($222.6)

Gregory McMurran	6 (0)	$512.7 ($0)	2 (1)	$108.3 ($6.1)	2 (0)	$171.9 ($0)

Yigal Newman	5 (0)	$388.3 ($0)	0 (0)	$0 ($0)	0 (0)	$0 ($0)

Steven Sapra	10 (0)	$3,162.9 ($0)	12 (6)	$1,805.7 ($1,149.2)	30 (8)	$2,190.6 ($627.6)

Ram Willner	4 (0)	$343.8 ($0)	2 (1)	$108.3 ($6.1)	2 (0)	$171.9 ($0)

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Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other account, on the other.  The other account may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

Clough Capital Partners, LP (“Clough”)

The Trust and the Adviser have entered into an interim investment sub-advisory agreement with Clough related to the Old Mutual China Fund (the “Fund”).  For the services provided and expenses incurred pursuant to the agreement, Clough is entitled to receive from the Adviser a sub-advisory fee computed and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

Compensation.   Portfolio manager compensation consists of a fixed salary, an employee benefits package, and a bonus.  The salary is designed to be competitive with asset managers of similar size and investment focus.  The portfolio manager’s bonus, which can be a significant portion of overall compensation, is determined annually by Clough’s partners and is based partially on individual performance and partially on firm profitability.

Fund Shares Owned by the Portfolio Manager.   As of July 31, 2009, Clough’s portfolio manager did not own any shares of the Fund.

Other Accounts.   As of July 31, 2009, Clough’s portfolio manager was responsible for the day-to-day management of certain other accounts, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based, in part, on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Eric A. Brock	3 (0)	$2,047 ($0)	4 (4)	$463.6 ($463.6)	2 (1)	$164.6 ($159.2)

Conflicts of Interest. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have a similar investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby the portfolio manager could favor one account over another.  Another potential conflict could include the portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of another account and to the disadvantage of the Fund.  Clough has adopted trade order and allocation policies and procedures that are designed to manage funds and accounts that share a similar investment style, and to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is no guarantee, however, that the policies and procedures adopted by Clough will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Copper Rock Capital Partners, LLC (“Copper Rock”)

The Trust, on behalf of Old Mutual Copper Rock Emerging Growth Fund (the “Fund”), and the Adviser have entered into a sub-advisory agreement with Copper Rock.  For the services provided and expenses incurred pursuant to the sub-advisory agreement, Copper Rock is entitled to receive from the Adviser a sub-advisory fee computed and paid monthly at an annual rate of 0.60% of the average daily net assets of the Fund.

Compensation.  All Copper Rock investment professionals have equity ownership in the firm along with a competitive salary, and a yearly bonus. Bonuses and equity ownership have the opportunity to be substantial with strong investment performance coupled with the financial success of the firm.

Fund Shares Owned by the Portfolio Managers.  As of July 31, 2009, none of Copper Rock’s portfolio managers owned any shares of the Fund.

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Other Accounts.  As of July 31, 2009, Copper Rock’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million

David Cavanaugh	12 (0)	$536 ($0)	2 (0)	$84 ($0)	38 (1)	$941 ($54)

Greg Poulos	12 (0)	$536 ($0)	2 (0)	$84 ($0)	38 (1)	$941 ($54)

Tucker M. Walsh	12 (0)	$536 ($0)	2 (0)	$84 ($0)	38 (1)	$941 ($54)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other account, on the other.  The other account may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

Sub-Advisory Agreements

Each sub-advisory agreement obligates a Sub-Adviser to: (i) manage the investment operations of the assets managed by the Sub-Adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with a Fund’s investment objective, policies and limitations; (ii) provide supervision of the assets managed by the Sub-Adviser and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of a Fund and what portion of the assets managed by the Sub-Adviser will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of a Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of each sub-advisory agreement after the first two years must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose.  Each Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  Each sub-advisory agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

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THE DISTRIBUTOR

Old Mutual Investment Partners (the “Distributor”), a wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the “Distribution Agreement”), pursuant to which the Distributor serves as principal underwriter for the Trust’s shares.  The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and a Service Plan.  The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

The amount retained on the sale of Fund shares by the Distributor from sales loads and contingent deferred sales charges ("CDSCs"), as applicable, with respect to each applicable share class, for the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 is set forth below.

	Amount Retained
Fund - Class	July 31, 2007	July 31, 2008	July 31, 2009

Analytic
Class A	$148,000	$44,000	$4,000
Class C	$18,000	$83,000	$9,000

China
Class A	$25,000	$26,000	$16,000
Class C	$14,000	$15,000	$2,000

Copper Rock Emerging Growth
Class A	$1,000	$1,000	$2,000

International Equity
Class A	$1,000	$2,000	$0

The Distribution Agreement is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not “interested persons” (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days’ written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares.  The Trust has also adopted Service Plans to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares.  Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of a Fund and (ii) 0.75% of the average net asset value of the Class C shares of a Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A and Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current Prospectuses or this SAI, and interest and other financing costs.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  The Class A and Class C Service Plan is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers.  Currently, Class A and Class C shares are authorized to pay the maximum amount of service fees.

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The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, sub-administrator, Adviser, or Sub-Advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

The following table reflects a Fund’s payment of fees pursuant to the Distribution Plans and the Service Plans for the fiscal year ended July 31, 2009.

	Distribution Plan	Service Plan
	Class C *	Class A	Class C
Analytic Fund	$617,707	$365,211	$205,902
China Fund	$48,020	$29,923	$16,007
Copper Rock Emerging Growth Fund	N/A	$13,903	N/A
International Equity Fund	N/A	$2,048	N/A

*  Pershing LLC and Merrill Lynch are paid 12b-1 fees pursuant to the Distribution Plan for Class C shares and each own more than 5% of Class C shares of one or more of the Funds through accounts held for the benefit of others.

The following table reflects the manner in which the Distribution Plan payments for Class C shares detailed in the previous table were spent.

Advertising	$87,543
Printing and mailing of prospectuses to other than current shareholders	$23,300
Compensation to Distributor	$0
Compensation to broker-dealers	$206,043
Compensation to sales personnel	$280,604
Interest, carrying, or other financing charges	$0
Other	$68,237

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the “Administrator”) entered into an Administrative Services Agreement (the “Administrative Agreement”), pursuant to which the Administrator oversees the administration of the Trust’s and the Funds’ business and affairs, including regulatory reporting and all necessary office space, equipment, personnel, and facilities, as well as services performed by various third parties.  The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.  Under the Administrative Agreement, as compensation for all services rendered and facilities provided, the Trust shall pay the Administrator a fee per Fund of the average daily net assets of each Fund calculated in accordance with the following schedule:

Average Daily Net Assets	Annual Fee Rate
$0 to $500 Million	0.10%
>$500 Million up to $1 Billion	0.09%
>$1 Billion up to $1.5 Billion	0.08%
>$1.5 Billion	0.07%

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties.  The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days’ prior written notice to the other party.

For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 the Trust paid $1,503,338, $1,726,755, and $878, 575 and respectively, in administration fees to the Administrator.

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The Administrator and SEI Investments Global Funds Services (“SEI”) entered into a sub-administrative services agreement (the “SEI Sub-Administration Agreement”), pursuant to which SEI assists the Administrator in connection with the administration of the business and affairs of the Trust.  SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in SEI.  SEI was organized as a Delaware business trust and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456.  Under the SEI Sub-Administration Agreement, the Administrator pays SEI fees at an annual rate calculated as follows:  the greater sum (higher value) which results from making the following calculations (i) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund of: (A) 0.0165% of the first $10 billion, plus (B) 0.0125% of the next $10 billion, plus (C) 0.010% of the excess over $20 billion and (ii) a fee based on the aggregate number of series of the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds.  The SEI Sub-Administration Agreement provides that SEI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of SEI in the performance of its duties.  The SEI Sub-Administration Agreement will renew each year unless terminated by either party upon not less than 90 days’ prior written notice to the other party.  The SEI Sub-Administration Agreement was terminated, effective November 2, 2007.

For the fiscal years ended July 31, 2007 and July 31, 2008 the Administrator paid SEI $592,662 and $166,019 respectively, in sub-administrative fees applicable to the Trust.

The Administrator and The Bank of New York Mellon (“BNY Mellon”) entered into a sub-administration and accounting agreement (the “BNY Mellon Sub-Administration Agreement”), pursuant to which BNY Mellon is obligated to provide administrative assistance to the Administrator in connection with the business and affairs of the Trust beginning on November 5, 2007.  BNY Mellon has its principal business offices at One Wall Street, New York, NY 10286.  Under the BNY Mellon Sub-Administration Agreement, the Administrator pays BNY Mellon the following fees:  annual rates, based on the combined average daily gross assets of the Old Mutual Complex, of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion.  For funds within the Old Mutual Complex that are managed as a “fund of funds”, these fees apply only at the underlying fund level.  In addition, the Administrator pays BNY Mellon the following annual fees:  (1) $35,000 for each fund managed as a “fund of funds”; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex.  Certain minimum fees apply.  The BNY Mellon Sub-Administration Agreement provides that BNY Mellon shall not be liable for any costs, damages, liabilities or claims incurred by BNY Mellon except those arising out of BNY Mellon’s or its delegee’s or agent’s (if such delegee or agent is a subsidiary of BNY Mellon) negligence or willful misconduct or BNY Mellon’s failure to act in good faith.  In no event shall BNY Mellon be liable to the Administrator or any third party for special, indirect or consequential damages.  The BNY Mellon Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty (60) days’ prior written notice to the other party.

For the fiscal year ended July 31, 2008 and July 31, 2009, the Administrator paid BNY Mellon $597,326 and $607,004 respectively in sub-administrative fees applicable to the Trust.

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. (the “Transfer Agent”), P.O. Box 219398, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

The Administrator served as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust through September 16, 2008.  For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 the Trust paid $42,723, $71,110, and $18,693 respectively, net of any reimbursements, in fees to the Administrator for these services. Old Mutual Shareholder Services, Inc. (“OM SSI”), an affiliate of the Adviser, served as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OM SSI and the Administrator through June 10, 2007.  The principal place of business of OM SSI is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.  For the fiscal year ended July 31, 2007, the Administrator paid $42,738, net of any reimbursements, in sub-shareholder servicing fees to OM SSI.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements.  These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust and related services as the Trust or the beneficial owners may reasonably request.  In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Trust.

In addition, from time to time, the Trust may pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC).  To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell a Fund’s shares.

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CUSTODIAN

BNY Mellon also serves as the custodian for the Funds.  The custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Trust.  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, serves as the independent registered public accounting firm of the Trust.

FUND TRANSACTIONS

The Adviser and Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds.  It is the policy of the Adviser and Sub-Advisers to obtain the “best execution” of their clients’ securities transactions.  The Adviser and Sub-Advisers strive to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect prevailing market rates.  In addition, the Adviser and Sub-Advisers will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, and responsiveness. The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  In the case of securities traded in the over-the-counter market, the Adviser and Sub-Adviser expect normally to seek to select primary market makers.

For the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009 the Funds paid the following in aggregate brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions on Portfolio Transactions
	July 31, 2007	July 31, 2008	July 31, 2009
Analytic Fund	$2,970,349	$3,871,482	$2,267,331

China Fund	$361,674	$456,663	$143,518

Copper Rock Emerging Growth Fund	$477,112	$510,409	$481,236

International Equity Fund	$24,907	$153,488	$178,999

The Adviser and Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers.  These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

For the fiscal year ended July 31, 2009, the Adviser and the Sub-Advisers, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of the Funds to brokers because of research services provided.  The following table indicates the amount of these transactions and related commissions paid during this period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

	Amount of Transactions to Brokers Providing Research	Related Commissions
Analytic Fund	$0	$0

China Fund	$669,125	$1,336

Copper Rock Emerging Growth Fund	$19,609,094	$31,139

International Equity Fund	$56,255,906	$12,866

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Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Agreements.  If, in the judgment of the Adviser or Sub-Advisers, the Funds or other accounts managed by the Adviser or Sub-Advisers will be benefited by supplemental research services, the Adviser and Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser and Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account.  In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

A Fund may request that the Adviser or Sub-Advisers direct a Fund’s brokerage to offset certain expenses of the Fund.  The Adviser or Sub-Advisers will attempt to fulfill directed brokerage subject to achieving best execution.  Although the Adviser or Sub-Advisers attempt to satisfy a Fund’s direction requests, there can be no guarantee that it will be able to do so.  In certain circumstances, the directed broker may not offer the lowest commission rate.  This may cause a Fund to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund’s generated brokerage commissions, the Adviser and Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund’s behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the best price and execution, or to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Adviser.  In cases where a Fund has instructed the Adviser or Sub-Adviser to direct brokerage to a particular broker or dealer, orders for the Fund may be placed after brokerage orders for accounts that do not impose such restrictions.

The SEC requires the Trust to provide certain information on the securities of the Funds’ regular brokers or dealers (or their parents) held by the Funds during their most recent fiscal year.  The following table identifies those brokers or dealers and the value of the Funds’ aggregate holdings of the securities of each such issuer as of July 31, 2009.

	Broker-Dealer	Aggregate Value
Analytic Fund	Bank of America Blackrock Charles Schwab Franklin Resources Invesco T. Rowe Price Group TD Ameritrade Holdings	$2,212,000 $2,160,000 $2,162,000 $2,473,000 $400,000 $2,863,000 $113,000

China Fund	None	$0

Copper Rock Emerging Growth Fund	Affiliated Managers Group Greenhill & Co. MF Global Ltd.	$890,000 $645,000 $981,000

International Equity Fund	Barclays Capital Credit Suisse Group Daiwa Securities Group Icap Macquarie Group Ltd. Takagi Securities Tullett Prebon Uob-Kay Hian Holdings	$746,000 $857.000 $170,000 $416,000 $624,000 $19.000 $75.000 $24,000

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC.  Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation.  These rules further require that commissions paid to the Distributor by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

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Consistent with the Conduct Rules of NASD, Inc. (“NASD”), Rule 12b-1(h) under the 1940 Act and subject to seeking best execution and in accordance with policies and procedures adopted by the Board, the Adviser or Sub-Adviser may select broker-dealers to execute Fund portfolio transactions that promote or sell a Fund’s shares.  Those policies and procedures are reasonably designed to prevent the Adviser’s or Sub-Adviser’s personnel from taking into account such promotion or sale of Fund shares and shares of any other mutual fund it advises in selecting broker-dealers to execute a Fund’s portfolio transactions.  Neither the Trust, Adviser, Sub-Adviser, nor Distributor may enter into any agreement or other understanding under which the Trust directs, or is expected to direct, portfolio securities transactions to a broker or dealer in consideration for such promotion or sale of such shares.

Code of Ethics.  The Trust, Adviser, Sub-Advisers, and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds.  The codes of ethics allow trades to be made in securities that may be held by the Funds.  However, they prohibit a person from taking advantage of trades of shares of a Fund or from acting on inside information.  In addition, the Board reviews and approves the codes of ethics of the Trust, Adviser, Sub-Advisers, and Distributor and any material amendments thereto.  The Board also reviews annual reports on issues raised under the Trust’s, Adviser’s, Sub-Advisers’, and Distributor’s codes of ethics during the previous year.

Proxy Voting.  The Board has adopted Proxy Voting Guidelines (the “Guidelines”) to determine how to vote proxies relating to portfolio securities.  The Guidelines are attached to this SAI as Exhibit B.  In general, the Guidelines seek to vote proxies in a manner that maximizes the value of a Fund’s investments.  The Guidelines generally assign proxy voting responsibilities for a Fund to the Adviser or Sub-Advisers.  Also included in Exhibit B to this SAI are the proxy voting policies for the Adviser and Sub-Advisers.  Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available (i) on the Trust’s website at oldmutualfunds.com; (ii) without charge, upon request, by calling toll-free 888.772.2888; and (iii) on the SEC’s website at http://www.sec.gov.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for a Fund and may create additional series funds and additional classes of the Trust.  Each share of a Fund represents an equal proportionate interest in a Fund with each other share.  Shares of a Fund are entitled upon liquidation to a pro rata share in the net assets of a Fund available for distribution to shareholders.  Shareholders have no preemptive rights.  All consideration received by the Trust for shares of a Fund and all assets in which such consideration is invested would belong to a Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each share held by the shareholder.  Shareholders of the Funds will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants.  Shareholders of any particular class of the Trust will vote separately on matters relating solely to such class and not on matters relating solely to any other class or classes of the Trust.  The Trust is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.  The  Agreement and Declaration of Trust (“Trust Agreement”) provides that the Trustees of the Trust will hold office during the existence of the Trust, except as follows: (i) any Trustee may resign or retire; (ii) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (iii) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (iv) any Trustee who has died will be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware statutory trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust.  The Trust Agreement and By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

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The Governing Instruments provide indemnification for current and former Trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law.  Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business.  Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares of the Funds are offered on a continuous basis.

The Funds are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

Shares of a Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor, and the Transfer Agent will not be responsible for any loss, liability, cost, or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine.  The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

PURCHASES

The Funds reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.  For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market.  Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers, and employees of the Adviser, the Sub-Adviser, and their affiliated companies).  In such event, the Board would determine whether such discontinuance is in the best interests of a Fund and its shareholders.

Under unusual circumstances, an investor may purchase shares of a Fund with investment securities acceptable to a Fund.  The Distributor will inform the investor of the securities acceptable to a Fund.  Purchases by affiliated persons of a Fund may only be made after receiving Board and regulatory approval, as required.  An in-kind purchase must be consistent with the following:  (1) an in-kind purchase must not dilute the interests of existing shareholders; and (2) the in-kind consideration accepted by a Fund must consist of securities that are appropriate, in type and amount, for investment by a Fund in light of its investment objective, policies, restrictions, and current holdings.  The method of valuing securities used to make purchases in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value” and such valuation will be made as the same time the purchase price is determined.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Fund’s public offering price.

Institutional Class

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in a Fund:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund provided they sign an LOI, committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares, if available.  If Class Z shares are not offered by the Fund, the Fund may convert your Institutional Class shares to Class A shares at net asset value, if available.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

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The Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If a Fund closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.

If you agree to invest at least $100,000 in Institutional Class shares of a Fund and sign an LOI, you confirm your intent to purchase at least $1 million of Institutional Class shares of the Fund in which you have chosen to invest over a twelve month period.  By signing the LOI, you also agree that in the event you do not fulfill the terms of the LOI, we may convert your Institutional Class shares of the Fund to another share class or redeem your shares.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Funds’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner .

Initial Sales Charges – Class A Shares

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of a Fund’s shares.  Class A shares of a Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

Large Purchases Of Class A Shares

Investors who purchase $1 million or more of Class A shares of a Fund do not pay an initial sales charge.  However, such purchases may be subject to a 1% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within one year after purchase, as described in the Funds’ Class A and Class C Prospectus.

Class A Purchases Eligible For Reductions of Initial Sales Charges

The Class A and Class C Prospectus describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors.  The following information supplements the descriptions in the Class A and Class C Prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation, and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

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Letters of Intent

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent (“LOI”).  The LOI confirms your intention as to the total investment to be made in Class A shares of all retail mutual funds advised by the Adviser (“Old Mutual Funds”), except Old Mutual Cash Reserves Fund, within the following 13 consecutive months.  By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “Choosing a Share Class” in the Fund’s Class A and Class C Prospectus.  It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge.  The offering price may be reduced further as described under “Rights of Accumulation” (below) if you advise the Trust of all other accounts at the time of your investment.  Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.  At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request.  Such a revision will not change the original expiration date.  By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below.  Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI.  The LOI effective date will be the date of the first purchase within the 90-day period.  The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.  Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share).  All dividends and any capital gain distributions on the escrowed shares will be credited to you.  All shares purchased, including those escrowed, will be registered in your name.  If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.  If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased.  If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the Transfer Agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor.  If at any time before completing the LOI program you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected.  If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of Old Mutual Funds, except Old Mutual Cash Reserves Fund.  To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of Old Mutual Funds that you own, calculated at their then current public offering price.  If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies.  For example, if you already own qualifying shares of Old Mutual Funds with a value of $80,000 and wish to invest an additional $40,000 in one of the Funds with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.  To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.  In addition, the Trust may request account statements if it is unable to verify your account information.

Concurrent Purchases

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

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Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested.  You must ask for such privilege at the time of reinvestment.  A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable.  If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested.  A Fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  This privilege may only be exercised once each year by a shareholder with respect to a Fund.

If you are assessed a CDSC in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares in any one of the same fund of the Trust within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional CDSC upon subsequent redemption.  In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

Payments to Dealers

The Distributor may make the following payments to selected dealers of record of purchases for Class A shares totaling $1 million or more: 1.00% on amounts to $5 million, 0.50% on amounts over $5 million and up to $10 million, and 0.25% on amounts over $10 million.  These purchases may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period.  The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition, the Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares of the Fund at the time of such sale.  Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares.  Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan.  Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan.  See the section entitled “The Distributor” in for more information.

Purchases of Class C Shares

Class C shares of Old Mutual Analytic Fund and Old Mutual China Fund are sold at net asset value without an initial sales charge, but are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Funds reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

General Information Regarding Purchases

A purchase order will be effective as of the day received from your broker, dealer, or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time.  Payment may be made by check or readily available funds.  The price per share you will pay to invest in a Fund is its public offering price next calculated after the Transfer Agent or other authorized representative accepts your order.  Purchases will be made in full and fractional shares of a Fund calculated to three decimal places.  The Trust will not issue certificates representing shares of a Fund.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the transfer agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust.  The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of a Fund or its shareholders to accept such an order.

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Sample Calculation of Maximum Offering Price

Class A shares of the Funds are sold with a maximum initial sales charge of 5.75%.  Institutional Class, Class C, and Class Z shares of the Funds are sold at NAV without any initial sales charges.  The following table shows the maximum offering price per share of Class A shares of the Funds, using the NAV per share as of July 31, 2009.

Class A Shares	NAV per share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public

Analytic Fund	$8.68	$0.53	$9.21

China Fund	$16.32	$1.00	$17.32

Copper Rock Emerging Growth Fund	$7.71	$0.47	$8.18

International Equity Fund	$7.67	$0.47	$8.14

REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution.  Your broker-dealer or financial institution may charge you a fee for this service.  The redemption price of Class A shares and Class C shares subject to a CDSC will be reduced by any applicable contingent deferred sales charge.  The CDSC may be deducted from your redemption proceeds or from your account balance.  If no preference is stated at the time of redemption, the CDSC will be deducted from the redemption proceeds.  Redemption orders received by the transfer agent prior to 4:00 p.m. Eastern Time on any business day will be effective that day.  The redemption price of shares is the NAV of a Fund next determined after the redemption order is effective less any applicable deferred sales charge.  Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

Generally, a Fund will not charge any fees to redeem your shares.  Your broker-dealer or other financial institution may charge you a service fee for handling redemption transactions.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below.  The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect fund operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section entitled “Determination of Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.  Shareholders may incur brokerage charges, and may realize taxable gain or loss, on the sale of any such securities so received in payment of redemption and will be exposed to market risk until the securities are converted to cash.  In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Fund at the beginning of such 90-day period.  Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC or by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.  The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Sub-Administrator, the Transfer Agent, and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

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CDSCs Applicable to Redemptions of Class A Shares

A CDSC applies to purchases of $1 million or more of Class A shares of a Fund that are redeemed within 12 months of the date of purchase.  This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more.  In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase.  No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC Exceptions for Large Purchases of Class A Shares

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

•	on exchanges of shares of certain other funds (see “Purchases and Redemptions of Shares – Redemptions – Exchange Privileges”);

•	on purchases subject to the reinstatement privilege (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”); or

•	on purchases made in connection with a merger, consolidation, or acquisition of assets of a Fund.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any business day at the NAV next determined following receipt of the redemption order, less a 1.00% (subject to change) CDSC.  No CDSC will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a CDSC is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased.  The applicable CDSC will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	if you redeem shares acquired through reinvestment of dividends and distributions;

•	on increases in the NAV of your shares;

•
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”);

•	upon the death or post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986) of the shareholder or plan participant;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•
on redemptions through a systematic withdrawal plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10.00% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the systematic withdrawal plan; or

•	on the liquidation of a shareholder’s account by the Trust for failure to maintain the required minimum account balance.

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Redemption/Exchange Fee

See the Funds’ Prospectus for details of any redemption/exchange fee.

Redemption by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.  Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

Shareholder Inquiries and Services Offered

If you have any questions about the Funds or the shareholder services described herein, contact your broker-dealer or financial adviser.  The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders.  You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least 10 days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork.  You can utilize these plans by simply completing the appropriate section of the Account Application.

(1)           SYSTEMATIC INVESTMENT PLAN (“SIP”).  A SIP is a convenient way for you to purchase shares in a Fund at regular monthly or quarterly intervals selected by you.  A SIP enables you to achieve dollar-cost averaging with respect to investments in a Fund despite its fluctuating NAV through regular purchases of a fixed dollar amount of shares in the Fund.  Dollar-cost averaging brings discipline to your investing.  Dollar-cost averaging results in more shares being purchased when a Fund’s NAV is relatively low and fewer shares being purchased when the Fund’s NAV is relatively high, thereby helping to decrease the average price of your shares.  Two SIPs are offered – SIP-I and SIP-II. Investors who establish a SIP-I may open an account with a minimum balance of $500 and additional monthly systematic investments of at least $25.  Investors who establish a SIP-II may open an account with no minimum initial investment if the monthly systematic additional investment is at least $50.  Your systematic investment in a Fund designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select.  A SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2)           SYSTEMATIC WITHDRAWAL PLAN.  The systematic withdrawal plan provides a convenient way for you to receive current income while maintaining your investments in a Fund.  The systematic withdrawal plan permits you to have payments of $50 or more automatically transferred from your account(s) in a Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis.  The systematic withdrawal plan also provides the option of having a check mailed to the address of record for your account(s).  In order to start a plan, you must have a minimum balance of $5,000 in any account using this feature.  Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter, or semi-annual period you select.   You may realize a taxable gain or loss on a withdrawal.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to federal funds, you may exchange some or all of your shares for shares of the same class of other Old Mutual Funds currently available to the public. See the “Your Investment – General Policies” section of the Prospectuses for limitations on exchanges.  You may realize a taxable gain or loss on an exchange.

Generally, you may exchange your shares for shares of the same class of other Old Mutual Funds at NAV.  Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares.

Class A shares of a Fund may be exchanged for Class A shares of any of the other Old Mutual Funds at relative net asset value without payment of sales charges.  See the “Purchases, Redemptions and Pricing of Shares – Initial Sales Charges – Class A Shares” section of this SAI for more information.

The minimum investment requirements, as set forth in the section entitled “Purchases, Redemptions, and Pricing of Shares – Minimum Investment”, also apply to exchanges.

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Exchange of Shares Subject to a CDSC

If you exchange shares that are subject to a CDSC, the exchange transaction will not be subject to the CDSC.  However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days’ notice.  Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of a Fund may legally be sold.

Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Funds.

(1)           TRADITIONAL IRAs.  You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA; or (ii) ”rolling-over” to an IRA monies from other IRAs or lump sum distributions from a qualified retirement plan.  If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $ 5 ,000 per year of your earned income in any of the Funds.  You may also invest up to $ 5 ,000 per year in a spousal IRA if your spouse has no earned income.   These contribution limits are adjusted for inflation in $500 increments.  Individuals age 50 and older may make an additional $1,000 catch-up contribution after the maximum contribution has been made.   There is a $10.00 annual maintenance fee charged to traditional IRA investors.  If you maintain IRA accounts in more than one Fund, you will only be charged one fee.  This fee can be prepaid or will be debited from your account if not received by the announced deadline.  Please see the information below for changes to the annual contribution limit.

(2)           ROTH IRAs.  Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free.  Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA.  Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

(3)           SEP-IRAs.  If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”).  A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4)           401(a) KEOGH AND CORPORATE RETIREMENT PLANS.  Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5)           401(k) PLANS.  Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6)           403(b) PLANS.  Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

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Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

(1)           Coverdell Education Savings Accounts (“ESAs”) (formerly Education IRAs).  ESAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries.  The contribution limit that applies to ESAs is $2,000.  In addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software, and Internet access for a child.  The phase-out for married couples filing a joint return for making contributions to these plans applies to couples with adjusted gross income between $190,000 and $220,000.  Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses.  Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs.  The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2)           UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS.  By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3)           CUSTODIAL AND FIDUCIARY ACCOUNTS.  The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer, or financial adviser.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust may impose an annual $12.00 minimum account balance charge if the value of your account drops below $1,000.  This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans, or shareholders who consent to receive account statements and regulatory filings electronically.  You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least $1,000 before the annual $12.00 minimum account fee is charged.  The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000.

For non-retirement accounts, if the value of your investment in a Fund falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption; your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class.  A Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of that class.  NAV is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any business day.  Once a Fund reaches a certain asset size, its NAV will be listed in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Funds are valued by BNY Mellon, the Funds’ sub-administrator (the “Sub-Administrator”).  The Sub-Administrator will use an independent pricing service to obtain valuations of securities.  The pricing service relies primarily on prices of actual market transactions as well as trade quotations.  The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price.  Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price.  Other securities are quoted at the last bid price.  In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded.  If there are no transactions in a security during the day, it is valued at the official closing price or if none, at the most recent bid price.  However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices.  Short-term obligations are valued at amortized cost.  Securities and other assets held by the Funds for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

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TAXES

Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the tax implications to shareholders and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks, and tax-exempt organizations).  In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund elects to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from “qualified publicly traded partnerships” (the “Income Requirement”).  Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer)  and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies) or in securities of one or more “qualified publicly traded partnerships.”  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for (i) the dividends-received deduction (“DRD”), in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

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Fund Transactions and Distributions

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain may be recognized prior to actual disposition as a result of certain constructive sales, including short sales “against the box.”  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund recognizing the gain elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (i) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (ii) the transaction is a straddle within the meaning of Section 1092 of the Code; (iii) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (i) prior inclusions of ordinary income items from the conversion transaction; and (ii) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to a Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable) if (i) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used; (ii) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes, and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

The Funds may enter into notional principal contracts, including, but not limited to, interest rate swaps, caps, floors, and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

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The Funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, if it invests in marketable stock of a PFIC, a Fund may make a mark-to-market election with respect to such stock.  Pursuant to such election, a Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that a Fund included in income in previous years.  Under Treasury Regulations, solely for purposes of Code Sections 1291 through 1298, a Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If a Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, the Fund will be subject to an interest charge in addition to federal income tax at ordinary rates on (i) any "excess distribution" received on the stock of the PFIC, or (ii) any gain on the disposition of PFIC stock that was acquired in an earlier taxable year. Any portion of a PFIC distribution that is not an "excess distribution" will be included in the Fund's investment company taxable income and will not be taxable to the Fund to the extent that it distributes the income to its shareholders.

The Funds anticipate distributing substantially all of their investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gains rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

With respect to dividends earned by a Fund and whether such dividends may be passed through to Fund shareholders, no dividend will constitute a qualified dividend (i) if it has been paid with respect to any share of stock that the distributing Fund has held for less than 61 days (91 days, in the case of certain preferred stock) during the 121-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 60 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) if the noncorporate shareholder fails to meet the holding period requirements set forth in (i) with respect to its shares in the Fund to which the dividend is attributable; or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if (i) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States; (ii) the foreign corporation is incorporated in a possession of the United States; or (iii) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.  In general, dividends paid on a Fund’s various share classes are calculated at the same time and in the same manner.  In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

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Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which a Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Funds may either retain or distribute to shareholders their net capital gain for each taxable year.  The Funds currently intend to distribute any such amounts.  If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by the Funds that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Funds will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends, and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has failed to provide a correct taxpayer identification number; (ii) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (iii) who has failed to certify to a Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

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Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income (including foreign currency and mark to market adjustments on PFICs) for the one-year period ended on October 31 of such calendar year.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including pursuant to a systematic withdrawal plan or exchange of shares of the Fund for shares of another Fund or other Old Mutual Fund ) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the DRD for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of a Fund; (ii) disposes of such shares less than 91 days after they are acquired; and (iii) subsequently acquires shares of a Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign noncorporate shareholder, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

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EXHIBIT A

CREDIT RATINGS

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

A	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following three designations to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime 1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
Prime 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.
Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.
Note:  Canadian issuers rated Prime-1 or Prime-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1.           Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.           Nature of and provisions of the obligation;

3.           Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, or operating company and holding company obligations.)   Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-):  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3. A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA
Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  “AA” ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  “A” ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB
Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” ratings signal imminent default.

DDD,DD,D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

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International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.
Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

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EXHIBIT B

OLD MUTUAL FUNDS
OLD MUTUAL CAPITAL, INC.
OLD MUTUAL FUND SERVICES

PROXY VOTING GUIDELINES

Each of the Old Mutual Funds has adopted these Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”).  The Funds recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders’ assets.

The Funds believe that the voting of proxies for issuers of securities held in Fund portfolios is an economic asset that has direct investment implications.  Moreover, the Funds believe that each portfolio’s investment adviser or sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.  Consequently, the Fund generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Fund portfolio.  In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a Fund portfolio that invests in voting securities.  If an investment adviser to a Fund portfolio that invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others.  In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio’s assets.

The Funds’ Guidelines as they relate to certain common proxy proposals are summarized below along with the Funds’ usual voting practice.  As previously noted, an adviser or sub-adviser to a Fund will only be required to follow these Guidelines if it does not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

The Funds generally vote FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

The Funds generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; (7) require two candidates per board seat; (8) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

The Funds will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

Approval of Independent Auditors

The Funds generally vote FOR proposals seeking to ratify the selection of auditors.

The Funds will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

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Shareholder Rights

The Funds generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

The Funds generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

The Funds will evaluate on a case-by-case basis proposals seeking (1) to adopt a fair price provision and (2) open access.

Anti-Takeover Defenses and Voting Related Issues

The Funds generally vote FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

The Funds generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

The Funds will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; (5) requesting to opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter or bylaw amendments.

Corporate Governance

The Funds generally vote FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation; and (3) give the board the ability to amend by bylaws, in addition to shareholders.

The Funds generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.

The Funds will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

The Funds generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

The Funds generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

The Funds will evaluate on a case-by-case basis proposals seeking to: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

The Funds generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan (“ESOP”) or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 (“OBRA laws”); (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws; (12) seeking to put option repricings to a shareholder vote; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14 seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

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The Funds generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate..

The Funds will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

Mergers and Corporate Restructurings

The Funds generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

The Funds generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

The Funds will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Certain Foreign Securities

In certain foreign jurisdictions the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  For example, a Fund may be prevented from selling shares of the foreign security for a period of time if the sub-advisor exercises its proxy voting rights. This is known as “share-blocking.”  There are occasions where the proxy statements and ballots for foreign securities are not communicated to the Sub-Advisor in a timely manner based on the required timeframes of the local jurisdiction, or do not contain sufficient information on which to base a reasoned vote.  Some foreign securities must be voted in person at the shareholder meeting.

The Funds recognize that voting a proxy might not be in the best interests of a Fund in these and other similar circumstances.  Accordingly, the Funds may wish to abstain from a proxy vote based on a determination that casting a vote would not be in the economic best interests of the shareholders of the Funds.

Social and Environmental Issues

The Funds generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

The Funds generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of genetically modified organisms; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

The Funds will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting reports on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting a company to increase the diversity of the board; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee to review and report outlining the company’s operations in Iran.

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Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Funds’ votes are cast in a manner that the Funds believe is in the best interest of the applicable portfolio and its shareholders.

Conflicts of Interest

The Fund recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies.  Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a Frust portfolio, the portfolios themselves will not have a conflict of interest with Fund shareholders in the voting of proxies.  The Funds expect each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund portfolio and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

Fund of Funds

In the event that one or more Funds participates in a “fund of funds” arrangement with another Fund, the potential exists for an apparent or actual conflict of interest.  For example, if the Fund of Funds invests in shares of another Fund (an “underlying Fund’) it is possible that the Fund of Funds may own a majority, if not all, of the shares or a class of shares of the underlying Fund, and thus control the outcome of the proxy vote in the underlying Fund.  In such circumstances, it is the policy of the Fund of Funds to vote proxies of the underlying Fund in a manner the independent Trustees believe is in the best interest of the Fund of Funds.

Disclosure of Proxy Voting Guidelines and Voting Records

The Funds will fully comply with all applicable disclosure obligations under the Rule.  These include the following:

▪
Disclosure in shareholder reports that a description of the Funds’ Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

▪	Disclosure in the Funds’ Statement of Additional Information (SAI) the actual policies used to vote proxies.

▪
Disclosure in shareholder reports and in the SAI that information regarding how the Funds voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Funds will file all required reports regarding the Funds’ respective actual proxy voting records on Forms N-PX on an annual basis as required by the Rule.  This voting record will also be made available to shareholders.

The Funds will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

Maintenance of Proxy Voting Records

The Funds’ administrators, advisers, and/or sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund portfolio as required by the Rule.  These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy.  Applicable records shall be maintained for a period of six (6) years.

Review of Proxy Voting Guidelines

This guideline as well as the proxy voting guidelines of all Fund advisers and sub-advisers will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:                      January 1, 2008

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OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OMCAP”) recognizes that proxies for companies whose securities are held in the Old Mutual Funds have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s).  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

At this time, OMCAP delegates proxy voting authority and responsibility to sub-advisers of the Old Mutual Funds.  In turn, the sub-advisers are expected to adhere to this Policy, relevant securities laws and their own internal proxy voting policies.  All sub advisers to the Old Mutual Funds are required to have such policies and keep records of their proxy voting under Investment Advisers Act Rules 206(4)-6 and Rule 204-2, as amended.

Sub-Adviser Proxy Voting Reports

Each sub-adviser is required to prepare a Proxy Voting Record Report for the Committee on at least an annual basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.  Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

•	These policy and procedures, and any amendments thereto;

•	Various reports prepared according to the above procedures; and

•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

Proxy Oversight Committee

OMCAP has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer.  The Committee is primarily responsible for:

♦	Reviewing and periodically approving these policies and procedures;
♦	Reviewing the proxy voting policies of sub advisers; and
♦	Acting as a resource for sub advisers on proxy matters, if requested.

The Committee reviews each sub-adviser’s proxy voting policy to ensure that such policies comply with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest.  The Committee is also available to serve as a potential resource for the sub-advisers in determining how to resolve material conflicts of interest when voting a proxy for a client of OMCAP.  Sub-advisers are not mandated to use the Committee in this capacity.

Disclosure to Clients

Form ADV

OMCAP’s Form ADV will include a description of this Policy and, upon request, OMCAP will provide clients a copy of the complete Policy.  OMCAP will also provide to clients, upon request, information on how their securities were voted.

Form N-PX

Under Investment Company Act Rule 30b1-4, each Trust of the Old Mutual Funds is required to file on or before August 31 of each year a report on Form N-PX, detailing how the Funds voted each portfolio company proxy during the twelve month period ended on June 30 of that year.  OMCAP’s Fund Accounting and Legal Departments are responsible for working with the Funds’ sub advisers and custodians to prepare and file such yearly reports.

Website

The Forms N-PX for each Trust in the Old Mutual Funds also will be available through the Funds’ website.

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ACADIAN ASSET MANAGEMENT LLC
Proxy Voting Policy
(as of August 2009)

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client.  Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients.  Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients.  Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Acadian has retained RiskMetrics Group (formerly ISS) to research and vote its proxies.  RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on RiskMetrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest.  Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to RiskMetrics to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed RiskMetrics to not vote proxies in so-called "share blocking" markets.  Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting.  The period of blocking typically lasts anywhere from a few days to two weeks.  During the period, any portfolio holdings in these markets cannot be sold without a formal recall.  The recall process can take time, and in some cases, cannot be accomplished at all.  This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.  Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override RiskMetrics vote recommendations under certain circumstances.  Acadian will only do so if they believe that voting contrary to the RiskMetrics recommendation is in the best interest of clients.  All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests.  In these situations RiskMetrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed.  Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

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If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients.  If Acadian determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by RiskMetrics, summaries of which can be found at http://www.riskmetrics.com/policy and which are deemed to be incorporated herein.  The policies have been developed based on RiskMetrics’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value.  Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator.  The Proxy Coordinator acts as coordinator with RiskMetrics including ensuring proxies Acadian is responsible to vote are forwarded to RiskMetrics, overseeing that RiskMetrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by their research group.  Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  RiskMetrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis.  Proxy voting records are available to all clients upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ RiskMetrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Amy Conklin in Acadian’s Client Communications Group at 1-800-946-0166 or aconklin@acadian-asset.com.

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Analytic Investors, LLC

Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process.  The Committee consists of at least one of the firm’s Chief Investment Officer, the Chief Compliance Officer, and the Proxy Coordinator.  The Committee seeks to develop, recommend, and monitor policies governing proxy voting.  The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.  Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies.  To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record.  Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines.  A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests.  A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic’s Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service.  At least two members of Analytic’s Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service.  Analytic’s Proxy Committee will not override the voting guidelines of the Proxy Service.  A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients.   A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Table of Contents - Statement of Additonal Information 2

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Proxy Coordinator at 1-800-618-1872.  The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service
•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic)
•	Records of votes cast on behalf of clients
•	Records of written client requests for voting information
•	Records of written responses from Analytic to both written and verbal client requests
Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

Clough Capital Partners, LP
Proxy Voting Policy

Effective Date:	June 15, 2004
Approver:	Compliance Committee
Applicability:	All Employees
Last Revised:	August 22, 2007

Policy Statement

Clough Capital will vote proxies on behalf of client accounts in a manner that ensures that the best interests of the client are taken into consideration, and in a manner that seeks to avoid conflicts of interest. Clough Capital will provide a description of its proxy voting policies and procedures to clients upon request.

I.             Overview

Proxy voting by an Adviser for client accounts is governed by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The rule requires an Adviser that votes proxies on behalf of client accounts to adopt written policies and procedures to ensure that proxies are voted in the best interests of clients, to describe to clients how proxies will be voted on their behalf, and to disclose to clients how they can obtain information on how proxies were voted. For registered investment companies, the Investment Company Act of 1940, as amended (the “ICA”) Rule 30b1-4 requires an annual filing of the complete proxy voting record for the fund, as well as disclosure in annual reports about proxy voting policies and procedures and how an investor can receive a copy of those policies and procedures.

II.             General Rules

If an Adviser has been given authority to vote proxies on client securities, either explicitly in the investment management agreement, as is the case with Clough Capital’s separately managed accounts, or implicitly by an overall delegation of investment discretion, then the Adviser must adopt policies and procedures to ensure that those votes are done in best interests of clients. An Adviser is a fiduciary that owes each client duties of care and loyalty with respect to all services undertaken on behalf of the client, including proxy voting. The duty of care requires an Adviser to monitor corporate events and to vote proxies conscientiously; the duty of loyalty requires an Adviser to cast proxy votes in a manner consistent with the best interest of the client. Voting of proxies on behalf of clients raises the potential for conflicts of interest, and these potential conflicts are what the written policies and procedures must address.

III.             Specific Procedures

Rule 206(4)-6 of the Advisers Act requires any Adviser that has been given discretion by a client to exercise voting authority with respect to securities in their accounts to do the following:
•	Adopt and implement written policies and procedures that are reasonably designed to ensure that proxies on client securities are voted in the best interests of clients
•	These procedures must include how to address material conflicts that may arise between the interests of the Adviser and those of the client
•	Disclose to clients how they can obtain information about how the Adviser voted with respect to their securities
•	Describe to the client the Adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the client

Table of Contents - Statement of Additonal Information 2

Proxy voting procedures

The procedures adopted by an Adviser for voting of proxies do not have to address every possible proxy proposal, but should address general topics such as what factors will be taken into consideration when voting, what the firm’s position will be for routine matters such as changes in corporate governance, adoption or amendments to compensation plans, and matters involving social issues or corporate responsibility. Clough Capital has established procedures that outline the basic firm position on the most common proxy issues, with general guidance for other issues that may arise based on categories of topics, e.g. corporate governance issues, or social and political issues. A Proxy Voting Administrator will oversee the proxy voting process for Clough Capital client accounts. See the Proxy Voting Procedures and Proxy Voting Guidelines.

Resolving conflicts of interest

In exercising its voting discretion Clough Capital will seek to avoid any direct or indirect conflicts of interest presented by the voting decision. If any substantive matter or foreseeable result of the matter to be voted on presents a conflict or potential conflict of interest involving Clough Capital or an affiliate, or any issuer of a security for which Clough Capital or an affiliate acts as a sponsor, advisor, or manager, or any person with whom Clough Capital or an affiliate has a material contract or business relationship (all considered “Interested Parties”), Clough Capital will make a written disclosure of the conflict to the client indicating how Clough Capital proposes to vote on the matter and the reasons for doing so. If Clough Capital does not receive timely written instructions as to voting or not voting on the matter from the client, Clough Capital may take any of the following actions which it deems to be in the best interests of the client:
•	Engage an independent third party to determine whether and how the proxy should be voted and vote that way, or refrain from voting on the matter as determined by the third party;
•	Vote on the matter as proposed to the client if the vote is against the interests of Clough Capital or any Interested Party; or
•	Refrain from voting on the matter

Disclosing how to obtain information

Clough Capital is required under the Advisers Act to disclose to clients its proxy voting policies and procedures, to offer to send a copy of those policies and procedures to clients upon request, and to also offer to make available to clients information as to how Clough Capital has voted on each proxy. Clough Capital will make this disclosure in its Form ADV Part II, which is provided to clients when a new investment management relationship is established and which is offered annually to all existing clients.   In addition, registered investment companies managed by Clough Capital are required by the ICA to publicly disclose how proxies were voted, as well as disclose in annual and semi-annual reports how shareholders can obtain information about proxy voting. Public disclosure of proxy votes for mutual funds is accomplished through the filing of Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Companies. Form N-PX is required to be filed by August 31 st of each year for proxies voted for the past year through June 30 th . This filing is done by ALPS Fund Services, with information supplied by Clough Capital. This voting record must also be available to shareholders free of charge, either by calling the fund directly on a toll-free number, or electronically via a fund website. Finally, the mutual fund registration statement (SAI for open-end funds; N-CSR for closed-end funds) must either contain a summary of the proxy voting policies and procedures, or the actual policies and procedures themselves.

Table of Contents - Statement of Additonal Information 2

Copper Rock Capital Partners, LLC
Proxy Voting Policy
(as of June 2008)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients' best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Copper Rock has retained Risk Metrics (formerly Institutional Shareholder Services) to research and vote proxies.  Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on Risk Metrics to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override Risk Metrics’ vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the Risk Metrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Risk Metrics before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients.  If Copper Rock determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by Risk Metrics.   The policies have been developed based on Risk Metrics’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

Risk Metrics proxy voting policies include:

Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Table of Contents - Statement of Additonal Information 2

Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator.  The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Risk Metrics is notified by the custodian of a proxy that requires voting and/or after Risk Metrics cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, Risk Metrics will review the proxy and make a voting proposal based on the recommendations provided by Risk Metrics’ research group.  Any electronic proxy votes will be communicated to the proxy solicitor by Risk Metrics’ Global Proxy Distribution Service  while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.  Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Risk Metrics/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140.  The report will be provided free of charge.

Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-612 11/2009

PART C
OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibits:
(a)	(1)
Agreement and Declaration of Trust.  Agreement and Declaration of Trust of Old Mutual Funds I (the “Registrant”) dated May 27, 2004.  Incorporated herein by reference to Registration Statement filed June 1, 2004.

	(2)	Amended Schedule A to Agreement and Declaration of Trust of the Registrant, as amended November 9, 2009.
	(3)	Amendment to Agreement and Declaration of Trust, as amended November 19, 2007. Incorporated herein by reference to the Post-Effective Amendment No. 32 to Registration Statement filed January 23, 2008.
(b)		Amended and Restated By-Laws of the Registrant, dated May 21, 2008. Incorporated herein by reference to the Post-Effective Amendment No. 35 to Registration Statement filed November 14, 2008.
(c)		Instruments Defining Rights of Security Holders.
	(1)	Articles II, VI, VII and IX of the Agreement and Declaration of Trust.
	(2)	Articles IV and VI of the By-Laws.
(d)		Investment Advisory Agreement.
(1)
Investment Advisory Agreement dated September 7, 2004, by and among the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio (the “Asset Allocation Funds”).  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(2)
Amendment No. 1 dated May 11, 2005 to Schedule A to the Investment Advisory Agreement dated September 7, 2004, by and among the Registrant and Old Mutual Capital, Inc., adding Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Analytic Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(3)
Amended Schedule A dated November 19, 2007 to the Investment Advisory Agreement dated September 7, 2004.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

(4)
Investment Sub-Advisory Agreement dated December 9, 2005, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, Inc., with respect to Old Mutual Analytic Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(5)
Investment Sub-Advisory Agreement dated June 16, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Copper Rock Capital Partners LLC, with respect to Old Mutual Copper Rock Emerging Growth Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(6)
Investment Sub-Advisory Agreement dated July 14, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Ibbotson Associates Advisors, LLC, with respect to the Asset Allocation Funds.  Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(7)
Investment Advisory Agreement dated December 2, 2005, by and among Old Mutual Capital, Inc. and the Registrant, with respect to Old Mutual China Fund and Old Mutual International Equity Fund (the “International Funds”).  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(8)
Investment Sub-Advisory Agreement dated December 14, 2005, by and among the Registrant, Old Mutual Capital, Inc., and Acadian Asset Management, Inc. with respect to Old Mutual International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(9)
Interim Investment Sub-Advisory Agreement dated July 14, 2009, by and among the Registrant, Old Mutual Capital, Inc., and Clough Capital Partners LLC, on behalf of Clough Capital Partners, LP, with respect to Old Mutual China Fund.

(e)	(1)
Distribution Agreement.  Distribution Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Investment Partners.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

	(2)	Amendment to the Distribution Agreement, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
	(3)	Amended Exhibit A to Distribution Agreement, as amended November 9, 2009.
(f)		Bonus or Profit Sharing Contracts. Not Applicable.
(g)		Custodian Agreements.
(1)
Amended and Restated Custody Agreement between the Registrant and The Bank of New York Mellon dated September 25, 2007.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

	(2)	Amendment to Amended and Restated Custody Agreement, as amended July 31, 2009.
	(3)	Amended Schedule II to Amended and Restated Custody Agreement, as amended November 9, 2009.
(4)
Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated September 25, 2007.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

(h)		Other Material Contracts.
(1)
Administrative Services Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Fund Services.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(2)
Amendment to the Administrative Services Agreement, as amended December 12, 2005.  Incorporated herein by reference to the Post-Effective Amendment No. 29 to Registration Statement filed August 17, 2007.

(3)
Amendment to the Administrative Services Agreement, as amended August 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

	(4)	Amended Schedule A to Administrative Services Agreement, as amended November 9, 2009.
(5)
Fund Sub-Administration and Accounting Agreement between the Registrant and The Bank of New York dated September 25, 2007.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

(6)
Amendment to Fund Sub-Administration and Accounting Agreement, as amended January 3, 2008.  Incorporated herein by reference to the Post-Effective Amendment No. 33 to Registration Statement filed February 7, 2008.

	(7)	Amendment to Fund Sub-Administration and Accounting Agreement, as amended July 31, 2009.
	(8)	Amended Exhibit A to Fund Sub-Administration and Accounting Agreement, as amended November 9, 2009.
	(9)	Service Plan for the Registrant’s Class A and Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(10)
Amended Schedule A to the Service Plan (Class A and Class C Shares), as amended March 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(11)
Expense Limitation Agreement dated January 1, 2009 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 14, 2008.

	(12)	Amendment to Expense Limitation Agreement, as amended January 1, 2010.
(13)
Amended and Restated Extended Expense Limitation Agreement dated January 1, 2010 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 14, 2008.

	(14)	Amendment to Amended and Restated Extended Expense Limitation Agreement, as amended January 1, 2010.

(i)	(1)
Opinion and Consent of Counsel for the Registrant’s Class A, Class C, and Institutional Class shares of the Asset Allocation Funds.  Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

(2)
Opinion and Consent of Counsel for the Registrant’s Class A, Class C, and Institutional Class shares of Old Mutual Copper Rock Emerging Growth Fund; Class A, Class C and Class Z shares of Old Mutual Analytic Fund; and Class Z shares of the Asset Allocation Funds.  Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.

(3)
Opinion and Consent of Counsel for the Registrant’s Class Z shares of Old Mutual Copper Rock Emerging Growth Fund and Institutional Class shares of Old Mutual Analytic Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 29 to Registration Statement filed August 17, 2007.

(4)
Opinion and Consent of Counsel for the Registrant’s Class A, Class C, Class Z, and Institutional Class shares of the International Funds.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(j)	(1)	Consent of Counsel.
	(2)	Consent of Independent Accountants.
(k)		Not Applicable.
(l)
Letter from Old Mutual Capital Inc. dated September 7, 2004 to the Registrant with respect to the initial capitalization of the Registrant.  Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

(m)		Plan under Rule 12b-1.
	(1)	Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(2)
Amended Schedule A to Distribution Plan (Class A Shares), as amended March 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

	(3)	Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(4)
Amended Schedule A to Distribution Plan (Class C Shares), as amended March 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(n)		Rule 18f-3 Multiple Class Plan, as revised September 25, 2007. Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.
	(1)	Amended Schedule A to Rule 18f-3 Multiple Class Plan, as amended November 9, 2009.
(o)		Not Applicable.
(p)		Code of Ethics.
	(1)	Code of Ethics of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(2)	Code of Ethics of Old Mutual Capital, Inc. and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(3)	Code of Ethics of Ibbotson Associates Advisors, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(4)	Code of Ethics of Acadian Asset Management, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(5)	Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed October 14, 2005.
	(6)	Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(7)	Code of Ethics of Clough Capital Partners, LP.
(q)
Other:  Trustees’ Power of Attorney.  Powers of Attorney for John R. Bartholdson, Julian F. Sluyters, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.  Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.                      INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant includes the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1.                      Limitation of Liability.  A Trustee or officer, when acting in such capacity, shall not be personally liable to any Person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2.                      Indemnification of Covered Persons.  Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law.

The Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1.                      Indemnification.  For the purpose of this Section 1, “Trust” includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Section 1.

(a)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:  (i) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust’s best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful.  The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust.

Section 2.                      Advance Payments of Indemnifiable Expenses.  To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.                      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 26 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

Adviser/Sub-Adviser	Advisers Act Registration Number
Old Mutual Capital, Inc.	801-63140
Ibbotson Associates Advisors, LLC	801-62323
Acadian Asset Management LLC	801-28078
Analytic Investors, LLC	801-07082
Clough Capital Partners, LP	801-63142
Copper Rock Capital Partners, LLC	801-63900

ITEM 27.                      PRINCIPAL UNDERWRITERS

(a)	Registrant’s distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Funds II, Old Mutual Funds III, and the Registrant.

(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster Street, Suite 600, Denver Colorado 80237.

Name	Positions and Office with Underwriter	Position and Offices with Registrant
Matthew Appelstein	President and Chief Executive Officer	None
Mark E. Black	Senior Vice President, Chief Financial Officer and Treasurer	None
Andra C. Ozols	Senior Vice President, Chief Administrative Officer, General Counsel, and Secretary	Vice President and Secretary
Brian Dillon	Senior Vice President and Chief Compliance Officer	None
Keith McRedmond	Senior Vice President	None
J.C. Waller	Senior Vice President	None
Jerome Heppelmann	Vice President	None
Shaye L. Wade	Vice President	None

(c)	None.

ITEM 28.                      LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodians:

The Bank of New York Mellon
One Wall Street
New York, NY 10286

(b)
With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant’s Sub-Administrator:

The Bank of New York Mellon
One Wall Street
New York, NY 10286

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor or Sub-Advisors:

Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600
Denver, CO 80237

Ibbotson Associates Advisors, LLC
225 N. Michigan Avenue, Suite 700
Chicago, IL 60601

Acadian Asset Management LLC
One Post Office Square, 20th Floor
Boston, MA 02109

Analytic Investors, LLC
500 South Grand Avenue, 23rd Floor
Los Angeles, CA 90071

Clough Capital Partners, LP
One Post Office Square, 40th Floor
Boston, MA  02109

Copper Rock Capital Partners, LLC
200 Clarendon Street, 51stFloor
Boston, MA 02116

ITEM 29.                      MANAGEMENT SERVICES

None.

ITEM 30.                      UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on the 16th day of November, 2009.

OLD MUTUAL FUNDS I
(Registrant)

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 16th day of November, 2009.

	/s/ Julian F. Sluyters	Trustee, President, and
	Julian F. Sluyters	Principal Executive Officer

	/s/ Robert T. Kelly	Treasurer and
	Robert T. Kelly	Principal Financial Officer

	/s/ John R. Bartholdson*	Trustee
John R. Bartholdson

	/s/ Robert M. Hamje*	Trustee
Robert M. Hamje

	/s/ Jarrett B. Kling*	Trustee
Jarrett B. Kling

	/s/ L. Kent Moore*	Trustee
L. Kent Moore

*By:	/s/ Julian F. Sluyters
Julian F. Sluyters
Attorney-in-Fact

OLD MUTUAL FUNDS I

INDEX TO EXHIBITS

Item 23.

Exhibits:
EX-99.a.2	Amended Schedule A to Agreement and Declaration of Trust of the Registrant, as amended November 9, 2009.
EX-99.d.9
Interim Investment Sub-Advisory Agreement dated July 14, 2009, by and among the Registrant, Old Mutual Capital, Inc., and Clough Capital Partners LLC, on behalf of Clough Capital Partners, LP, with respect to Old Mutual China Fund.

EX-99.e.3	Amended Exhibit A to Distribution Agreement, as amended November 9, 2009.
EX-99.g.2	Amendment to Amended and Restated Custody Agreement, as amended July 31, 2009.
EX-99.g.3	Amended Schedule II to Amended and Restated Custody Agreement, as amended November 9, 2009.
EX-99.h.4	Amended Schedule A to Administrative Services Agreement, as amended November 9, 2009.
EX-99.h.7	Amendment to Fund Sub-Administration and Accounting Agreement, as amended July 31, 2009.
EX-99.h.8	Amended Exhibit A to Fund Sub-Administration and Accounting Agreement, as amended November 9, 2009.
EX-99.h.12	Amendment to Expense Limitation Agreement, as amended January 1, 2010
EX-99.h.14	Amendment to Amended and Restated Extended Expense Limitation Agreement, as amended January 1, 2010.
EX-99.j.1	Consent of Counsel.
EX-99.j.2	Consent of Independent Accountants.
EX-99.n.1	Amended Schedule A to Rule 18f-3 Multiple Class Plan, as amended November 9, 2009.
EX-99.p.7	Code of Ethics of Clough Capital Partners, LP